Exhibit 3.1

CERTIFICATE OF
RESTATED ARTICLES OF INCORPORATION OF
SOUTHERN CALIFORNIA EDISON COMPANY

The undersigned, ROBERT C. BOADA and BARBARA E. MATHEWS, hereby certify that they are the duly elected and acting Vice President and Treasurer, and Vice President, Associate General Counsel, Chief Governance Officer and Corporate Secretary, respectively, of SOUTHERN CALIFORNIA EDISON COMPANY, a California corporation, and that the Articles of Incorporation of said corporation shall be restated as follows:

“RESTATED ARTICLES OF INCORPORATION
OF
SOUTHERN CALIFORNIA EDISON COMPANY

First: The name of the corporation is:

SOUTHERN CALIFORNIA EDISON COMPANY

Second: The purpose of the corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of California other than the banking business, the trust company business or the practice of a profession permitted to be incorporated by the California Corporations Code.

Third: Intentionally omitted.

Fourth: Intentionally omitted.

Fifth: SPECIAL VOTING PROVISIONS:

1.    The preferred capital stock of the corporation may be increased or diminished at a meeting of the shareholders of said corporation by a vote representing at least two-thirds of the entire subscribed or issued capital stock of the corporation.

2.    Whenever six or more quarterly dividends, whether consecutive or not, payable with respect to any one or more series of the Cumulative Preferred Stock, 4.32% Series, 4.08% Series, 4.24% Series or 4.78% Series, of the corporation (such series being hereinafter collectively referred to in this paragraph 2 as “Preferred Stock”), shall be in default, and until all such Preferred Stock dividends then in default shall have been paid or declared and set apart for payment, the holders of Preferred Stock, voting separately as a single

Exhibit 3.1

class and on the basis of the voting rights set forth in Article Sixth hereof, shall be entitled to elect two (2) directors to the Board of Directors of the corporation, and the holders of all the outstanding shares of the capital stock of the corporation, exercising the voting rights conferred by Article Sixth and by law, shall be entitled to elect the remaining exact number of authorized directors. The special voting power to elect directors conferred by this paragraph 2 upon the holders of Preferred Stock (herein called the “Preferred Stock special voting right”) shall terminate, subject to renewal from time to time upon the same terms and conditions, when all such dividends in default shall have been paid or declared and set apart for payment.

The Preferred Stock special voting right shall vest the day after the corporation defaults in the payment of a dividend on any one or more series or classes of the Preferred Stock which, together with prior continuing and concurrent defaults in the payment of dividends on any one or more series or classes of the Preferred Stock, aggregate six defaults in the quarterly dividend payments on any one or more series or classes of the Preferred Stock. Upon such vesting, the Preferred Stock special voting right may be first exercised at the next scheduled annual meeting of shareholders of the corporation unless the Preferred Stock special voting right vests on a date falling on or after December 31 of any year and on or prior to the scheduled date of the annual meeting next following such December 31, in which case the Preferred Stock special voting right may be first exercised at a special meeting of shareholders of the corporation, which may be held for such purpose upon call and notice as provided in the Bylaws of the corporation then in effect, not earlier than sixty (60) days after the date of such annual meeting. If such special meeting shall not have been called within ten (10) days after personal service or fifteen (15) days after mailing by registered mail within the United States of America, of a request for the holding of such meeting by the record holders of at least 10% of the shares of Preferred Stock then outstanding addressed to the Secretary at the principal executive office of the corporation, then a person designated by the record holders of at least 10% of the shares of Preferred Stock then outstanding may call such meeting at the place and upon the notice provided in the Bylaws, and for that purpose shall have access to the stock records of the corporation.

Except as provided in the next sentence, if the Preferred Stock special voting right shall terminate, the holders of all the outstanding shares of the capital stock of the corporation, exercising the voting rights conferred by Article Sixth and by law, shall be entitled to elect all directors comprising the authorized number of directors. If the Preferred Stock special voting right shall terminate after a date which precedes by ten (10) days the proposed date of mailing of notice of any meeting of shareholders at which said right was to be exercised and before the date of said meeting, no election of directors shall occur at said meeting and the election of directors shall occur thereafter at a special or annual meeting of shareholders which may be held for such purpose upon call (in the case of a special meeting) and notice as provided in the Bylaws of the corporation then in effect within ninety (90) days after the date of such prior special or annual meeting of shareholders; provided, however, that no special meeting of shareholders to elect directors shall be required if such terminated Preferred Stock special voting right has never been exercised.

At any special or annual meeting of shareholders of the corporation at which the Preferred Stock special voting right shall be exercisable, the holders of the Preferred Stock may exercise the right to elect two directors to the Board of Directors prior to the exercise of the right of the holders of all of the outstanding shares of the capital stock of the corporation to elect the remaining members of the Board of Directors. The terms of office of all persons who are directors of the corporation immediately prior to such meeting shall terminate upon the election of their successors. Nothing herein contained shall be construed to be a bar to the reelection of any director at any special or annual meeting of shareholders at which the Preferred Stock special voting right is exercised.

Upon termination of the Preferred Stock special voting right, the term of office of all the directors of the corporation shall terminate upon the election of their successors at a meeting of the shareholders of the corporation then entitled to vote.

Sixth:    1. AUTHORIZED CAPITAL: The corporation is authorized to issue the following designated classes of shares of stock with the following number of shares per class:

(a)    Cumulative Preferred Stock--twenty-four million (24,000,000) shares with a par value of $25 per share;

(b)    $100 Cumulative Preferred Stock--twelve million (12,000,000) shares with a par value of $100 per share;
(c)    Preference Stock--fifty million (50,000,000) shares with no par value; and
(d)    Common Stock--five hundred sixty million (560,000,000) shares with no par value.
2.    CUMULATIVE PREFERRED STOCK AND $100 CUMULATIVE PREFERRED STOCK: Shares of the Cumulative Preferred Stock may be issued from time to time in one or more series, and shares of the $100 Cumulative Preferred Stock may be issued from time to time in one or more series. Each series of Cumulative Preferred Stock and each series of $100 Cumulative Preferred Stock shall be so designated as to distinguish it from other series of such stock. Such designation may include an appropriate reference to its dividend rate and any other characteristics. The Board of Directors is hereby authorized, within the limitations and restrictions stated in this Article, to fix or alter, from time to time, the dividend rights, dividend rate, conversion rights, voting rights (in addition to the voting rights hereinafter provided), rights and terms of redemption (including sinking fund provisions), the redemption price or prices and/or the liquidation preferences of any wholly unissued series of Cumulative Preferred Stock and of any wholly unissued series of $100 Cumulative Preferred Stock, and to fix the number of shares constituting any unissued series. The term “fixed for such series” and correlative terms shall be deemed to mean as stated in a resolution or resolutions adopted by the Board of Directors in exercise of the authority granted by this paragraph. The term “Board of Directors,” as used in this Article Sixth, shall be deemed to include any duly authorized and functioning committee of the Board of Directors of the corporation, to the extent such committee is permitted to exercise the powers of the Board of Directors under the California General Corporation Law. The number of shares of Cumulative Preferred Stock, 4.78% Series, heretofore fixed by the resolution of the Board of Directors set forth in the Certificate of Determination of Preferences of said 4.78% Series filed in the office of the Secretary of State of the State of California on February 10, 1958, is determined to be 1,296,769. The dividend rate, redemption price, and voluntary liquidation preferences of shares of said 4.78% Series shall be as heretofore fixed by the resolution of the Board of Directors set forth in said Certificate of Determination of Preferences. In addition to any other rights, preferences, privileges and restrictions that the Board of Directors may grant to or impose upon any wholly unissued series of Cumulative Preferred Stock or any wholly unissued series of $100 Cumulative Preferred Stock, all of the holders of shares of Cumulative Preferred Stock and $100 Cumulative Preferred Stock shall be subject to the following rights, preferences, privileges and restrictions:

(a)    Dividend Rights: The holders of the Cumulative Preferred Stock of each series and the holders of the $100 Cumulative Preferred Stock of each series, in preference to the holders of the Preference Stock and the Common Stock, shall be entitled to receive, when and as declared by the Board of Directors out of any funds legally available therefor, cash dividends at the rate fixed for such series, and no more, payable quarterly on such dates as may be determined by the Board of Directors with respect to the quarterly period (or, in the case of initial issuance of any shares of any series, with respect to the portion of such period) ending on each such respective payment date. Such dividends with respect to any particular shares of such stock shall be cumulative from the first day of the quarterly period in which such shares were issued or, in the case of initial issuance of any shares of any series, from the date of issuance thereof. No dividend shall be paid upon, or declared or set apart for, any share of Cumulative Preferred Stock or any share of $100 Cumulative Preferred Stock for any current dividend period if dividends on any series of Cumulative Preferred Stock or any series of $100 Cumulative Preferred Stock are accumulated and unpaid for any prior quarterly dividend period, or, in the case of payment of dividend arrearages on Cumulative Preferred Stock or on $100 Cumulative Preferred Stock, unless at the same time a like proportionate dividend for the same or corresponding dividend period, ratably in proportion to the respective annual dividend rates fixed therefor, shall be paid upon, or declared and set apart for, all shares of Cumulative Preferred Stock and $100 Cumulative Preferred Stock of all series then issued and outstanding and entitled to receive such dividend.

In no event, so long as any shares of Cumulative Preferred Stock or $100 Cumulative Preferred Stock shall be outstanding, shall any dividend, whether in cash or property, be paid or declared, nor shall any distribution be made, on the Preference Stock or the Common Stock, nor shall any shares of Preference Stock or Common Stock be purchased, redeemed or otherwise acquired for value by the corporation, unless all dividends on the Cumulative Preferred Stock and the $100 Cumulative Preferred Stock of all series for all past quarterly dividend periods shall have been paid or declared and set apart. The foregoing provisions of this subparagraph shall not, however, apply to a dividend payable in Preference Stock or Common Stock or to the acquisition of any shares of Preference Stock or Common Stock in exchange for, or through application of the proceeds of the sale of, any shares of Preference Stock or Common Stock.

(b)    Liquidation Rights: In the event of any voluntary liquidation, dissolution or winding up of the affairs of the corporation, then, before any distribution or payment shall be made to the holders of the Preference Stock or the Common Stock, the holders of the Cumulative Preferred Stock and the holders of the $100 Cumulative Preferred Stock shall be entitled to be paid in full the liquidation preferences fixed by the Board of Directors for the respective series thereof, together with an amount equal to all accumulated and unpaid dividends thereon to and including the date fixed for such distribution or payment. In the event of any involuntary liquidation, dissolution or winding up of the affairs of the corporation, then, before any distribution or payment shall be made to the holders of the Preference Stock or the Common Stock, the holders of the Cumulative Preferred Stock shall be entitled to be paid the sum of twenty-five dollars ($25) per share, and the holders of the $100 Cumulative Preferred Stock shall be entitled to be paid the sum of one hundred dollars ($100) per share, together, in the case of each class, with an amount equal to all accumulated and unpaid dividends thereon to and including the date fixed for such distribution or payment. If, upon any liquidation, dissolution or winding up of the affairs of the corporation, the amounts so payable are not paid in full to the holders of all outstanding shares of Cumulative Preferred Stock and $100 Cumulative Preferred Stock the holders of all series of Cumulative Preferred Stock and all series of $100 Cumulative Preferred Stock shall share ratably in any distribution of assets to shares of such classes in proportion to the full amounts to which they would otherwise be respectively entitled.

(c)    Voting Rights: The Cumulative Preferred Stock, 4.32% Series, 4.08% Series, 4.24% Series and 4.78% Series, shall be entitled to voting rights on the basis of six votes per share. The Cumulative Preferred Stock and the $100 Cumulative Preferred Stock shall also, in addition to such voting rights as may be fixed for any series thereof, be entitled to the following voting rights:

(1)    So long as any shares of Cumulative Preferred Stock are outstanding, the consent of the holders of at least two-thirds of the Cumulative Preferred Stock at the time outstanding, given in person or by proxy, either in writing or by vote at any meeting called for the purpose, shall be necessary for effecting or validating any one or more of the following:

(i)        any amendment of the Articles of Incorporation which would change any outstanding shares of Cumulative Preferred Stock in any one or more of the following respects: (1) to authorize the corporation to levy assessments thereon; (2) to reduce the dividend rate thereof; (3) to make noncumulative, in whole or in part, the dividends payable with respect thereto; (4) to reduce the redemption price thereof; (5) to reduce any amount payable thereon upon voluntary or involuntary liquidation; (6) to eliminate, diminish or alter adversely conversion rights pertaining thereto; (7) to diminish or eliminate voting rights pertaining thereto; (8) to rearrange the priority of outstanding shares of Cumulative Preferred Stock so as to make them subject to the preferences of other then outstanding shares as to distributions by way of dividends or otherwise; provided, however, that if such amendment changes in any of the foregoing respects one or more but not all series of Cumulative Preferred Stock at the time outstanding, only the consent of the holders of at least two-thirds of each series so affected shall be required;

(ii)        the authorization or creation, or the increase in the authorized amount, of any stock of any class or any security convertible into stock of any class, ranking senior to the Cumulative Preferred Stock; or

(iii)    the consolidation or merger of the corporation; provided, however, that this restriction shall not apply to, nor shall it operate to prevent, a consolidation or merger of the corporation with a subsidiary of the corporation, if none of the voting powers, rights or preferences of the holders of the Cumulative Preferred Stock will be adversely affected thereby, and if none of the property or business theretofore owned or operated by the corporation will thereby become subject to the lien of any mortgage, deed of trust or other encumbrance of such subsidiary, and if the company resulting from or surviving such consolidation or merger will be authorized to carry on the business then being conducted by the corporation and will have authorized and outstanding, after such consolidation or merger, no stock of any class or other securities ranking senior to or on a parity with the Cumulative Preferred Stock, or securities convertible into any such stock or securities, except the same number of shares of stock and the same amount of other securities with the same voting powers, rights and preferences as the stock and securities of the corporation authorized and outstanding immediately preceding such consolidation or merger, and if each holder of Cumulative Preferred Stock at the time of such consolidation or merger will receive the same number of shares, with the same voting powers, rights and preferences, of the resulting or surviving company as he held of the Cumulative Preferred Stock; and provided, further, that in the event of the amendment of the applicable laws of the State of California so as to permit the consolidation or merger of the corporation upon the vote of the holders of less than two-thirds of the outstanding shares of each class of stock of the corporation, then the consent of the holders of only such lesser proportion of the Cumulative Preferred Stock at the time outstanding (but in no event of less than a majority thereof) shall be necessary for effecting or validating the consolidation or merger of the corporation;

provided, however, that no such consent of the holders of the Cumulative Preferred Stock shall be required if, at or prior to the time when such amendment is to take effect or when the authorization, creation or increase in the authorized amount of any such senior stock or convertible security is to be made, or when such consolidation or merger is to take effect, as the case may be, provision is to be made as provided in the third paragraph of subparagraph (d) of this paragraph 2 for the redemption of all shares of Cumulative Preferred Stock at the time outstanding or, in the case of any such amendment as to which the consent of less than all series of the Cumulative Preferred Stock would otherwise be required, for the redemption of all shares of the series of Cumulative Preferred Stock the consent of which would otherwise be required.

(2)    So long as any shares of Cumulative Preferred Stock are outstanding, the consent of the holders of at least majority of the Cumulative Preferred Stock at the time outstanding, given in person or by proxy, either in writing or by vote at any meeting called for the purpose, shall be necessary for effecting or validating any one or more of the following:

(i)        the increase in the authorized amount of the Cumulative Preferred Stock or the $100 Cumulative Preferred Stock or the authorization or creation, or the increase in the authorized amount, of any new class of stock ranking on a parity with the Cumulative Preferred Stock and the $100 Cumulative Preferred Stock or of any security convertible into Cumulative Preferred Stock or $100 Cumulative Preferred Stock or into stock of any class ranking on a parity with the Cumulative Preferred Stock and the $100 Cumulative Preferred Stock;

(ii)        the sale, lease or conveyance of all or substantially all of the property or business of the corporation, or the parting with control thereof; or

(iii)    the issue of any additional shares of Cumulative Preferred Stock or $100 Cumulative Preferred Stock (or the reissue of any shares of Cumulative Preferred Stock or $100 Cumulative Preferred Stock) or any shares of stock of any class ranking senior to or on a parity with the Cumulative Preferred Stock and the $100 Cumulative Preferred Stock, unless the consolidated income of the corporation and its subsidiaries (determined as hereinafter provided) for any thirty-six consecutive calendar months within the thirty-nine calendar months immediately preceding the month within which the issuance of such additional shares is authorized by the Board of Directors of the corporation shall have been in the aggregate not less than one and one-half times the sum of the interest requirements for three years on all of the funded indebtedness and other borrowings of the corporation and its subsidiaries to be outstanding at the date of such proposed issue and the full dividend requirements for three years on all shares of Cumulative Preferred Stock and $100 Cumulative Preferred Stock and all other stock, if any, ranking senior to or on a parity with the Cumulative Preferred Stock and the $100 Cumulative Preferred Stock to be outstanding at the date of such proposed issue, including the shares then proposed to be issued but excluding any such indebtedness and borrowings and any such shares proposed to be retired in connection with such issue. “Consolidated income” for any period for all purposes of this paragraph 2 shall be computed by adding to the consolidated net income of the corporation and its subsidiaries for said period (determined as hereinafter provided) the amount deducted for interest on funded indebtedness and other borrowings of the corporation and its subsidiaries in determining such consolidated net income. “Consolidated net income” for any period for all purposes of this paragraph 2 shall be as determined by independent certified public accountants of national reputation selected by the corporation, and in determining such consolidated net income for any period, there shall be deducted, in addition to other items of expense, the amount charged to income for said period on the books of the corporation and its subsidiaries for taxes and the provisions for depreciation as recorded on such books or the minimum amount required therefor under the provisions of any then existing general indenture of mortgage or deed of trust of the corporation, whichever is larger; and the Board of Directors of the corporation may, in the exercise of their discretion, make adjustments by way of increase or decrease in such consolidated net income to give effect to changes therein resulting from any acquisition of properties or to any redemption, acquisition, purchase, sale or exchange of securities by the corporation or its subsidiaries either prior to the issuance of any shares of Cumulative Preferred Stock or $100 Cumulative Preferred Stock or stock ranking senior to or on a parity therewith then to be issued or in connection therewith. The term “subsidiary” shall mean, for all purposes of this paragraph 2, any company of which the corporation, directly or through another subsidiary, owns or controls a majority of the outstanding shares of stock entitling the holders thereof to elect a majority of the directors of such company, either at all times or so long as there is no default in the payment of dividends upon any stock having a preference or priority over such stock;

provided, however, that no such consent of the holders of the Cumulative Preferred Stock shall be required if, at or prior to the time when the increase in the authorized amount of the Cumulative Preferred Stock or the $100 Cumulative Preferred Stock or the authorization or creation or increase in the authorized amount of any such parity stock or any such convertible security, or any such sale, lease, conveyance, or parting with control, or the issue of any such additional shares of Cumulative Preferred Stock or $100 Cumulative Preferred Stock or any such senior or parity stock, as the case may be, is to be made, provision is to be made as provided in the third paragraph of subparagraph (d) of this paragraph 2 for the redemption of all shares of Cumulative Preferred Stock at the time outstanding.

(3)    So long as any shares of $100 Cumulative Preferred Stock are outstanding, the consent of the holders of at least two-thirds of the $100 Cumulative Preferred Stock at the time outstanding, given in person or by proxy, either in writing or by vote at any meeting called for the purpose, shall be necessary for effecting or validating any one or more of the following:

(i)    any amendment of the Articles of Incorporation which would change any outstanding shares of $100 Cumulative Preferred Stock in any one or more of the following respects: (1) to authorize the corporation to levy assessments thereon; (2) to reduce the dividend rate thereof; (3) to make noncumulative, in whole or in part, the dividends payable with respect thereto; (4) to reduce the redemption price thereof; (5) to reduce any amount payable thereon upon voluntary or involuntary liquidation; (6) to eliminate, diminish or alter adversely conversion rights pertaining thereto; (7) to diminish or eliminate voting rights pertaining thereto; (8) to rearrange the priority of outstanding shares of $100 Cumulative Preferred Stock so as to make them subject to the preferences of other then outstanding shares as to distributions by way of dividends or otherwise; provided, however, that if such amendment changes in any of the foregoing respects one or more but not all series of $100 Cumulative Preferred Stock at the time outstanding,

only the consent of the holders of at least two-thirds of each series so affected shall be required;

(ii)    the authorization or creation, or the increase in the authorized amount, of any stock of any class or any security convertible into stock of any class, ranking senior to the $100 Cumulative Preferred Stock; or

(iii)    the consolidation or merger of the corporation; provided, however, that this restriction shall not apply to, nor shall it operate to prevent, a consolidation or merger of the corporation with a subsidiary of the corporation, if none of the voting powers, rights or preferences of the holders of the $100 Cumulative Preferred Stock will be adversely affected thereby, and if none of the property or business theretofore owned or operated by the corporation will thereby become subject to the lien of any mortgage, deed of trust or other encumbrance of such subsidiary, and if the company resulting from or surviving such consolidation or merger will be authorized to carry on the business then being conducted by the corporation and will have authorized and outstanding, after such consolidation or merger, no stock of any class or other securities ranking senior to or on a parity with the $100 Cumulative Preferred Stock, or securities convertible into any such stock or securities, except the same number of shares of stock and the same amount of other securities with the same voting powers, rights and preferences as the stock and securities of the corporation authorized and outstanding immediately preceding such consolidation or merger, and if each holder of $100 Cumulative Preferred Stock at the time of such consolidation or merger will receive the same number of shares, with the same voting powers, rights and preferences, of the resulting or surviving company as he held of the $100 Cumulative Preferred Stock; and provided further, that in the event of the amendment of the applicable laws of the State of California so as to permit the consolidation or merger of the corporation upon the vote of the holders of less than two-thirds of the outstanding shares of each class of stock of the corporation, then the consent of the holders of only such lesser proportion of the $100 Cumulative Preferred Stock at the time outstanding (but in no event of less than a majority thereof) shall be necessary for effecting or validating the consolidation or merger of the corporation;

provided, however, that no such consent of the holders of the $100 Cumulative Preferred Stock shall be required if, at or prior to the time when such amendment is to take effect or when the authorization, creation or increase in the authorized amount of any such senior stock or convertible security is to be made, or when such consolidation or merger is to take effect, as the case may be, provision is to be made as provided in the third paragraph of subparagraph (d) of this paragraph 2 for the redemption of all shares of $100 Cumulative Preferred Stock at the time outstanding or, in the case of any such amendment as to which the consent of less than all series of the $100 Cumulative Preferred Stock would otherwise be required, for the redemption of all shares of the series of $100 Cumulative Preferred Stock the consent of which would otherwise be required.

(4)    So long as any shares of $100 Cumulative Preferred Stock are outstanding, the consent of the holders of at least a majority of the $100 Cumulative Preferred Stock at the time outstanding, given in person or by proxy, either in writing or by vote at any meeting called for the purpose, shall be necessary for effecting or validating any one or more of the following:

(i)    the increase in the authorized amount of the $100 Cumulative Preferred Stock or the Cumulative Preferred Stock or the authorization or creation, or the increase in the authorized amount, of any new class of stock ranking on a parity with the $100 Cumulative Preferred Stock and the Cumulative Preferred Stock or of any security convertible into $100 Cumulative Preferred Stock or Cumulative Preferred Stock or into stock of any class ranking on a parity with the $100 Cumulative Preferred Stock and the Cumulative Preferred Stock;

(ii)    the sale, lease or conveyance of all or substantially all of the property or business of the corporation, or the parting with control thereof; or

(iii)    the issue of any additional shares of $100 Cumulative Preferred Stock or Cumulative Preferred Stock (or the reissue of any shares of $100 Cumulative Preferred Stock or Cumulative Preferred Stock) or any shares of stock of any class ranking senior to or on a parity with the $100 Cumulative Preferred Stock and the Cumulative Preferred Stock, unless the consolidated income of the corporation and its subsidiaries (determined as provided in this paragraph 2) for any thirty-six consecutive calendar months within the thirty-nine calendar months immediately preceding the month within which the issuance of such additional shares is authorized by the Board of Directors of the corporation shall have been in the aggregate not less than one and one-half times the sum of the interest requirements for three years on all of the funded indebtedness and other borrowings of the corporation and its subsidiaries to be outstanding at the date of such proposed issue and the full dividend requirements for three years on all shares of $100 Cumulative Preferred Stock and Cumulative Preferred Stock and all other stock, if any, ranking senior to or on a parity with the $100 Cumulative Preferred Stock and the Cumulative Preferred Stock to be outstanding at the date of such proposed issue, including the shares then proposed to be issued but excluding any such indebtedness and borrowings and any such shares proposed to be retired in connection with such issue;

provided, however, that no such consent of the holders of the $100 Cumulative Preferred Stock shall be required if, at or prior to the time when the increase in the authorized amount of the $100 Cumulative Preferred Stock or the Cumulative Preferred Stock or the authorization or creation or increase in the authorized amount of any such parity stock or any such convertible security, or any such sale, lease, conveyance, or parting with control, or the issue of any such additional shares of $100 Cumulative Preferred Stock or Cumulative Preferred Stock or any such senior or parity stock, as the case may be, is to be made, provision is to be made as provided in the third paragraph of subparagraph (d) of this paragraph 2 for the redemption of all shares of $100 Cumulative Preferred Stock at the time outstanding.

(d)    Redemption: Except as otherwise provided in subparagraph (e) of this paragraph 2, the Cumulative Preferred Stock or the $100 Cumulative Preferred Stock of any series may be redeemed, as a whole or in part, at the option of the corporation, by vote of its Board of Directors, at any time or from time to time (subject to any special provisions affecting or limitations on such right to redeem which may be fixed with respect to any particular series of Cumulative Preferred Stock or $100 Cumulative Preferred Stock), at the applicable redemption price fixed for such series which shall include an amount equal to all accumulated and unpaid dividends thereon to and including the date of redemption. If less than all the outstanding shares of Cumulative Preferred Stock or $100 Cumulative Preferred Stock of any series first issued prior to August 14, 1973, are to be redeemed, the shares to be redeemed shall be determined prior to the time of each such partial redemption by lot in such manner as the Board of Directors may prescribe. If less than all the outstanding shares of the Cumulative Preferred Stock or $100 Cumulative Preferred Stock of any series first issued on or subsequent to August 14, 1973, are to be redeemed, the shares to be redeemed shall be determined prior to the time of each such partial redemption either by lot in such manner as the Board of Directors may prescribe or, in the alternative at the discretion of the Board of Directors, pro rata to the nearest whole share.

Notice of every redemption of Cumulative Preferred Stock or $100 Cumulative Preferred Stock shall be given by the corporation by causing a notice thereof to be published in a newspaper printed in the English language and published and of general circulation in the City of Los Angeles, California, and in one such newspaper published and of general circulation in the Borough of Manhattan, the City of New York, New York, in each instance at least once a week for two (2) successive weeks and in each instance on any day of the week, commencing not earlier than sixty (60) nor later than thirty (30) days before the date fixed for redemption. It shall be the duty of the corporation to mail a copy of such notice, postage prepaid, to each holder of record of the shares to be redeemed as of the record date, addressed to such holder at his address appearing on the books of the corporation, not earlier than sixty (60) nor later than thirty (30) days before the date fixed for redemption, but the failure to mail such notice as aforesaid shall not invalidate the redemption of such shares. The publication of notice in accordance with the foregoing procedure may be dispensed with in the discretion of the Board of Directors in any case where it determines that the outstanding shares of any series of Cumulative Preferred Stock or $100 Cumulative Preferred Stock are held by no more than ten (10) holders of record, but in any such case, the copy of such notice of redemption specified above shall be delivered by messenger or mailed by registered or certified mail to the address and within the times specified above.

If the corporation shall deposit on or prior to any date fixed for redemption of Cumulative Preferred Stock or $100 Cumulative Preferred Stock, with any bank or trust company having a capital, surplus and undivided profits aggregating at least five million dollars ($5,000,000), as a trust fund, a fund sufficient to redeem the shares called for redemption, with irrevocable instructions and authority to such bank or trust company to publish the notice of redemption thereof (or to complete such publication if theretofore commenced) and to pay on and after the date fixed for redemption or such earlier date as the Board of Directors may determine, to the respective holders of such shares, the redemption price thereof upon the surrender of their share certificates, then from and after the date of such deposit (although prior to the date fixed for redemption) such shares so called shall be deemed to be redeemed and dividends thereon shall cease to accrue after said date fixed for redemption and such deposit shall be deemed to constitute full payment of said shares to the holders thereof and thereafter said shares shall no longer be deemed to be outstanding, and the holders thereof shall cease to be shareholders with respect to such shares, and shall have no rights with respect thereto except only the right to receive from said bank or trust company payment of the redemption price of such shares without interest, upon surrender of their certificates therefor, and the right to exercise, on or before the date fixed for redemption, any right to convert or exchange said shares which may then exist.

Any moneys deposited by the corporation pursuant to this subparagraph (d) which shall not be required for the redemption because of the exercise of any such right of conversion or exchange subsequent to the date of the deposit shall be repaid to the corporation forthwith. Any other moneys deposited by the corporation pursuant to this subparagraph (d) and unclaimed at the end of six years from the date fixed for redemption shall be repaid to the corporation upon its request expressed in a resolution of its Board of Directors.

(e)    Miscellaneous: If at any time dividends on any of the outstanding shares of Cumulative Preferred Stock or $100 Cumulative Preferred Stock, or on any shares of stock of any class ranking on a parity with the Cumulative Preferred Stock and the $100 Cumulative Preferred Stock, shall be in default, thereafter and until all arrears in payment of quarterly dividends on the Cumulative Preferred Stock and the $100 Cumulative Preferred Stock have been paid, or deposited with any bank or trust company having a capital, surplus and undivided profits aggregating at least five million dollars ($5,000,000) in trust for payment on or before the next succeeding dividend payment date, the corporation shall not redeem less than all of the Cumulative Preferred Stock and the $100 Cumulative Preferred Stock at the time outstanding and shall not purchase or otherwise acquire for value any Cumulative Preferred Stock or $100 Cumulative Preferred Stock except in accordance with offers made to all holders of Cumulative Preferred Stock and $100 Cumulative Preferred Stock, which offers shall bear a reasonably proportional relationship to the par values and market prices per share of the respective classes.

Except when required by law and except as otherwise provided in this Article, or as may be fixed with respect to any particular series, whenever shares of two or more series of the Cumulative Preferred Stock are outstanding, no particular series of the Cumulative Preferred Stock of all series shall be entitled to vote or consent as a separate series on any matter and all shares of Cumulative Preferred Stock of all series shall be deemed to constitute but one class for any purpose for which a vote or consent of the shareholders by classes may now or hereafter be required.

Except when required by law and except as otherwise provided in this Article, or as may be fixed with respect to any particular series, whenever shares of two or more series of the $100 Cumulative Preferred Stock are outstanding, no particular series of the $100 Cumulative Preferred Stock of all series shall be entitled to vote or consent as a separate series on any matter and all shares of $100 Cumulative Preferred Stock of all series shall be deemed to constitute but one class for any purpose for which a vote or consent of the shareholders by classes may now or hereafter be required.

Any shares of Cumulative Preferred Stock or $100 Cumulative Preferred Stock which are converted, redeemed or retired shall thereafter have the status of authorized but unissued shares of Cumulative Preferred Stock or $100 Cumulative Preferred Stock, as the case may be, of the corporation, and may thereafter be reissued by the Board of Directors in the same manner as any other authorized and unissued shares of Cumulative Preferred Stock or $100 Cumulative Preferred Stock.

Neither the consolidation or merger of the corporation nor the sale or transfer of all or a part of its assets nor the expropriation, condemnation or seizure of all or a part of its assets by any governmental body or authority shall be deemed a liquidation, dissolution or winding up of the affairs of the corporation within the meaning of this paragraph 2.

3.    PREFERENCE STOCK. Shares of the Preference Stock may be issued from time to time in one or more series. To the extent not prohibited by law, the Board of Directors is authorized (i) to fix the number of shares of any series of Preference Stock and to determine the designation of any such series, (ii) to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preference Stock, including but not limited to rights, preferences, privileges and restrictions regarding dividends (including provisions specifying dividends at a floating or variable rate or dividends to be determined by reference to an index, formula, auction, bid or other objectively ascertainable criterion), liquidation, conversion, redemption and voting (including provisions specifying no general voting rights or voting rights of more than one vote per share), and (iii) within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series. Whenever in this paragraph 3 the Board of Directors is authorized to “fix,” “determine,” “alter,” “increase” or “decrease” the number of shares, designation, rights, preferences, privileges or restrictions of any series of the Preference Stock, the Board of Directors (including any committee thereof) shall take such action by resolution, but such resolution may specify any of the foregoing matters by reference to indexes, formulas, conversion rates or other objectively ascertainable criteria.

4.    COMMON STOCK: Subject to the preferential rights above provided in this Article, or granted pursuant to this Article, with respect to the Cumulative Preferred Stock, the $100 Cumulative Preferred Stock and the Preference Stock, the Common Stock and/or the holders thereof shall have the following dividend rights, liquidation rights and voting rights:

(a)    Dividend Rights: The holders of the Common Stock shall be entitled to dividends when and as declared by the Board of Directors out of any funds legally available therefor, in such amounts and at such times as the Board of Directors may from time to time determine.

(b)    Liquidation Rights: In the event of any liquidation, dissolution or winding up, whether voluntary or involuntary, of the corporation, the remaining assets and funds of the corporation shall be distributed ratably to the holders of the Common Stock.

(c)    Voting Rights: The Common Stock shall be entitled to voting rights on the basis of one vote per share.

Seventh: BUSINESS COMBINATIONS:

1.    In addition to any affirmative vote required by law or these Articles of Incorporation, and except as otherwise expressly provided in paragraph 2 of this Article Seventh, none of the following transactions shall be consummated unless and until such transaction shall have been approved by the affirmative vote of the holders of at least eighty percent (80%) of the voting power of the then outstanding shares of stock of the corporation entitled to vote generally in the election of directors (the “Voting Stock”), voting together as a single class (it being understood that for purposes of this Article Seventh, each share of the Voting Stock shall have the number of votes granted to it pursuant to Article Sixth of these Articles of Incorporation):

(a)    any merger or consolidation of the corporation or any Subsidiary (as hereinafter defined) with (i) any Interested Shareholder (as hereinafter defined) or (ii) any other corporation (whether or not itself an Interested Shareholder) which is, or after such merger or consolidation would be, an Affiliate (as hereinafter defined) of an Interested Shareholder; or

(b)    any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of related transactions) to or with any Interested Shareholder or any Affiliate of any Interested Shareholder of any assets of the corporation or any Subsidiary having an aggregate

Fair Market Value (as hereinafter defined) of more than ten percent (10%) of the total book value of the assets of the corporation and its consolidated subsidiaries as shown on the most recently available quarterly consolidated balance sheet of the corporation; or

(c)    the issuance or transfer by the corporation or any Subsidiary (in one transaction or a series of related transactions) of any securities of the corporation or any Subsidiary to any Interested Shareholder or any Affiliate of any Interested Shareholder having an aggregate Fair Market Value (as hereinafter defined) of more than ten percent (10%) of the total book value of the assets of the corporation and its consolidated subsidiaries as shown on the most recently available quarterly consolidated balance sheet of the corporation; or

(d)    the adoption of any plan or proposal for the spin-off, split-off or split-up of the corporation or any material Subsidiary proposed by or on behalf of an Interested Shareholder or any Affiliate of any Interested Shareholder; or

(e)    any reclassification of any securities of the corporation (including any reverse stock split), any recapitalization of the capital stock of the corporation, any merger or consolidation of the corporation with or into any of its Subsidiaries, or any other transaction (whether or not with or involving any Interested Shareholder), which has the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class of stock or series thereof of the corporation or of any Subsidiary directly or indirectly Beneficially Owned (as hereinafter defined) by any Interested Shareholder or as a result of which the shareholders of the corporation would cease to be shareholders of a corporation incorporated under the laws of the State of California having, as parts of its articles of incorporation, provisions to the same effect as this Article Seventh; or

(f)    any agreement, contract or other arrangement providing for any of the transactions described in the foregoing paragraphs (a) through (e).

The term “Business Combination” as used in this Article Seventh shall mean any transaction or proposed transaction which is referred to in any one or more of the foregoing subparagraphs (a) through (f) of this paragraph 1.

2.    The provisions of paragraph 1 of this Article Seventh shall not be applicable to any particular Business Combination, and such Business Combination shall require only such affirmative vote of shareholders, if any, as is required by law and any other provision of any Article hereof, if such Business
Combination has been approved by at least a majority of the Disinterested Directors (as hereinafter defined) at the time or if all the conditions specified in the following subparagraphs (a), (b), (c), (d), (e) and (f) are satisfied:

(a)    The aggregate amount of the cash and the Fair Market Value as of the date of the consummation of the Business Combination of any consideration other than cash to be received per share by holders of Common Stock in such Business Combination shall be at least equal to the higher of the following:

(1)    (if applicable) the Highest Per Share Price (as hereinafter defined) paid in order to acquire any shares of Common Stock beneficially owned by the Interested Shareholder which were acquired beneficially by such Interested Shareholder (x) within the two-year period immediately prior to the first public announcement of the proposal of the

Business Combination (the “Announcement Date”) or (y) in the transaction in which it became an Interested Shareholder, whichever is higher; and

(2)    the Fair Market Value per share of Common Stock on the Announcement Date or on the date on which the Interested Shareholder became an Interested Shareholder (such later date is referred to in this Article Seventh as the “Determination Date”), whichever is higher.

(b)    The aggregate amount of the cash and the Fair Market Value as of the date of the consummation of the Business Combination of consideration other than cash to be received per share by holders of shares of any class or series of outstanding Voting Stock other than the Common Stock shall be at least equal to the highest of the following (it being intended that the requirements of this subparagraph (b) shall be required to be met with respect to every such class or series of outstanding Voting Stock, whether or not the Interested Shareholder beneficially owns any shares of a particular class or series of Voting Stock):

(1)    (if applicable) the Highest Per Share Price (as hereinafter defined) paid in order to acquire any shares of such class or series of Voting Stock beneficially owned by the Interested Shareholder which were acquired beneficially by such Interested Shareholder (x) within the two-year period immediately prior to the Announcement Date or (y) in the transaction in which it became an Interested Shareholder, whichever is higher; and

(2)    (if applicable) the highest preferential amount per share to which the holders of shares of such class or series of Voting Stock are entitled in the event of any voluntary or involuntary liquidation, dissolution or winding up of the corporation; and

(3)    the Fair Market Value per share of such class or series of Voting Stock on the Announcement Date or on the Determination Date, whichever is higher.

(c)    The consideration to be received by holders of a particular class or series of outstanding Voting Stock (including Common Stock) shall be in cash or in the same form as the Interested Shareholder has previously paid in order to acquire beneficially shares of such class or series of Voting Stock that are beneficially owned by the Interested Shareholder and, if the Interested Shareholder beneficially owns shares of any class or series of Voting Stock that were acquired with varying forms of consideration, the form of consideration to be received by holders of such class or series of Voting Stock shall be either cash or the form used to acquire beneficially the largest number of shares of such class or series of Voting Stock beneficially acquired by it prior to the Announcement Date. The price determined in accordance with paragraphs 2(a) and 2(b) shall be subject to appropriate adjustment in the event of any stock dividend, stock split, combination of shares or similar event.

(d)    After such Interested Shareholder has become an Interested Shareholder and prior to the consummation of such Business Combination: (i) except as approved by at least a majority of the Disinterested Directors, there shall have been no failure to declare and pay at the regular dates therefor the full amount of any dividends (whether or not cumulative) payable on any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation; (ii) there shall have been (x) no reduction in the annual rate of dividends paid on the Common Stock (except as necessary to reflect any subdivision of the Common Stock), except as approved by at least a majority of the Disinterested Directors, and (y) an increase in such annual rate of dividends (as necessary to prevent any such reduction) in the event of any reclassification (including any reverse stock split), recapitalization, reorganization or any similar transaction which has the effect of reducing the number of outstanding shares of the Common Stock, unless the failure to increase such annual rate was approved by at least a majority of the Disinterested Directors; and (iii) such Interested Shareholder shall have not become the beneficial owner of any additional shares of Voting Stock except as part of the transaction which results in such Interested Shareholder becoming an Interested Shareholder or as a result of a pro rata stock dividend or stock split.

(e)    After such Interested Shareholder has become an Interested Shareholder, such Interested Shareholder shall not have received the benefit, directly or indirectly (except proportionally as a shareholder), of any loans, advances, guarantees, pledges or other financial assistance or any tax credits or other tax advantages provided by the corporation, whether in anticipation of or in connection with such Business Combination or otherwise.

(f)    A proxy or information statement describing the proposed Business Combination and complying with the requirements of the Securities Exchange Act of 1934 and the rules and regulations thereunder (or any subsequent provisions replacing such Act, rules or regulations) shall be mailed to public shareholders of the Corporation at least 30 days prior to the consummation of such Business Combination (whether or not such proxy or information statement is required to be mailed pursuant to such Act or subsequent provisions).

3.    For the purposes of this Article Seventh:

(a)        A “person” shall mean any individual, firm, corporation or other entity.

(b)        “Interested Shareholder” shall mean any person or group (other than this corporation or any Subsidiary or any compensation plan or any benefit plan of this corporation or any Subsidiary or any trustee of, or fiduciary with respect to, any such plan when acting in such capacity, or any corporation formed pursuant to a resolution of the Board of Directors of this corporation which was approved by at least a majority of the Disinterested Directors as defined hereinafter) who or which:

(1)        is the Beneficial Owner, directly or indirectly, of more than ten percent (10%) of the voting power of the outstanding Voting Stock;

(2)        is an Affiliate of the corporation and at any time within the two-year period immediately prior to the date in question was the Beneficial Owner, directly or indirectly, of ten percent (10%) or more of the voting power of the then outstanding Voting Stock; or

(3)        is an assignee of or has otherwise succeeded to any shares of Voting Stock representing more than one percent (1%) of the voting power of the outstanding Voting Stock, which shares were at any time within the two-year period immediately prior to the date in question beneficially owned by any Interested Shareholder, if such assignment or succession shall have occurred in the course of a transaction or series of transactions not involving a public offering within the meaning of the Securities Act of 1933.

(c)        A person shall be a “Beneficial Owner” of any Voting Stock:

(1)        which such person or any of its Affiliates or Associates (as hereinafter defined) beneficially owns, directly or indirectly; or

(2)        which such person or any of its Affiliates or Associates has (i) the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or (ii) the right to vote or direct the vote pursuant to any agreement, arrangement or understanding; or

(3)        which are beneficially owned, directly or indirectly, by any other person with which such person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purposes of acquiring, holding, voting or disposing of any shares of Voting Stock.

(d)        For the purposes of determining whether a person is an Interested Shareholder pursuant to subparagraph (b) of paragraph 3 of this Article Seventh, the number of shares of Voting Stock deemed to be outstanding shall include shares deemed owned through application of subparagraph (c) of paragraph 3 of this Article Seventh but shall not include any other shares of Voting Stock which may be issuable pursuant to any agreement, arrangement or understanding or upon exercise of conversion rights, warrants or options, or otherwise.

(e)        The term “Affiliate,” used to indicate a relationship to a specified person, means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such specified person.

(f)        The term “Associate,” used to indicate a relationship with a specified person, means (i) any corporation, partnership or other organization of which such specified person is an officer or partner (ii) any trust or other estate in which such specified person has a substantial beneficial interest or as to which such specified person serves as trustee or in a similar fiduciary capacity, (iii) any relative or spouse of such specified person, or any relative of such spouse, who has the same home as such specified person or who is a director or officer of the Corporation or any of its parents or subsidiaries and (iv) any person who is a director, officer or partner of such specified person or of any corporation (other than the corporation or any wholly-owned Subsidiary of the corporation), partnership or other entity which is an Affiliate of such specified person.

(g)        “Subsidiary” means any corporation of which a majority of any class of equity security is owned, directly or indirectly, by the corporation or by a Subsidiary of the corporation or by the corporation and one or more Subsidiaries; provided, however, that for the purposes of the definition of Interested Shareholder set forth in paragraph (b) of paragraph 3 of this Article Seventh the term “Subsidiary” shall mean only a corporation of which a majority of each class of equity security is owned, directly or indirectly, by the corporation.

(h)        “Disinterested Director” means any member of the Board of Directors of the corporation who was a member of the Board of Directors of the corporation on April 16, 1987, or who became a member of the Board of Directors of the corporation subsequent to that time and who is unaffiliated with, and not a nominee or representative of, an Interested Shareholder and who is recommended to succeed a Disinterested Director by at least a majority of Disinterested Directors then on the Board of Directors. Any reference to “Disinterested Directors” shall refer to a single

Disinterested Director if there be but one. Any reference under this Article Seventh to an approval, designation or determination by “a majority of the Disinterested Directors” of the Board of Directors shall mean such approval, designation or determination by not less than a majority of the Disinterested Directors then serving on the Board of Directors.

(i)    “Fair Market Value” means: (i) in the case of stock, the highest closing sale price during the 30-day period immediately preceding the date in question of a share of such stock on the Composite Tape, for New York Stock Exchange-Listed Stocks, or, if such stock is not quoted on the Composite Tape on the New York Stock Exchange, or, if such stock is not listed on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934 on which such stock is listed, or, if such stock is not listed on any such exchange, the highest closing sales price or bid quotation with respect to a share of such stock during the 30-day period preceding the date in question on the National Association of Securities Dealers, Inc. Automated Quotations Systems or any system then in use, or if no such quotations are available, the fair market value on the date in question of a share of such stock as determined by at least a majority of the Disinterested Directors in good faith, in each case with respect to any class of stock, appropriately adjusted for any dividend or distribution in shares of such stock or any stock split or reclassification of outstanding shares of such stock into a greater number of shares of such stock or any combination or reclassification of outstanding shares of such stock into a smaller number of shares of such stock; and (ii) in the case of stock of any class or series which is not traded on any United States registered securities exchange nor in the over-the-counter market or in the case of property other than cash or stock, the fair market value of such property on the date in question as determined by at least a majority of the Disinterested Directors in good faith; and such determination by the Disinterested Directors shall be conclusive and binding for all purposes of this Article Seventh.

(j)    References to “Highest Per Share Price” with respect to any class of stock, means the highest amount of consideration paid for a share of such stock (including, without limitation, any brokerage commissions, transfer taxes and soliciting dealers' fees) and shall reflect an appropriate adjustment for any dividend or distribution in shares of such stock or any stock split or reclassification of outstanding shares of such stock into a greater number of shares of such stock or any combination or reclassification of outstanding shares of such stock into a smaller number of shares of such stock.

(k)    In the event of any Business Combination in which the corporation survives, the phrase “consideration other than cash to be received” as used in subparagraphs (a) and (b) of paragraph 2 of this Articles Seventh shall include the shares of Common Stock and/or the shares of any other class of outstanding Voting Stock retained by the holders of such shares.

4.    At least a majority of the Disinterested Directors of the corporation shall have the power and duty to make a good faith determination, on the basis of information known to them, of all facts necessary to determine compliance with this Article Seventh, including without limitation:

(a)    whether a person is an Interested Shareholder;

(b)    the number of shares of Voting Stock beneficially owned by any person;

(c)    whether a person is an Affiliate or Associate of another;

(d)    whether the assets which are the subject of any Business Combination, or the securities issued or transferred by the corporation or any Subsidiary in any Business Combination, have an aggregate Fair Market Value of more than ten percent (10%) of the total book value of the assets of the corporation and its consolidated subsidiaries as shown on the most recently available quarterly consolidated balance sheet of the corporation; and

(e)    whether the requirements of paragraph 2 of this Article Seventh have been met.

Such determination by a majority of the Disinterested Directors shall be conclusive and binding for all purposes of this Article Seventh.

5.    Nothing contained in this Article Seventh shall be construed to relieve any Interested
Shareholder from any fiduciary obligation imposed by law.

6.    The fact that a Business Combination complies with the provisions of Section 2 of this Article Seventh shall not be construed to impose any fiduciary duty, obligation or responsibility on the Board of Directors, or any member thereof, to approve such Business Combination or recommend its adoption or approval to the shareholders of the corporation.

7.    In addition to any affirmative vote required by law of these Articles of Incorporation, a proposal that the provisions of this Article Seventh be altered, amended or repealed in any respect, or any provision inconsistent therewith be adopted, shall require either (i) the affirmative vote of the holders of at least eighty percent (80%) of the voting power of the then outstanding Voting Stock voting together as a single class or (ii) approval by at least a majority of the Disinterested Directors and the affirmative vote of the holders of at least fifty percent (50%) of the voting power of the then outstanding Voting Stock together as a single class.

Eighth: LIMITATION ON LIABILITY OF DIRECTORS AND AUTHORITY TO INDEMNIFY AGENTS:

1.    The liability of directors of the corporation for monetary damages shall be eliminated to the fullest extent permissible under California law.

2.    The corporation is authorized to provide indemnification of agents (as defined in
Section 317 of the California Corporations Code) through bylaw provisions, agreements with agents, vote of shareholders or disinterested directors, or otherwise, in excess of the indemnification otherwise permitted by Section 317 of the California Corporations Code, subject only to the applicable limits set forth in
Section 204 of the California Corporations Code.

Ninth: CERTIFICATE OF DETERMINATION OF PREFERENCES OF THE CUMULATIVE PREFERRED STOCK, 4.32% SERIES: The Certificate of Determination of Preferences of the Cumulative Preferred Stock, 4.32% Series, which is attached hereto as Exhibit A is hereby incorporated by reference as Article Ninth of these Articles of Incorporation.

Tenth: CERTIFICATE OF DETERMINATION OF PREFERENCES OF THE CUMULATIVE PREFERRED STOCK, 4.08% SERIES: The Certificate of Determination of Preferences of the Cumulative Preferred Stock, 4.08% Series, which is attached hereto as Exhibit B is hereby incorporated by reference as Article Tenth of these Articles of Incorporation.

Eleventh: CERTIFICATE OF DETERMINATION OF PREFERENCES OF THE CUMULATIVE PREFERRED STOCK, 4.24% SERIES: The Certificate of Determination of Preferences of the Cumulative

Preferred, 4.24% Series, which is attached hereto as Exhibit C is hereby incorporated by reference as Article Eleventh of these Articles of Incorporation.

Twelfth: CERTIFICATE OF DETERMINATION OF PREFERENCES OF THE CUMULATIVE PREFERRED STOCK, 4.78% SERIES: The Certificate of Determination of Preferences of the Cumulative Preferred Stock, 4.78% Series, which is attached hereto as Exhibit D is hereby incorporated by reference as Article Twelfth of these Articles of Incorporation.

Thirteenth: CERTIFICATE OF DETERMINATION OF PREFERENCES OF THE SERIES A PREFERENCE STOCK: The Certificate of Determination of Preferences of the Series A Preference Stock, which is attached hereto as Exhibit E is hereby incorporated by reference as Article Thirteenth of these Articles of Incorporation.

Fourteenth: CERTIFICATE OF DETERMINATION OF PREFERENCES OF THE SERIES B PREFERENCE STOCK: The Certificate of Determination of Preferences of the Series B Preference Stock, which is attached hereto as Exhibit F is hereby incorporated by reference as Article Fourteenth of these Articles of Incorporation.

Fifteenth: CERTIFICATE OF DETERMINATION OF PREFERENCES OF THE SERIES C PREFERENCE STOCK: The Certificate of Determination of Preferences of the Series C Preference Stock, which is attached hereto as Exhibit G is hereby incorporated by reference as Article Fifteenth of these Articles of Incorporation.”

This Certificate of Restated Articles of Incorporation does not itself alter or amend the Articles of Incorporation of Southern California Edison Company in any respect; provided however, that all of the shares of $100 Cumulative Preferred Stock, 7.23% Series and 6.05% Series, have been reacquired and, pursuant to California Corporations Code Section 510, references to such series have been deleted. The Board of Directors of Southern California Edison Company has approved this Certificate of Restated Articles of Incorporation.

IN WITNESS WHEREOF, the undersigned have executed this certificate on this 1st day of March, 2006

Robert C. Boada
Vice President and Treasurer
of Southern California Edison Company

Barbara E. Mathews
Vice President, Associate General Counsel. Chief
Governance Officer and Corporate Secretary of
Southern California Edison Company

DECLARATION

The undersigned ROBERT C. BOADA and BARBARA E. MATHEWS, the Vice President and Treasurer, and Vice President, Associate General Counsel, Chief Governance Officer and Corporate Secretary, respectively, of Southern California Edison Company, each declares under penalty of perjury under the laws of the State of California that the matters set forth in the foregoing certificate are true and correct of his own knowledge.

Executed at Rosemead, California on this 1st day of March, 2006.

Robert C. Boada
Vice President and Treasurer
of Southern California Edison Company

Barbara E. Mathews
Vice President, Associate General Counsel. Chief
Governance Officer and Corporate Secretary of
Southern California Edison Company

EXHIBIT A

SOUTHERN CALIFORNIA EDISON COMPANY

Certificate of Determination of Preferences of the
Cumulative Preferred Stock, 4.32% Series

We, the undersigned, being the President and the Secretary, respectively, of Southern California Edison Company (hereinafter called the “corporation”), a corporation organized and existing under and by virtue of the provisions of the laws of the State of California,

DO HEREBY CERTIFY:

First: The Articles of Incorporation of the corporation, as amended, authorize the issue of 6,000,000 shares of Cumulative Preferred Stock: which may be issued from time to time in one or more series, and authorize the Board of Directors, within the limitations and restrictions stated therein, to fix or alter, from time to time, the dividend rate, conversion rights, voting rights (in addition to the voting rights provided in such Articles), redemption price and/or the liquidation preferences of any wholly unissued series of Cumulative Preferred Stock, and to fix the number of shares constituting any unissued series.

Second: The Board of Directors of the corporation at a meeting duly called and held on May 6, 1947, in the City of Los Angeles, California, at which meeting a quorum was present and acting throughout, did duly adopt the following resolutions authorizing and providing for the creation of a series of said Cumulative Preferred Stock to be known as Cumulative Preferred Stock: 4.32% Series:

“Resolved, that 1,653,429 shares of the presently authorized but unissued Cumulative Preferred Stock of the par value of twenty-five dollars ($25) each of the corporation, be and hereby are determined to be and shall be of a series of said Cumulative Preferred Stock hereby designated as the Cumulative Preferred Stock, 4.32% Series; and further

Resolved, that the dividend rate, redemption price and voluntary liquidation preferences of shares of such series be and the same are hereby fixed, respectively, as follows:

(A) The dividend rate of such series shall be four and thirty-two one-hundredths per centum (4.32%) per annum of the par value of the shares thereof. Dividends on such series, when and as declared, shall be payable quarterly on March 31, June 30, September 30 and December 31.

(B) The redemption price from time to time of such series shall be: twenty-nine and 50/100 dollars ($29.50) per share if redeemed on or before May 31, 1952; twenty-nine and 25/100 dollars ($29.25) per share if redeemed thereafter and on or before May 31, 1957; twenty-nine and 00/100 dollars ($29.00) per share if redeemed thereafter and on or before May 31, 1962; and twenty-eight and 75/100 dollars ($28.75) per share if redeemed thereafter; together, in each case, with an amount equal to all accumulated and unpaid dividends to and including the date of redemption.

(C) The liquidation preferences payable with respect to such series in the event of voluntary, liquidation, dissolution or winding up of the affairs of the corporation shall be the same as the redemption price for shares of such series current on the date of the commencement of the proceedings for such voluntary liquidation, dissolution or winding up, including an amount equal to all accumulated and unpaid dividends thereon to and including the date of distribution or payment.”

IN WITNESS WHEREOF this certificate is made under the seal of said Southern California Edison Company and signed by, W. C. Mullendore, its President. and O. V. Showers, its Secretary, this 6th day of May, 1947.

W. C. MULLENDORE
-------------------------------
(W. C. Mullendore)
President of Southern California
Edison Company.

O. V. SHOWERS
-------------------------------
(O. V. Showers)
Secretary of Southern California
Edison Company.

STATE OF CALIFORNIA    )
) ss: COUNTY OF LOS ANGELES        )

On this 6th day of May, 1947, before me, Barbara Rowe, a Notary Public in and for said County and State, residing therein, duly commissioned and sworn, personally appeared W. C. MULLENDORE, known to me to be the President and O. V. SHOWERS, known to me to be the Secretary, of SOUTHERN CALIFORNIA EDISON COMPANY, the corporation referred to in the foregoing certificate, and known to me to be the persons who executed said certificate as such officers, respectively, and acknowledged to me that they executed the same.

WITNESS my hand and official seal.

BARBARA ROWE
---------------------------------
Notary Public in and for said
County and State.

My Commission Expires June 5, 1950.

EXHIBIT B

SOUTHERN CALIFORNIA EDISON COMPANY

Certificate of Determination of Preferences of the
Cumulative Preferred Stock, 4.08% Series

We, the undersigned, being the President and the Secretary, respectively, of Southern California Edison Company (hereinafter called the “corporation”), a corporation organized and existing under and by virtue of the provisions of the laws of the State of California,

DO HEREBY CERTIFY:

FIRST: The Articles of Incorporation of the corporation, as amended, authorize the issue of 6,000,000 shares of Cumulative Preferred Stock which may be issued from time to time in one or more series, and authorize the Board of Directors, within the limitations and restrictions stated therein, to fix or alter, from time to time, the dividend rate, conversion rights, voting rights (in addition to the voting rights provided in such Articles), redemption price and/or the liquidation preferences of any wholly unissued series of Cumulative Preferred Stock, and to fix the number of shares constituting any unissued series.

SECOND: The Board of Directors of the corporation at a meeting duly called and held an May 16,
1950, in the City of Los Angeles, California, at which meeting a quorum was present and acting throughout, did duly adopt the following resolutions authorizing and providing for the creation of a series of said Cumulative Preferred Stock to be known as Cumulative Preferred Stock, 4.08% Series, consisting of 1,000,000 shares, none of the shares of such series having been issued:

“RESOLVED, that 1,000,000 shares of the presently authorized but unissued Cumulative Preferred Stock of the par value of twenty-five dollars ($25) each of this corporation be and are hereby determined to be and shall be of a series of said Cumulative Preferred Stock hereby designated as the Cumulative Preferred Stock, 4.08% Series; and

“RESOLVED FURTHER, that the dividend rate, redemption price and voluntary liquidation preferences of shares of such series be and the same are hereby fixed, respectively, as follows:

(A) The dividend rate of such series shall be four and 8/100 per centum (4.08%) per annum of the par value of the shares thereof. Dividends on such series when and as declared shall be payable quarterly on the last days of February, May, August, and November, respectively,

(B) The redemption price from time to time of such series shall be: $26.25 per share if redeemed on or before May 31, 1955; $26.00 per share if redeemed thereafter and on or before May 31, 1960; $25.75 per share if redeemed thereafter and on or before May 31, 1965; and $25.50 per share if redeemed thereafter; together, in each case, with an amount equal to all accumulated and unpaid dividends to and including the date of redemption.

(C) The liquidation preferences payable with respect to shares of such series in the event of voluntary liquidation, dissolution or winding up of the affairs of this corporation shall be the same as the redemption price for shares of such series current on the date of the commencement of the proceedings for such voluntary liquidation, dissolution or winding up, including an amount equal to all accumulated and unpaid dividends thereon to and including the date of distribution or payment.”

IN WITNESS WHEREOF this certificate is made under the seal of said Southern California Edison
Company and signed W. C. Mullendore, its President, and T. J. Gamble, its Secretary, this 16th day of May,
1950.

W. C. MULLENDORE
-------------------------------
(W. C. Mullendore)
President of Southern California
Edison Company

(CORPORATE SEAL)

T. J. GAMBLE
-------------------------------
(T. J. Gamble)
Secretary, of Southern California
Edison Company

STATE OF CALIFORNIA    )
)ss. COUNTY OF LOS ANGELES        )

W. C Mullendore and T. J. Gamble, being first duly sworn, each for himself deposes and says:

That W. C. Mullendore is and was at all of the times mentioned in the foregoing Certificate, the
President of Southern California Edison Company, the California corporation therein mentioned, and T. J. Gamble is, and was at all of said times, the Secretary of said corporation; that each has read said Certificate and that the matters set forth therein are true of his own knowledge, and that the signatures purporting to be the signatures of said President and Secretary thereto are the genuine signatures of said President and Secretary, respectively.

W. C. MULLENDORE
---------------------------------
(W. C. Mullendore)

T. J. GAMBLE

---------------------------------
(T. J. Gamble)

Subscribed and sworn to before me this 16th day of May, 1950.

BARBARA ROWE
------------------------------------
Notary Public in and for the County of Los Angeles, State of California.

(NOTARIAL SEAL)

MY COMMISSION EXPIRES JUNE 5, 1950.

EXHIBIT C

SOUTHERN CALIFORNIA EDISON COMPANY

Certificate of Determination of Preference of the
Cumulative Preferred Stock, 4.24% Series

We, the undersigned, being the President and the Secretary, respectively, of Southern California Edison Company (hereinafter called the “corporation”), a corporation organized and existing under and by virtue of the provisions of the laws of the State of California,

DO HEREBY CERTIFY:

FIRST: The Articles of Incorporation of the corporation, as amended, authorize the issue of
6,000,000 shares of Cumulative Preferred Stock which may be issued from time to time in one or more series, and authorize the Board of Directors, within the limitations and restrictions stated therein, to fix or alter, from time to time, the dividend rate, conversion rights, voting rights (in addition to the voting rights provided in such Articles), redemption price and/or the liquidation preferences of any wholly unissued series of Cumulative Preferred Stock, and to fix the number of shares constituting any unissued series.

SECOND: The Board of Directors of the corporation at a meeting duly called and held on
February 4, 1956, in the City of Los Angeles, California, at which meeting a quorum was present and acting throughout, did duly adopt the following resolutions authorizing and providing for the creation of a series of said Cumulative Preferred Stock to be known as Cumulative Preferred Stock, 4.24% Series, consisting of 1,200,000 shares, none of the shares of such series having been issued:

“RESOLVED, that 1,200,000 shares of the presently authorized but unissued Cumulative Preferred Stock of the par value of twenty-five dollars ($25) each of this corporation be and are hereby determined to be and shall be of a series of said Cumulative Preferred Stock hereby designated as the Cumulative Preferred Stock, 4.24% Series; and

“RESOLVED FURTHER, that the dividend rate, redemption price and voluntary liquidation preferences of shares of such series be and the same are hereby fixed, respectively, as follows:

(A) The dividend rate of such series shall be four and 24/100 per centum (4.24%) per annum of the par value of the shares thereof. Dividends on such series when and as declared shall be payable quarterly on the last days of February, May, August and November, respectively.

(B) The redemption price from time to time of such series shall be: $26.60 per share if redeemed on or before May 31, 1961; $26.30 per share if redeemed thereafter and on or before May 31, 1966; $26.05 per share if redeemed thereafter and on or before May 31, 1971; and $25.80 per share if redeemed thereafter: together, in each case, with an amount equal to all accumulated and unpaid dividends to and including the date of redemption.

(C) The liquidation preferences payable with respect to shares of such series in the event of voluntary liquidation, dissolution or winding up of the affairs of this corporation shall be the same as the redemption price for shares of such series current on the date of the commencement of the proceedings for such voluntary liquidation, dissolution or winding up, including in amount equal to all accumulated and unpaid dividends thereon to and including the date of distribution or payment.”

IN WITNESS WHEREOF this certificate is made under the seal of said Southern California Edison Company and signed by Harold Quinton, its President, and T. J. Gamble, its Secretary, this 14th day of February, 1956.

HAROLD QUINTON
---------------------------------
(Harold Quinton)
President of Southern California
Edison Company

(CORPORATE SEAL)

T. J. GAMBLE
---------------------------------
(T. J. Gamble)
Secretary of Southern California
Edison Company

STATE OF CALIFORNIA    )
)    ss. COUNTY OF LOS ANGELES    )
Harold Quinton and T. J. Gamble, being first duly sworn, each for himself deposes and says:

That Harold Quinton is and was at all of the times mentioned in the foregoing Certificate, the
President of Southern California Edison Company, the California corporation therein mentioned, and T. J.
Gamble is, and was at all of said times, the Secretary of said corporation; that each has read said Certificate and that the matters set forth therein are true of his own knowledge, and that the signatures purporting to be the signatures of said President and Secretary thereto are the genuine signatures of said President and Secretary, respectively.

HAROLD QUINTON
------------------------------------
(Harold Quinton)

T. J. GAMBLE
------------------------------------
(T. J. Gamble)

Subscribed and sworn to before me this 14th day of February, 1956.

BARBARA ROWE
------------------------------------
Notary Public in and for the County of Los Angeles, State of California.

(NOTARIAL SEAL)

My Commission Expires June 14, 1958.

EXHIBIT D

SOUTHERN CALIFORNIA EDISON COMPANY

Certificate of Determination of Preferences of the
Cumulative Preferred Stock, 4.78% Series

We, the undersigned, being the President and the Secretary, respectively, of Southern California Edison Company (hereinafter called the “corporation”), a corporation organized and existing under and by virtue of the provisions of the laws of the State of California,

DO HEREBY CERTIFY:

FIRST: The Articles of Incorporation of the corporation, as amended, authorize the issue of
6,000,000 shares of Cumulative Preferred Stock which may be issued from time to time in one or more series, and authorize the Board of Directors, within the limitations and restrictions stated therein, to fix or alter, from time to time, the dividend rate, conversion rights, voting rights (in addition to the voting rights provided in such Articles), redemption price and/or the liquidation preferences of any wholly unissued series of Cumulative Preferred Stock, and to fix the number of shares constituting any unissued series.

SECOND: The Board of Directors of the corporation at a meeting duly called and held on February 10, 1958, in the City of Los Angeles, California, at which meeting a quorum was present and acting throughout did duly adopt the following resolutions authorizing and providing for the creation of a series of said Cumulative Preferred Stock to be known as Cumulative Preferred Stock, 4.78% Series, consisting of 1,000,000 shares, none of the shares of such series having been issued:

“RESOLVED, that 1,000,000 shares of the presently authorized but unissued Cumulative Preferred Stock of the par value of twenty-five dollars ($25) each of this corporation be and are hereby determined to be and shall be of a series of said Cumulative Preferred Stock hereby designated as the Cumulative Preferred Stock, 4.78% Series; and

“RESOLVED FURTHER, that the dividend rate, redemption price and voluntary liquidation preferences of shares of such series be and the same are hereby fixed respectively, as follows:

(A) The dividend rate of such series shall be four and 78/100 per centum (4.78%) per annum of the par value of the shares thereof. Dividends on such series when and as declared shall be payable quarterly on the last days of February, May, August and November, respectively.

(B) The redemption price from time to time of such series shall be: $27.30 per share if redeemed on or before February 28, 1963; $26.55 per share if redeemed thereafter and on or before February 29, 1968;
$26.05 per share if redeemed thereafter and on or before February 28, 1973; and $25.80 per share if redeemed thereafter; together, in each case, with an amount equal to all accumulated and unpaid dividends to and including the date of redemption.

(C) The liquidation preferences payable with respect to shares of such series in the event of voluntary liquidation, dissolution or winding up of the affairs of this corporation shall be the same as the redemption price for shares of such series current on the date of the commencement of the proceedings for such voluntary liquidation, dissolution or winding up, including an amount equal to all accumulated and unpaid dividends thereon to and including the date of distribution or payment.”

IN WITNESS WHEREOF this certificate is made under the seal of said Southern California Edison Company and signed by Harold Quinton, its President, and T. J. Gamble, its Secretary, this 10th day of February 1958.

HAROLD QUINTON
---------------------------------
(Harold Quinton)
President of Southern California
Edison Company

T. J. GAMBLE
---------------------------------
(T. J. Gamble)
Secretary of
Southern California Edison Company

STATE OF CALIFORNIA    )
)    ss. COUNTY OF LOS ANGELES )

Harold Quinton and T. J. Gamble, being first duly sworn, each for himself deposes and says:

That Harold Quinton is and was at all of the times mentioned in the foregoing Certificate, the
President of Southern California Edison Company, the California corporation therein mentioned, and T. J.
Gamble is, and was at all of said times, the Secretary of said corporation; that each has read said Certificate and that the matters set forth therein are true of his own knowledge, and that the signatures purporting to be the signatures of said President and Secretary thereto are the genuine signatures of said President and Secretary, respectively.

HAROLD QUINTON
------------------------------------ (Harold Quinton)

T. J. GAMBLE
------------------------------------
(T. J. Gamble)

Subscribed and sworn to before me this 10th day of February, 1958.

BARBARA ROWE
------------------------------------
Notary Public in and for the County
of Los Angeles, State of California

(NOTARIAL SEAL)

My Commission Expires June 14, 1958.

CERTIFICATE OF DETERMINATION OF PREFERENCES OF THE
SERIES A PREFERENCE STOCK

SOUTHERN CALIFORNIA EDISON COMPANY

We, the undersigned, being the Vice President and Treasurer and the Assistant Treasurer, respectively, of Southern California Edison Company (the “Corporation”), a corporation organized and existing under and by virtue of the provisions of the laws of the State of California, DO HEREBY CERTIFY:

FIRST: The Restated Articles of Incorporation, as amended (the “Articles”), authorize the issuance of 50,000,000 shares of Preference Stock which may be issued from time to time in one or more series, and authorize the Board of Directors of the Corporation to (i) fix the number of shares of any series of Preference Stock and to determine the designation of any such series, (ii) to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preference Stock, including but not limited to rights, preferences, privileges and restrictions regarding dividends (including provisions specifying dividends at a floating or variable rate or dividends to be determined by reference to an index, formula, auction, bid or other objectively ascertainable criterion), liquidation, conversion, redemption and voting (including provisions specifying no general voting rights or voting rights of more than one vote per share), and, (iii) within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series.

SECOND: Acting pursuant to the authority delegated by the Board of Directors of the Corporation, the Executive Committee of the Board of Directors at a meeting duly held on April 20, 2005, in the City of Rosemead, State of California, at which meeting a quorum was present and acting throughout, did duly adopt the following resolutions authorizing and providing for the creation of a series of said shares of Preference Stock to be known as Series A Preference Stock, consisting of 4,000,000 shares, none of the shares of such series having been issued:

“NOW, THEREFORE, BE IT RESOLVED, that 4,000,000 shares of the presently authorized but unissued Preference Stock, no par value, be and hereby determined to be and shall be of a series of said Preference Stock hereby designated as the “Series A Preference Stock”; and

BE IT FURTHER RESOLVED, that the rights, preferences, privileges and restrictions of shares of such series be and the same are hereby fixed, respectively, as follows:

1.	Dividends

(a)    The holders of record of the Series A Preference Stock (each individually a “Holder,” or collectively the “Holders”) will be entitled to receive, when, as and if declared by the Board of Directors of the Corporation, or a duly authorized committee thereof (the “Board”), in its sole discretion out of funds legally available therefor, non-cumulative quarterly cash dividends which will accrue from and including

April 27, 2005 and will be payable on January 31, April 30, July 31 and October 31 of each year (each, a “Dividend Payment Date”), commencing July 31, 2005. Through April 30, 2010, the annual rate of dividends will be 5.349% of the Liquidation Preference. After April 30, 2010, the annual rate of dividends will be the Applicable Rate from time to time in effect. The Applicable Rate per annum for each dividend period beginning after April 30, 2010 is described below in Section 1(b). If a Dividend Payment Date is not a Business Day (as defined below), the related dividend (if declared) will be paid on the next succeeding Business Day with the same force and effect as though paid on the Dividend Payment Date, without any increase to account for the period from such Dividend Payment Date through the date of actual payment. Dividends payable on the Series A Preference Stock for the initial dividend period and any period less than a full dividend period will be computed on the basis of a 360-day year consisting of twelve 30-day months and the actual number of days elapsed in such period. The amount of dividends per share payable on the initial Dividend Payment Date and at redemption will be calculated to the fourth digit after the decimal point. “Liquidation Preference” means $100 per share of Series A Preference Stock..

(b)    Determination of the Applicable Rate.

(i)    For each dividend period beginning after April 30, 2010, the Calculation Agent (as defined below) shall calculate the Applicable Rate and the amount of dividends payable on each quarterly Dividend Payment Date. Promptly upon such determination, the Calculation Agent shall notify us of the Applicable Rate for such dividend period. The Applicable Rate determined by the Calculation Agent, absent manifest error, shall be binding and conclusive upon the beneficial owners and Holders of the Series A Preference Stock and us.

(ii)    The “Applicable Rate” for any dividend period will be 1.45% plus the highest of the 3-month LIBOR Rate, the 10-year Treasury CMT and the 30-year Treasury CMT (each as defined below and collectively referred to as the “Benchmark Rates”) for such dividend period. In the event that the Calculation Agent determines in good faith that for any reason:

(1)    any one of the Benchmark Rates cannot be determined for any dividend period, the Applicable Rate for such dividend period will be equal to the higher of whichever two of such rates can be so determined;

(2)    only one of the Benchmark Rates can be determined for any dividend period, the Applicable Rate for such dividend period will be equal to whichever such rate can be so determined; or

(3)    none of the Benchmark Rates can be determined for any dividend period, the Applicable Rate for the preceding dividend period will be continued for such dividend period.

(iii)    The “3-month LIBOR Rate” means, for each dividend period, the arithmetic average of the daily quotes for deposits for U.S. Dollars having a term of three months for the preceding two full weeks, as published on each Business Day during the relevant Calendar Period (as defined below) immediately preceding the dividend period for which the Applicable Rate is being determined. Such quotes will be taken from the Bloomberg interest rate page most nearly corresponding to Telerate Page 3750 (or such other page as may replace such page for the purpose of displaying comparable rates) at approximately 11:00 a.m. London time on the relevant date. If such rate does not appear on the Bloomberg interest rate page (currently found on page “BBAM”) most nearly corresponding to Telerate Page 3750 (or such other page as may replace such page for the purpose of displaying comparable rates) on the Dividend Determination Date (as defined below), the 3-month LIBOR Rate will be the arithmetic mean of the rates quoted by each of Citigroup Global Markets Inc., Lehman Brothers Inc. and J.P.

Morgan Securities Inc., or their successors, at approximately 11:00 a.m., New York City time, on the Dividend Determination Date for loans in U.S. Dollars to leading European banks for a period of three months.

(iv)    The “10-year Treasury CMT” means the rate determined in accordance with the following provisions:

(1)    With respect to any Dividend Determination Date and the dividend period that begins immediately thereafter, the 10-year Treasury CMT means the rate displayed on the Bloomberg interest rate page (currently found on page “H15T10Y Index,” and when calculating the 30-year Treasury CMT, the sum of the rate displayed on the Bloomberg interest rate page currently found on page “H15T20Y Index” and the extrapolation factor found on page “H15TFACT”) most nearly corresponding to Telerate Page 7051 containing the caption “Federal Reserve U.S. H.15 T Note Treasury Constant Maturity” and the column for the Designated CMT Maturity Index (as defined below).

(2)    If such rate is no longer displayed on the page described in (1) above, or is not so displayed by 3:00 p.m., New York City time, on the applicable Dividend Determination Date, then the 10-year Treasury CMT for such Dividend Determination Date will be such treasury constant maturity rate for the Designated CMT Maturity Index as is published in H.15(519).

(3)    If such rate is no longer displayed on the page described in (2) above, or if not published by 3:00 p.m., New York City time, on the applicable Dividend Determination Date, then the 10-year Treasury CMT for such Dividend Determination Date will be such constant maturity treasury rate for the Designated CMT Maturity Index (or other United States Treasury rate for the Designated CMT Maturity Index) for the applicable Dividend Determination Date with respect to such dividend reset date as may then be published by either the Board of Governors of the Federal Reserve System or the United States Department of the Treasury that the Calculation Agent determines to be comparable to the rate formerly displayed on the Bloomberg interest rate page most nearly corresponding to the Telerate Page 7051 and published in H.15(519).

(4)    If such information described in (3) above is not provided by 3:00 p.m., New York City time, on the applicable Dividend Determination Date, then the 10-year Treasury CMT for such Dividend Determination Date will be calculated by the Calculation Agent and will be a yield to maturity, based on the arithmetic mean of the secondary market offered rates as of approximately 3:30 p.m., New York City time, on such Dividend Determination Date reported, according to their written records, by three leading primary United States government securities dealers in The City of New York (each, a “Reference Dealer”) (from Citigroup Global Markets Inc., Lehman Brothers Inc., J.P. Morgan Securities Inc., Credit Suisse First Boston LLC and UBS Securities LLC, or their successors (provided that if two or more of the foregoing combine by merger or some other means, then the number of Reference Dealers whose quotes will be considered shall be reduced accordingly), and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)), for the most recently issued direct non-callable fixed rate obligations of the United States (“Treasury Debentures”) with an original maturity of approximately the Designated CMT Maturity Index and a remaining term to maturity of not less than such Designated CMT Maturity Index minus one year.

(5)    If the Calculation Agent is unable to obtain three such Treasury Debentures quotations described in (4) above, then the 10-year Treasury CMT for the applicable Dividend Determination Date will be calculated by the Calculation Agent and will be a yield to maturity based on the arithmetic mean of the secondary market offered rates as of approximately 3:30 p.m., New York City time, on the applicable Dividend Determination Date of three Reference Dealers in The City of New York (from Citigroup Global Markets Inc., Lehman Brothers Inc., J.P. Morgan Securities Inc., Credit Suisse First Boston LLC and UBS Securities LLC, or their successors (provided that if two or more of the foregoing combine by merger or some other means, then the number of Reference Dealers whose quotes will be considered shall be reduced accordingly), and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)), for Treasury Debentures with an original maturity of the number of years that is the next highest to the Designated CMT Maturity Index and a remaining term to maturity closest to the Designated CMT Maturity Index and in an amount of at least $100 million.

(6)    If three or four (and not five) of such Reference Dealers are quoting as set forth in (4) and (5) above, then the 10-year Treasury CMT will be based on the arithmetic mean of the offered rates obtained and neither the highest nor lowest of such quotes will be eliminated; provided, however, that if fewer than three Reference Dealers selected by the Calculation Agent are quoting as set forth above, then the 10-year Treasury CMT with respect to the applicable Dividend Determination Date will remain the 10-year Treasury CMT for the immediately preceding dividend period. If two Treasury Debentures with an original maturity as described in the second preceding sentence have remaining terms to maturity equally close to the Designated CMT Maturity Index, then the quotes for the Treasury Debentures with the shorter remaining term to maturity will be used.

(v)    The “30-year Treasury CMT” has the meaning specified under the definition of 10-year Treasury CMT, except that the Designated CMT Maturity Index for the 30-year Treasury CMT shall be 30 years.

(vi)    The 3-month LIBOR Rate, the 10-year Treasury CMT and the 30-year Treasury CMT shall each be rounded to the nearest hundredth of a percent.

(vii)    The Applicable Rate with respect to each dividend period will be calculated as promptly as practicable by the Calculation Agent according to the appropriate method described above.

(viii)    Other Definitions. As used in this Section 1, the following terms shall have the following meanings:

(1)    “Bloomberg” means Bloomberg Financial Markets Commodities News.

(2)    “Business Day” means a day other than (i) a Saturday or Sunday; (ii) a day on which banks in New York, New York are authorized or obligated by law or executive order to remain closed; or (iii) a day on which our principal executive office is closed for business.

(3)    “Calculation Agent” means Wells Fargo Bank, N.A., or any other firm appointed by us, acting as calculation agent.

(4)    “Calendar Period” means a period of 180 calendar days.

(5)    “Designated CMT Maturity Index” means the original period to maturity of the U.S. Treasury securities (10 years) with respect to which the 10-year Treasury CMT will be calculated.

(6)    “Dividend Determination Date” means the second Business Day immediately preceding the first day of the relevant dividend period.

(7)    “Telerate Page 3750” means the display designated on page 3750 on MoneyLine Telerate (or such other page as may replace the 3750 page on the service or such other service as may be nominated by the British Bankers' Association for the purpose of displaying London interbank offered rates for U.S. Dollars deposits).

(8)    “Telerate Page 7051” means the display on MoneyLine Telerate (or any successor service), on such page (or any other page as may replace such page on that service), for the purpose of displaying Treasury Constant Maturities as reported in H.15(519).

(c)    So long as any shares of Series A Preference Stock shall be outstanding, no dividend (other than dividends or distributions paid in shares of, or options, warrants or rights to subscribe for or purchase shares of, the common stock of the Corporation (the “Common Stock”) or any other stock of the Corporation ranking, as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the Corporation, junior to the Series A Preference Stock), whether in cash or property, may be paid or declared or set apart, nor may any distribution be made on the Common Stock, nor may any shares of Common Stock be purchased, redeemed or otherwise acquired for value by the Corporation, unless dividends have been declared and paid or set apart on the Series A Preference Stock for the then-current quarterly dividend period; provided, however, that the foregoing dividend preference shall not be cumulative and shall not in any way create any claim or right in favor of the Holders of Series A Preference Stock in the event that dividends have not been declared or paid or set apart on the Series A Preference Stock in respect of any prior dividend period. If the full dividend on the Series A Preference Stock is not paid for any quarterly dividend period, the Holders of Series A Preference Stock will have no claim in respect of the unpaid amount so long as no dividend (other than those referred to above) is paid on the Common Stock (or any other stock of the Corporation ranking, as to the payment of dividends, junior to the Series A Preference Stock) for such dividend period.

(d)    The Board may, in its discretion, choose to pay dividends on the Series A Preference Stock without the payment of any dividends on the Common Stock (or any other stock of the Corporation ranking, as to the payment of dividends, junior to the Series A Preference Stock).

(e)    No full dividends shall be declared or paid or set apart for payment on any stock of the Corporation ranking, as to the payment of dividends, equally with the Series A Preference Stock for any period unless full dividends have been declared and paid or set apart for payment on the Series A Preference Stock for the then-current quarterly dividend period. When dividends are not paid in full upon the Series A

Preference Stock and all other classes or series of stock of the Corporation, if any, ranking, as to the payment of dividends, equally with the Series A Preference Stock, all dividends declared upon shares of Series A Preference Stock and all such other stock of the Corporation will be declared pro rata so that the amount of dividends declared per share of Series A Preference Stock and all such other stock will in all cases bear to each other the same ratio that accrued dividends per share of Series A Preference Stock (but without, in the case of non-cumulative shares, accumulation of unpaid dividends for prior dividend periods) and such other stock bear to each other.

(f)    No dividends may be declared or paid or set apart for payment on any shares of Series A Preference Stock if at the same time any arrears exist or default exists in the payment of dividends on any outstanding class or series of stock of the Corporation ranking, as to the payment of dividends, prior to the Series A Preference Stock.

(g)    Holders of Series A Preference Stock will not be entitled to any dividends, whether payable in cash or property, other than as herein provided and will not be entitled to interest, or any sum in lieu of interest, in respect of any dividend payment.

2.	Liquidation Rights

(a)    Upon any voluntary or involuntary dissolution, liquidation or winding up of the Corporation, after payment or provision for the liabilities of the Corporation and the expenses of such dissolution, liquidation or winding up, the Holders of outstanding shares of the Series A Preference Stock will be entitled to receive out of the assets of the Corporation or proceeds thereof available for distribution to stockholders, before any payment or distribution of assets is made to holders of the Common Stock (or any other stock of the Corporation ranking, as to the distribution of assets upon dissolution, liquidation or winding up of the Corporation, junior to the Series A Preference Stock), the Liquidation Value per share plus an amount equal to the accrued and unpaid dividend (whether or not declared) for the then-current quarterly dividend period accrued to but excluding the date of such liquidation payment, but without accumulation of unpaid dividends on the Series A Preference Stock for prior dividend periods.

(b)    If the assets of the Corporation available for distribution in such event are insufficient to pay in full the aggregate amount payable to Holders of Series A Preference Stock and holders of all other classes or series of stock of the Corporation, if any, ranking, as to the distribution of assets upon dissolution, liquidation or winding up of the Corporation, on a parity with the Series A Preference Stock, the assets will be distributed to the Holders of Series A Preference Stock and holders of all such other stock pro rata, based on the full respective preferential amounts to which they are entitled (but without, in the case of any non-cumulative preferred stock, accumulation of unpaid dividends for prior dividend periods).

(c)    Notwithstanding the foregoing, Holders of Series A Preference Stock will not be entitled to be paid any amount in respect of a dissolution, liquidation or winding up of the Corporation until holders of any classes or series of stock of the Corporation ranking, as to the distribution of assets upon dissolution, liquidation or winding up of the Corporation, prior to the Series A Preference Stock have been paid all amounts to which such classes or series are entitled.

(d)    Neither the sale, lease nor exchange (for cash, shares of stock, securities or other consideration) of all or substantially all of the property and assets of the Corporation, nor the merger, consolidation or combination of the Corporation into or with any other corporation or the merger, consolidation or combination of any other corporation or entity into or with the Corporation, shall be deemed to be a dissolution, liquidation or winding up, voluntary or involuntary, for the purposes of this Section 2.

(e)    After payment to the Holders of the full amount of the distribution of assets upon dissolution, liquidation or winding up of the Corporation to which they are entitled pursuant to this Section 2, the Holders of Series A Preference Stock will not be entitled to any further participation in any distribution of assets by the Corporation.

3.	Voting Rights

The Series A Preference Stock shall have no voting rights except as set forth in this Section 3 or as otherwise provided by California law:

(a)    So long as any shares of Series A Preference Stock are outstanding, the consent of the Holders of at least a majority of the Series A Preference Stock at the time outstanding, voting as a single class, or voting as a single class together with the holders of any other series of Preference Stock (i) upon which like voting or consent rights have been conferred and (ii) which are similarly affected by the matter to be voted upon, given in person or by proxy, either in writing or by vote at any meeting called for the purpose, shall be necessary for effecting or validating any one or more of the following:

(i)    any amendment of the Corporation’s Restated Articles of Incorporation which would adversely affect the rights, preferences, privileges or restrictions of the Series A Preference Stock; or

(ii)    the authorization or creation, or the increase in the authorized amount, of any stock of any class or any security convertible into stock of any class, ranking senior to the Series A Preference Stock.

provided, however, that no such consent of the Holders of the Series A Preference Stock shall be required if, at or prior to the time when such amendment is to take effect or when the authorization, creation or increase in the authorized amount of any such senior stock or convertible security is to be made, as the case may be, provision is to be made for the redemption of all shares of Series A Preference Stock at the time outstanding.

(b)    On matters requiring their consent, the Holders of Series A Preference Stock will be entitled to one vote per share.

4.	Redemption

(a)    The Series A Preference Stock shall not be redeemable prior to April 30, 2010. On or after that date, subject to the notice provisions set forth in Section 4(b) below and subject to any further limitations which may be imposed by law, the Corporation may redeem the Series A Preference Stock, in whole or in part, at any time or from time to time, out of funds legally available therefor, at a redemption price equal to the Liquidation Preference per share plus an amount equal to the amount of the accrued and unpaid dividend (whether or not declared) from the Dividend Payment Date immediately preceding the redemption date to but excluding the redemption date, but without accumulation of unpaid dividends on the Series A Preference Stock for prior dividend periods; provided, however that any redemption that would reduce the principal amount of the Series A Preference Stock outstanding to $50 million or less in the aggregate would be restricted to a redemption in whole only. If less than all of the outstanding shares of Series A Preference Stock are to be redeemed, the Corporation will select the shares to be redeemed from the outstanding shares not previously called for redemption by lot or pro rata (as nearly as possible) or by any other method that the Board in its sole discretion deems equitable.

(b)    In the event the Corporation shall redeem any or all of the Series A Preference Stock as aforesaid, the Corporation will give notice of any such redemption to Holders of Series A Preference Stock not more than 60 nor less than 30 days prior to the date fixed by the Board for such redemption. Failure to give notice to any Holder of Series A Preference Stock shall not affect the validity of the proceedings for the redemption of shares of any other Holder of Series A Preference Stock being redeemed.

(c)    Notice having been given as herein provided, from and after the redemption date, dividends on the Series A Preference Stock called for redemption shall cease to accrue and such Series A Preference Stock called for redemption will no longer be deemed outstanding, and all rights of the Holders thereof will cease.

(d)    The Series A Preference Stock will not be subject to any mandatory redemption, sinking fund or other similar provisions. In addition, Holders of Series A Preference Stock will have no right to require redemption of any shares of Series A Preference Stock.

(e)    Any shares of Series A Preference Stock which are converted, redeemed or retired shall thereafter have the status of authorized but unissued shares of Preference Stock of the Corporation undesignated as to series, and may thereafter be reissued by the Board in the same manner as any other authorized and unissued shares of Preference Stock.

(f)    If the Corporation shall deposit on or prior to any date fixed for redemption of Series A Preference Stock, with any bank or trust company having a capital, surplus and undivided profits aggregating at least five million dollars ($5,000,000), as a trust fund, a fund sufficient to redeem the shares called for redemption, with irrevocable instructions and authority to such bank or trust company to pay on and after the date fixed for redemption or such earlier date as the Board may determine, to the respective Holders of such shares, the redemption price thereof, then from and after the date of such deposit (although prior to the date fixed for redemption) such shares so called shall be deemed to be redeemed and dividends thereon shall cease to accrue after said date fixed for redemption and such deposit shall be deemed to constitute full payment of said shares to the Holders thereof and thereafter said shares shall no longer be deemed to be outstanding, and the Holders thereof shall cease to be shareholders with respect to such shares, and shall have no rights with respect thereto except only the right to receive from said bank or trust company payment of the redemption price of such shares without interest.

(a)Any moneys deposited by the Corporation pursuant to Section 4(f) which shall not be required for the redemption because of the exercise of any such right of conversion or exchange subsequent to the date of the deposit shall be repaid to the Corporation forthwith.

5.	Rank

The Series A Preference Stock shall rank, with respect to payment of dividends and distribution of assets upon liquidation, dissolution or winding up of the Corporation:

(a)    junior to the Cumulative Preferred Stock and the $100 Cumulative Preferred Stock, and any other equity securities that the Corporation may later authorize or issue, the terms of which provide that such securities will rank senior to the Series A Preference Stock with respect to payment of dividends and distribution of assets upon liquidation, dissolution or winding up of the Corporation;

(b)    equally with any other shares of Preference Stock and any other equity securities that the Corporation may later authorize or issue, the terms of which provide that such shares or other securities will rank equally with the Series A Preference Stock with respect to payment of dividends and distribution of assets upon liquidation, dissolution or winding up of the Corporation; and

(c)    senior to the Common Stock, and any other equity securities that the Corporation may later authorize or issue, the terms of which provide that such securities will rank junior to the Series A Preference Stock with respect to payment of dividends and distribution of assets upon liquidation, dissolution or winding up of the Corporation.”

IN WITNESS WHEREOF, the undersigned have executed this Certificate in Rosemead, California on April 20, 2005.

Robert C. Boada__________
Robert C. Boada
Vice President and Treasurer

Mary C. Simpson_________
Mary C. Simpson
Assistant Treasurer

Each of the undersigned declares under penalty of perjury that the matters contained in the foregoing certificate are true of their own knowledge. Executed in Rosemead, California on April 20, 2005.

Robert C. Boada__________
Robert C. Boada

Mary C. Simpson_________
Mary C. Simpson

CERTIFICATE OF DETERMINATION OF PREFERENCES OF THE
SERIES B PREFERENCE STOCK

SOUTHERN CALIFORNIA EDISON COMPANY

We, the undersigned, being the Vice President and Treasurer and the Assistant Treasurer, respectively, of Southern California Edison Company (the “Corporation”), a corporation organized and existing under and by virtue of the provisions of the laws of the State of California, DO HEREBY CERTIFY:

FIRST: The Restated Articles of Incorporation, as amended (the “Articles”), authorize the issuance of 50,000,000 shares of Preference Stock which may be issued from time to time in one or more series, and authorize the Board of Directors of the Corporation to (i) fix the number of shares of any series of Preference Stock and to determine the designation of any such series, (ii) to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preference Stock, including but not limited to rights, preferences, privileges and restrictions regarding dividends (including provisions specifying dividends at a floating or variable rate or dividends to be determined by reference to an index, formula, auction, bid or other objectively ascertainable criterion), liquidation, conversion, redemption and voting (including provisions specifying no general voting rights or voting rights of more than one vote per share), and, (iii) within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series.

SECOND: Acting pursuant to the authority delegated by the Board of Directors of the Corporation, the Executive Committee of the Board of Directors at a meeting duly held on September 14, 2005, in the City of Rosemead, State of California, at which meeting a quorum was present and acting throughout, did duly adopt the following resolutions authorizing and providing for the creation of a series of said shares of Preference Stock to be known as Series B Preference Stock, consisting of 2,000,000 shares, none of the shares of such series having been issued:

“NOW, THEREFORE, BE IT RESOLVED, that 2,000,000 shares of the presently authorized but unissued Preference Stock, no par value, be and hereby determined to be and shall be of a series of said Preference Stock hereby designated as the “Series B Preference Stock”; and

BE IT FURTHER RESOLVED, that the rights, preferences, privileges and restrictions of shares of such series be and the same are hereby fixed, respectively, as follows:

1.	Dividends

(a)    The holders of record of the Series B Preference Stock (each individually a “Holder,” or collectively the “Holders”) will be entitled to receive, when, as and if declared by the Board of Directors of the Corporation, or a duly authorized committee thereof (the “Board”), in its sole discretion out of funds legally available therefor, non-cumulative quarterly cash dividends which will accrue from and including September 21, 2005 and will be payable on September 30, December 31, March 31 and June 30 of each year (each, a “Dividend Payment Date”), commencing December 31, 2005, at the annual rate of

6.125% of the Liquidation Preference. If a Dividend Payment Date is not a Business Day (as defined below), the related dividend (if declared) will be paid on the next succeeding Business Day with the same force and effect as though paid on the Dividend Payment Date, without any increase to account for the period from such Dividend Payment Date through the date of actual payment. Dividends payable on the Series B Preference Stock for the initial dividend period and any period less than a full dividend period will be computed on the basis of a 360-day year consisting of twelve 30-day months and the actual number of days elapsed in such period. “Liquidation Preference” means $100 per share of Series B Preference Stock.

(b)    So long as any shares of Series B Preference Stock shall be outstanding, no dividend (other than dividends or distributions paid in shares of, or options, warrants or rights to subscribe for or purchase shares of, the common stock of the Corporation (the “Common Stock”) or any other stock of the Corporation ranking, as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the Corporation, junior to the Series B Preference Stock), whether in cash or property, may be paid or declared or set apart, nor may any distribution be made on the Common Stock, nor may any shares of Common Stock be purchased, redeemed or otherwise acquired for value by the Corporation, unless dividends have been declared and paid or set apart on the Series B Preference Stock for the then-current quarterly dividend period; provided, however, that the foregoing dividend preference shall not be cumulative and shall not in any way create any claim or right in favor of the Holders of Series B Preference Stock in the event that dividends have not been declared or paid or set apart on the Series B Preference Stock in respect of any prior dividend period. If the full dividend on the Series B Preference Stock is not paid for any quarterly dividend period, the Holders of Series B Preference Stock will have no claim in respect of the unpaid amount so long as no dividend (other than those referred to above) is paid on the Common Stock (or any other stock of the Corporation ranking, as to the payment of dividends, junior to the Series B Preference Stock) for such dividend period.

(c)    The Board may, in its discretion, choose to pay dividends on the Series B Preference Stock without the payment of any dividends on the Common Stock (or any other stock of the Corporation ranking, as to the payment of dividends, junior to the Series B Preference Stock).

(d)    No full dividends shall be declared or paid or set apart for payment on any stock of the Corporation ranking, as to the payment of dividends, equally with the Series B Preference Stock for any period unless full dividends have been declared and paid or set apart for payment on the Series B Preference Stock for the then-current quarterly dividend period. When dividends are not paid in full upon the Series B Preference Stock and all other classes or series of stock of the Corporation, if any, ranking, as to the payment of dividends, equally with the Series B Preference Stock, all dividends declared upon shares of Series B Preference Stock and all such other stock of the Corporation will be declared pro rata so that the amount of dividends declared per share of Series B Preference Stock and all such other stock will in all cases bear to each other the same ratio that accrued dividends per share of Series B Preference Stock (but without, in the case of non-cumulative shares, accumulation of unpaid dividends for prior dividend periods) and such other stock bear to each other.

(e)    No dividends may be declared or paid or set apart for payment on any shares of Series B Preference Stock if at the same time any arrears exist or default exists in the payment of dividends on any outstanding class or series of stock of the Corporation ranking, as to the payment of dividends, prior to the Series B Preference Stock.

(f)    Holders of Series B Preference Stock will not be entitled to any dividends, whether payable in cash or property, other than as herein provided and will not be entitled to interest, or any sum in lieu of interest, in respect of any dividend payment.

2.	Liquidation Rights

(a)    Upon any voluntary or involuntary dissolution, liquidation or winding up of the Corporation, after payment or provision for the liabilities of the Corporation and the expenses of such dissolution, liquidation or winding up, the Holders of outstanding shares of the Series B Preference Stock will be entitled to receive out of the assets of the Corporation or proceeds thereof available for distribution to stockholders, before any payment or distribution of assets is made to holders of the Common Stock (or any other stock of the Corporation ranking, as to the distribution of assets upon dissolution, liquidation or winding up of the Corporation, junior to the Series B Preference Stock), the Liquidation Value per share plus an amount equal to the accrued and unpaid dividend (whether or not declared) for the then-current quarterly dividend period accrued to but excluding the date of such liquidation payment, but without accumulation of unpaid dividends on the Series B Preference Stock for prior dividend periods.

(b)    If the assets of the Corporation available for distribution in such event are insufficient to pay in full the aggregate amount payable to Holders of Series B Preference Stock and holders of all other classes or series of stock of the Corporation, if any, ranking, as to the distribution of assets upon dissolution, liquidation or winding up of the Corporation, on a parity with the Series B Preference Stock, the assets will be distributed to the Holders of Series B Preference Stock and holders of all such other stock pro rata, based on the full respective preferential amounts to which they are entitled (but without, in the case of any non-cumulative preferred stock, accumulation of unpaid dividends for prior dividend periods).

(c)    Notwithstanding the foregoing, Holders of Series B Preference Stock will not be entitled to be paid any amount in respect of a dissolution, liquidation or winding up of the Corporation until holders of any classes or series of stock of the Corporation ranking, as to the distribution of assets upon dissolution, liquidation or winding up of the Corporation, prior to the Series B Preference Stock have been paid all amounts to which such classes or series are entitled.

(d)    Neither the sale, lease nor exchange (for cash, shares of stock, securities or other consideration) of all or substantially all of the property and assets of the Corporation, nor the merger, consolidation or combination of the Corporation into or with any other corporation or the merger, consolidation or combination of any other corporation or entity into or with the Corporation, shall be deemed to be a dissolution, liquidation or winding up, voluntary or involuntary, for the purposes of this Section 2.

(e)    After payment to the Holders of the full amount of the distribution of assets upon dissolution, liquidation or winding up of the Corporation to which they are entitled pursuant to this Section 2, the Holders of Series B Preference Stock will not be entitled to any further participation in any distribution of assets by the Corporation.

3.	Voting Rights

The Series B Preference Stock shall have no voting rights except as set forth in this Section 3 or as otherwise provided by California law:

(a)    So long as any shares of Series B Preference Stock are outstanding, the consent of the Holders of at least a majority of the Series B Preference Stock at the time outstanding, voting as a single class, or voting as a single class together with the holders of any other series of Preference Stock (i) upon which like voting or consent rights have been conferred and (ii) which are similarly affected by the matter to be voted upon, given in person or by proxy, either in writing or by vote at any meeting called for the purpose, shall be necessary for effecting or validating any one or more of the following:

(i)    any amendment of the Corporation’s Restated Articles of Incorporation which would adversely affect the rights, preferences, privileges or restrictions of the Series B Preference Stock; or

(ii)    the authorization or creation, or the increase in the authorized amount, of any stock of any class or any security convertible into stock of any class, ranking senior to the Series B Preference Stock.

provided, however, that no such consent of the Holders of the Series B Preference Stock shall be required if, at or prior to the time when such amendment is to take effect or when the authorization, creation or increase in the authorized amount of any such senior stock or convertible security is to be made, as the case may be, provision is to be made for the redemption of all shares of Series B Preference Stock at the time outstanding.

(b)    On matters requiring their consent, the Holders of Series B Preference Stock will be entitled to one vote per share.

4.	Redemption

(a)    The Series B Preference Stock shall not be redeemable prior to September 30, 2010. On or after that date, subject to the notice provisions set forth in Section 4(b) below and subject to any further limitations which may be imposed by law, the Corporation may redeem the Series B Preference Stock, in whole or in part, at any time or from time to time, out of funds legally available therefor, at a redemption price equal to the Liquidation Preference per share plus an amount equal to the amount of the accrued and unpaid dividend (whether or not declared) from the Dividend Payment Date immediately preceding the redemption date to but excluding the redemption date, but without accumulation of unpaid dividends on the Series B Preference Stock for prior dividend periods; provided, however that any redemption that would reduce the principal amount of the Series B Preference Stock outstanding to $50 million or less in the aggregate would be restricted to a redemption in whole only. If less than all of the outstanding shares of Series B Preference Stock are to be redeemed, the Corporation will select the shares to be redeemed from the outstanding shares not previously called for redemption by lot or pro rata (as nearly as possible) or by any other method that the Board in its sole discretion deems equitable.

(b)    In the event the Corporation shall redeem any or all of the Series B Preference Stock as aforesaid, the Corporation will give notice of any such redemption to Holders of Series B Preference Stock not more than 60 nor less than 30 days prior to the date fixed by the Board for such redemption. Failure to give notice to any Holder of Series B Preference Stock shall not affect the validity of the proceedings for the redemption of shares of any other Holder of Series B Preference Stock being redeemed.

(c)    Notice having been given as herein provided, from and after the redemption date, dividends on the Series B Preference Stock called for redemption shall cease to accrue and such Series B Preference Stock called for redemption will no longer be deemed outstanding, and all rights of the Holders thereof will cease.

(d)    The Series B Preference Stock will not be subject to any mandatory redemption, sinking fund or other similar provisions. In addition, Holders of Series B Preference Stock will have no right to require redemption of any shares of Series B Preference Stock.

(e)    Any shares of Series B Preference Stock which are converted, redeemed or retired shall thereafter have the status of authorized but unissued shares of Preference Stock of the Corporation undesignated as to series, and may thereafter be reissued by the Board in the same manner as any other authorized and unissued shares of Preference Stock.

(f)    If the Corporation shall deposit on or prior to any date fixed for redemption of Series B Preference Stock, with any bank or trust company having a capital, surplus and undivided profits aggregating at least five million dollars ($5,000,000), as a trust fund, a fund sufficient to redeem the shares called for redemption, with irrevocable instructions and authority to such bank or trust company to pay on and after the date fixed for redemption or such earlier date as the Board may determine, to the respective Holders of such shares, the redemption price thereof, then from and after the date of such deposit (although prior to the date fixed for redemption) such shares so called shall be deemed to be redeemed and dividends thereon shall cease to accrue after said date fixed for redemption and such deposit shall be deemed to constitute full payment of said shares to the Holders thereof and thereafter said shares shall no longer be deemed to be outstanding, and the Holders thereof shall cease to be shareholders with respect to such shares, and shall have no rights with respect thereto except only the right to receive from said bank or trust company payment of the redemption price of such shares without interest.

(g)    Any moneys deposited by the Corporation pursuant to Section 4(f) which shall not be required for the redemption because of the exercise of any such right of conversion or exchange subsequent to the date of the deposit shall be repaid to the Corporation forthwith.

5.	Rank

The Series B Preference Stock shall rank, with respect to payment of dividends and distribution of assets upon liquidation, dissolution or winding up of the Corporation:

(a)    junior to the Cumulative Preferred Stock and the $100 Cumulative Preferred Stock, and any other equity securities that the Corporation may later authorize or issue, the terms of which provide that such securities will rank senior to the Series B Preference Stock with respect to payment of dividends and distribution of assets upon liquidation, dissolution or winding up of the Corporation;

(b)    equally with any other shares of Preference Stock and any other equity securities that the Corporation may later authorize or issue, the terms of which provide that such shares or other securities will rank equally with the Series B Preference Stock with respect to payment of dividends and distribution of assets upon liquidation, dissolution or winding up of the Corporation; and

(c)    senior to the Common Stock, and any other equity securities that the Corporation may later authorize or issue, the terms of which provide that such securities will rank junior to the Series B Preference Stock with respect to payment of dividends and distribution of assets upon liquidation, dissolution or winding up of the Corporation.”

IN WITNESS WHEREOF, the undersigned have executed this Certificate in Rosemead, California on September 14, 2005.

Thomas M. Noonan__________
Thomas M. Noonan
Senior Vice President and Chief
Financial Officer

Mary C. Simpson_________
Mary C. Simpson
Assistant Treasurer

Each of the undersigned declares under penalty of perjury that the matters contained in the foregoing certificate are true of their own knowledge. Executed in Rosemead, California on September 14, 2005.

Thomas M. Noonan_______
Thomas M. Noonan

Mary C. Simpson_________
Mary C. Simpson

CERTIFICATE OF DETERMINATION OF PREFERENCES OF THE
SERIES C PREFERENCE STOCK

SOUTHERN CALIFORNIA EDISON COMPANY

We, the undersigned, being the Vice President and the Assistant Treasurer, respectively, of Southern California Edison Company (the “Corporation”), a corporation organized and existing under and by virtue of the provisions of the laws of the State of California, DO HEREBY CERTIFY:

FIRST: The Restated Articles of Incorporation, as amended (the “Articles”), authorize the issuance of 50,000,000 shares of Preference Stock which may be issued from time to time in one or more series, and authorize the Board of Directors of the Corporation to (i) fix the number of shares of any series of Preference Stock and to determine the designation of any such series, (ii) to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preference Stock, including but not limited to rights, preferences, privileges and restrictions regarding dividends (including provisions specifying dividends at a floating or variable rate or dividends to be determined by reference to an index, formula, auction, bid or other objectively ascertainable criterion), liquidation, conversion, redemption and voting (including provisions specifying no general voting rights or voting rights of more than one vote per share), and, (iii) within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series.

SECOND: Acting pursuant to the authority delegated by the Board of Directors of the Corporation, the Pricing Committee of the Board of Directors did duly adopt on January 17, 2005, the following resolutions authorizing and providing for the creation of a series of said shares of Preference Stock to be known as Series C Preference Stock, consisting of 2,000,000 shares, none of the shares of such series having been issued:

“NOW, THEREFORE, BE IT RESOLVED, that 2,000,000 shares of the presently authorized but unissued Preference Stock, no par value, be and hereby determined to be and shall be of a series of said Preference Stock hereby designated as the “Series C Preference Stock”; and

BE IT FURTHER RESOLVED, that the rights, preferences, privileges and restrictions of shares of such series be and the same are hereby fixed, respectively, as follows:

1.	Dividends

(a)    The holders of record of the Series C Preference Stock (each individually a “Holder,” or collectively the “Holders”) will be entitled to receive, when, as and if declared by the Board of Directors of the Corporation, or a duly authorized committee thereof (the “Board”), in its sole discretion out of funds legally available therefor, non-cumulative quarterly cash dividends which will accrue from and including January 24, 2006, and will be payable on January 31, April 30, July 31 and October 31 of each year (each, a “Dividend Payment Date”), commencing April 30, 2006, at the annual rate of 6.00% of the Liquidation

Preference. If a Dividend Payment Date is not a Business Day (as defined below), the related dividend (if declared) will be paid on the next succeeding Business Day with the same force and effect as though paid on the Dividend Payment Date, without any increase to account for the period from such Dividend Payment Date through the date of actual payment. Dividends payable on the Series C Preference Stock for the initial dividend period and any period less than a full dividend period will be computed on the basis of a 360-day year consisting of twelve 30-day months and the actual number of days elapsed in such period. “Liquidation Preference” means $100 per share of Series C Preference Stock.

(b)    So long as any shares of Series C Preference Stock shall be outstanding, no dividend (other than dividends or distributions paid in shares of, or options, warrants or rights to subscribe for or purchase shares of, the common stock of the Corporation (the “Common Stock”) or any other stock of the Corporation ranking, as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the Corporation, junior to the Series C Preference Stock), whether in cash or property, may be paid or declared or set apart, nor may any distribution be made on the Common Stock, nor may any shares of Common Stock be purchased, redeemed or otherwise acquired for value by the Corporation, unless dividends have been declared and paid or set apart on the Series C Preference Stock for the then-current quarterly dividend period; provided, however, that the foregoing dividend preference shall not be cumulative and shall not in any way create any claim or right in favor of the Holders of Series C Preference Stock in the event that dividends have not been declared or paid or set apart on the Series C Preference Stock in respect of any prior dividend period. If the full dividend on the Series C Preference Stock is not paid for any quarterly dividend period, the Holders of Series C Preference Stock will have no claim in respect of the unpaid amount so long as no dividend (other than those referred to above) is paid on the Common Stock (or any other stock of the Corporation ranking, as to the payment of dividends, junior to the Series C Preference Stock) for such dividend period.

(c)    The Board may, in its discretion, choose to pay dividends on the Series C Preference Stock without the payment of any dividends on the Common Stock (or any other stock of the Corporation ranking, as to the payment of dividends, junior to the Series C Preference Stock).

(d)    No full dividends shall be declared or paid or set apart for payment on any stock of the Corporation ranking, as to the payment of dividends, equally with the Series C Preference Stock for any period unless full dividends have been declared and paid or set apart for payment on the Series C Preference Stock for the then-current quarterly dividend period. When dividends are not paid in full upon the Series C Preference Stock and all other classes or series of stock of the Corporation, if any, ranking, as to the payment of dividends, equally with the Series C Preference Stock, all dividends declared upon shares of Series C Preference Stock and all such other stock of the Corporation will be declared pro rata so that the amount of dividends declared per share of Series C Preference Stock and all such other stock will in all cases bear to each other the same ratio that accrued dividends per share of Series C Preference Stock (but without, in the case of non-cumulative shares, accumulation of unpaid dividends for prior dividend periods) and such other stock bear to each other.

(e)    No dividends may be declared or paid or set apart for payment on any shares of Series C Preference Stock if at the same time any arrears exist or default exists in the payment of dividends on any outstanding class or series of stock of the Corporation ranking, as to the payment of dividends, prior to the Series C Preference Stock.

(f)    Holders of Series C Preference Stock will not be entitled to any dividends, whether payable in cash or property, other than as herein provided and will not be entitled to interest, or any sum in lieu of interest, in respect of any dividend payment.

2.	Liquidation Rights

(a)    Upon any voluntary or involuntary dissolution, liquidation or winding up of the Corporation, after payment or provision for the liabilities of the Corporation and the expenses of such dissolution, liquidation or winding up, the Holders of outstanding shares of the Series C Preference Stock will be entitled to receive out of the assets of the Corporation or proceeds thereof available for distribution to stockholders, before any payment or distribution of assets is made to holders of the Common Stock (or any other stock of the Corporation ranking, as to the distribution of assets upon dissolution, liquidation or winding up of the Corporation, junior to the Series C Preference Stock), the Liquidation Value per share plus an amount equal to the accrued and unpaid dividend (whether or not declared) for the then-current quarterly dividend period accrued to but excluding the date of such liquidation payment, but without accumulation of unpaid dividends on the Series C Preference Stock for prior dividend periods.

(b)    If the assets of the Corporation available for distribution in such event are insufficient to pay in full the aggregate amount payable to Holders of Series C Preference Stock and holders of all other classes or series of stock of the Corporation, if any, ranking, as to the distribution of assets upon dissolution, liquidation or winding up of the Corporation, on a parity with the Series C Preference Stock, the assets will be distributed to the Holders of Series C Preference Stock and holders of all such other stock pro rata, based on the full respective preferential amounts to which they are entitled (but without, in the case of any non-cumulative preferred stock, accumulation of unpaid dividends for prior dividend periods).

(c)    Notwithstanding the foregoing, Holders of Series C Preference Stock will not be entitled to be paid any amount in respect of a dissolution, liquidation or winding up of the Corporation until holders of any classes or series of stock of the Corporation ranking, as to the distribution of assets upon dissolution, liquidation or winding up of the Corporation, prior to the Series C Preference Stock have been paid all amounts to which such classes or series are entitled.

(d)    Neither the sale, lease nor exchange (for cash, shares of stock, securities or other consideration) of all or substantially all of the property and assets of the Corporation, nor the merger, consolidation or combination of the Corporation into or with any other corporation or the merger, consolidation or combination of any other corporation or entity into or with the Corporation, shall be deemed to be a dissolution, liquidation or winding up, voluntary or involuntary, for the purposes of this Section 2.

(e)    After payment to the Holders of the full amount of the distribution of assets upon dissolution, liquidation or winding up of the Corporation to which they are entitled pursuant to this Section 2, the Holders of Series C Preference Stock will not be entitled to any further participation in any distribution of assets by the Corporation.

3.	Voting Rights

The Series C Preference Stock shall have no voting rights except as set forth in this Section 3 or as otherwise provided by California law:

(a)    So long as any shares of Series C Preference Stock are outstanding, the consent of the Holders of at least a majority of the Series C Preference Stock at the time outstanding, voting as a single class, or voting as a single class together with the holders of any other series of Preference Stock (i) upon which like voting or consent rights have been conferred and (ii) which are similarly affected by the matter to be voted upon, given in person or by proxy, either in writing or by vote at any meeting called for the purpose, shall be necessary for effecting or validating any one or more of the following:

(i)    any amendment of the Corporation’s Restated Articles of Incorporation which would adversely affect the rights, preferences, privileges or restrictions of the Series C Preference Stock; or

(ii)    the authorization or creation, or the increase in the authorized amount, of any stock of any class or any security convertible into stock of any class, ranking senior to the Series C Preference Stock.

provided, however, that no such consent of the Holders of the Series C Preference Stock shall be required if, at or prior to the time when such amendment is to take effect or when the authorization, creation or increase in the authorized amount of any such senior stock or convertible security is to be made, as the case may be, provision is to be made for the redemption of all shares of Series C Preference Stock at the time outstanding.

(b)    On matters requiring their consent, the Holders of Series C Preference Stock will be entitled to one vote per share.

4.	Redemption

(a)    The Series C Preference Stock shall not be redeemable prior to January 31, 2011. On or after that date, subject to the notice provisions set forth in Section 4(b) below and subject to any further limitations which may be imposed by law, the Corporation may redeem the Series C Preference Stock, in whole or in part, at any time or from time to time, out of funds legally available therefor, at a redemption price equal to the Liquidation Preference per share plus an amount equal to the amount of the accrued and unpaid dividend (whether or not declared) from the Dividend Payment Date immediately preceding the redemption date to but excluding the redemption date, but without accumulation of unpaid dividends on the Series C Preference Stock for prior dividend periods; provided, however that any redemption that would reduce the principal amount of the Series C Preference Stock outstanding to $50 million or less in the aggregate would be restricted to a redemption in whole only. If less than all of the outstanding shares of Series C Preference Stock are to be redeemed, the Corporation will select the shares to be redeemed from the outstanding shares not previously called for redemption by lot or pro rata (as nearly as possible) or by any other method that the Board in its sole discretion deems equitable.

(b)    In the event the Corporation shall redeem any or all of the Series C Preference Stock as aforesaid, the Corporation will give notice of any such redemption to Holders of Series C Preference Stock not more than 60 nor less than 30 days prior to the date fixed by the Board for such redemption. Failure to give notice to any Holder of Series C Preference Stock shall not affect the validity of the proceedings for the redemption of shares of any other Holder of Series C Preference Stock being redeemed.

(c)    Notice having been given as herein provided, from and after the redemption date, dividends on the Series C Preference Stock called for redemption shall cease to accrue and such Series C

Preference Stock called for redemption will no longer be deemed outstanding, and all rights of the Holders thereof will cease.

(d)    The Series C Preference Stock will not be subject to any mandatory redemption, sinking fund or other similar provisions. In addition, Holders of Series C Preference Stock will have no right to require redemption of any shares of Series C Preference Stock.

(e)    Any shares of Series C Preference Stock which are converted, redeemed or retired shall thereafter have the status of authorized but unissued shares of Preference Stock of the Corporation undesignated as to series, and may thereafter be reissued by the Board in the same manner as any other authorized and unissued shares of Preference Stock.

(f)    If the Corporation shall deposit on or prior to any date fixed for redemption of Series C Preference Stock, with any bank or trust company having a capital, surplus and undivided profits aggregating at least five million dollars ($5,000,000), as a trust fund, a fund sufficient to redeem the shares called for redemption, with irrevocable instructions and authority to such bank or trust company to pay on and after the date fixed for redemption or such earlier date as the Board may determine, to the respective Holders of such shares, the redemption price thereof, then from and after the date of such deposit (although prior to the date fixed for redemption) such shares so called shall be deemed to be redeemed and dividends thereon shall cease to accrue after said date fixed for redemption and such deposit shall be deemed to constitute full payment of said shares to the Holders thereof and thereafter said shares shall no longer be deemed to be outstanding, and the Holders thereof shall cease to be shareholders with respect to such shares, and shall have no rights with respect thereto except only the right to receive from said bank or trust company payment of the redemption price of such shares without interest.

(g)    Any moneys deposited by the Corporation pursuant to Section 4(f) which shall not be required for the redemption because of the exercise of any such right of conversion or exchange subsequent to the date of the deposit shall be repaid to the Corporation forthwith.

5.	Rank

The Series C Preference Stock shall rank, with respect to payment of dividends and distribution of assets upon liquidation, dissolution or winding up of the Corporation:

(a)    junior to the Cumulative Preferred Stock and the $100 Cumulative Preferred Stock, and any other equity securities that the Corporation may later authorize or issue, the terms of which provide that such securities will rank senior to the Series C Preference Stock with respect to payment of dividends and distribution of assets upon liquidation, dissolution or winding up of the Corporation;

(b)    equally with any other shares of Preference Stock and any other equity securities that the Corporation may later authorize or issue, the terms of which provide that such shares or other securities will rank equally with the Series C Preference Stock with respect to payment of dividends and distribution of assets upon liquidation, dissolution or winding up of the Corporation; and

(c)    senior to the Common Stock, and any other equity securities that the Corporation may later authorize or issue, the terms of which provide that such securities will rank junior to the Series C Preference Stock with respect to payment of dividends and distribution of assets upon liquidation, dissolution or winding up of the Corporation.”

IN WITNESS WHEREOF, the undersigned have executed this Certificate in Rosemead, California on January 17, 2006.

Robert C. Boada__________
Robert C. Boada
Vice President

Mary C. Simpson_________
Mary C. Simpson
Assistant Treasurer

Each of the undersigned declares under penalty of perjury that the matters contained in the foregoing certificate are true of their own knowledge. Executed in Rosemead, California on January 17, 2006.

Robert C. Boada__________
Robert C. Boada

Mary C. Simpson_________
Mary C. Simpson

CERTIFICATE OF DETERMINATION OF PREFERENCES OF THE
SERIES D PREFERENCE STOCK

SOUTHERN CALIFORNIA EDISON COMPANY

We, the undersigned, being the Vice President and the Assistant Treasurer, respectively, of Southern California Edison Company (the “Corporation”), a corporation organized and existing under and by virtue of the provisions of the laws of the State of California, DO HEREBY CERTIFY:

FIRST: The Restated Articles of Incorporation, as amended (the “Articles”), authorize the issuance of 50,000,000 shares of Preference Stock which may be issued from time to time in one or more series, and authorize the Board of Directors of the Corporation to (i) fix the number of shares of any series of Preference Stock and to determine the designation of any such series, (ii) to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preference Stock, including but not limited to rights, preferences, privileges and restrictions regarding dividends (including provisions specifying dividends at a floating or variable rate or dividends to be determined by reference to an index, formula, auction, bid or other objectively ascertainable criterion), liquidation, conversion, redemption and voting (including provisions specifying no general voting rights or voting rights of more than one vote per share), and, (iii) within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series.

SECOND: Acting pursuant to the authority delegated by the Board of Directors of the Corporation, the Pricing Committee of the Board of Directors did duly adopt on
March 7, 2011, the following resolutions authorizing and providing for the creation of a series of said shares of Preference Stock to be known as Series D Preference Stock, consisting of 1,250,000 shares, none of the shares of such series having been issued:

“NOW, THEREFORE, BE IT RESOLVED, that 1,250,000 shares of the presently authorized but unissued Preference Stock, no par value, be and hereby determined to be and shall be of a series of said Preference Stock hereby designated as the “Series D Preference Stock”; and

BE IT FURTHER RESOLVED, that the rights, preferences, privileges and restrictions of shares of such series be and the same are hereby fixed, respectively, as follows:

1.    Dividends

(a)    The holders of record of the Series D Preference Stock (each individually a “Holder”, or collectively the “Holders”) will be entitled to receive, when, as and if declared by the Board of Directors of the Corporation (the “Board”), in its sole discretion out of funds legally available therefor, cumulative quarterly cash dividends which will accrue from and including March 10, 2011, and will be payable on March 1, June 1, September 1 and December 1 of each year (each, a “Dividend Payment Date”), commencing June 1, 2011, at the annual rate of 6.50% of the Liquidation Preference. Such dividends shall be cumulative without compounding from the date of issue whether or not earned or declared. If a Dividend Payment Date is not a Business Day (as defined below), the related dividend (if declared) will be paid on the next succeeding Business Day with the same force and effect as though paid on the Dividend Payment Date, without any increase to account for the period from such Dividend Payment Date through the date of actual payment. Dividends payable on the Series D Preference Stock for the initial dividend period and any period less than a full dividend period will be computed on the basis of a 360-day year consisting of twelve 30-day months and the actual number of days elapsed in such period. “Liquidation Preference” means $100 per share of Series D Preference Stock.

(b)    So long as any shares of Series D Preference Stock shall be outstanding, no dividend (other than dividends or distributions paid in shares of, or options, warrants or rights to subscribe for or purchase shares of, the common stock of the Corporation (the “Common Stock”) or any other stock of the Corporation ranking, as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the Corporation, junior to the Series D Preference Stock), whether in cash or property, may be paid or declared or set apart, nor may any distribution be made on the Common Stock, nor may any shares of Common Stock be purchased, redeemed or otherwise acquired for value by the Corporation, unless all dividends on the Series D Preference Stock for the then-current quarterly dividend and all past quarterly dividend periods shall have been declared and paid or set apart.

(c)    The Board may, in its discretion, choose to pay dividends on the Series D Preference Stock without the payment of any dividends on the Common Stock (or any other stock of the Corporation ranking, as to the payment of dividends, junior to the Series D Preference Stock).

(d)    No full dividends shall be declared or paid or set apart for payment on any stock of the Corporation ranking, as to the payment of dividends, equally with the Series D Preference Stock for any period unless full dividends have been declared and paid or set apart for payment on the Series D Preference Stock for the then-current quarterly dividend period and all past quarterly dividend periods. When dividends are not paid in full upon the Series D Preference Stock and all other classes or series of stock of the Corporation, if any, ranking, as to the payment of dividends, equally with the Series D Preference Stock, all dividends declared upon shares of Series D Preference Stock and all such other stock of the Corporation will be declared pro rata so that the amount of dividends declared per share of Series D Preference Stock and all such other stock will in all cases bear to each other the same ratio that accrued dividends per share of Series D Preference Stock (but without, in the case of non-cumulative shares, accumulation of unpaid dividends for prior dividend periods) and such other stock bear to each other.

(e)    No dividends may be declared or paid or set apart for payment on any shares of Series D Preference Stock if at the same time any arrears exist or default exists in the payment of dividends on any outstanding class or series of stock of the Corporation ranking, as to the payment of dividends, senior to the Series D Preference Stock.

(f)    Holders of Series D Preference Stock will not be entitled to any dividends, whether payable in cash or property, other than as herein provided and will not be entitled to interest, or any sum in lieu of interest, in respect of any dividend payment.

2.    Liquidation Rights

(a)    Upon any voluntary or involuntary dissolution, liquidation or winding up of the Corporation, after payment or provision for the liabilities of the Corporation and the expenses of such dissolution, liquidation or winding up, the Holders of outstanding shares of the Series D Preference Stock will be entitled to receive out of the assets of the Corporation or proceeds thereof available for distribution to stockholders, before any payment or distribution of assets is made to holders of the Common Stock (or any other stock of the Corporation ranking, as to the distribution of assets upon dissolution, liquidation or winding up of the Corporation, junior to the Series D Preference Stock), the Liquidation Preference per share plus an amount equal to the accrued and unpaid dividend (whether or not declared) for the then-current quarterly dividend period accrued to but excluding the date of such liquidation payment, plus unpaid dividends on the Series D Preference Stock for all past quarterly dividend periods.

(b)    If the assets of the Corporation available for distribution in such event are insufficient to pay in full the aggregate amount payable to Holders of Series D Preference Stock and holders of all other classes or series of stock of the Corporation, if any, ranking, as to the distribution of assets upon dissolution, liquidation or winding up of the Corporation, on a parity with the Series D Preference Stock, the assets will be distributed to the Holders of Series D Preference Stock and holders of all such other stock pro rata, based on the full respective preferential amounts to which they are entitled (but without, in the case of any non-cumulative shares, accumulation of unpaid dividends for prior dividend periods).

(c)    Notwithstanding the foregoing, Holders of Series D Preference Stock will not be entitled to be paid any amount in respect of a dissolution, liquidation or winding up of the Corporation until holders of any classes or series of stock of the Corporation ranking, as to the distribution of assets upon dissolution, liquidation or winding up of the Corporation, senior to the Series D Preference Stock have been paid all amounts to which such classes or series are entitled.

(d)    Neither the sale, lease nor exchange (for cash, shares of stock, securities or other consideration) of all or substantially all of the property and assets of the Corporation, nor the merger, consolidation or combination of the Corporation into or with any other corporation or the merger, consolidation or combination of any other corporation or entity into or with the Corporation, shall be deemed to be a dissolution, liquidation or winding up, voluntary or involuntary, for the purposes of this Section 2.

(e)    After payment to the Holders of the full amount of the distribution of assets upon dissolution, liquidation or winding up of the Corporation to which they are entitled pursuant to this Section 2, the Holders of Series D Preference Stock will not be entitled to any further participation in any distribution of assets by the Corporation.

3.    Voting Rights

The Series D Preference Stock shall have no voting rights except as set forth in this Section 3 or as otherwise provided by California law:

(a)    So long as any shares of Series D Preference Stock are outstanding, the consent of the Holders of at least a majority of the Series D Preference Stock at the time outstanding, voting as a single class, or voting as a single class together with the holders of any other series of Preference Stock (i) upon which like voting or consent rights have been conferred and (ii) which are similarly affected by the matter to be voted upon, given in person or by proxy, either in writing or by vote at any meeting called for the purpose, shall be necessary for effecting or validating any one or more of the following:

(i)    any amendment of the Corporation’s Restated Articles of Incorporation which would adversely affect the rights, preferences, privileges or restrictions of the Series D Preference Stock; or

(ii)    the authorization or creation, or the increase in the authorized amount, of any stock of any class or any security convertible into stock of any class, ranking senior to the Series D Preference Stock.

provided, however, that no such consent of the Holders of the Series D Preference Stock shall be required if, at or prior to the time when such amendment is to take effect or when the authorization, creation or increase in the authorized amount of any such senior stock or convertible security is to be made, as the case may be, provision is to be made for the redemption of all shares of Series D Preference Stock at the time outstanding.

(b)	On matters requiring their consent, the Holders of Series D Preference Stock will be entitled to one vote per share.

4.    Redemption

(a)    The Series D Preference Stock shall not be redeemable prior to March 1, 2016. On or after that date, subject to the notice provisions set forth in Section 4(b) below and subject to any further limitations which may be imposed by law, the Corporation may redeem the Series D Preference Stock, in whole or in part, at any time or from time to time, out of funds legally available therefor, at a redemption price equal to the Liquidation Preference per share plus an amount equal to the amount of the accrued and unpaid dividend (whether or not declared) from the Dividend Payment Date immediately preceding the redemption date to but excluding the redemption date, plus unpaid dividends on the Series D Preference Stock for all past quarterly dividend periods, if any; provided, however that any redemption that would reduce the principal amount of the Series D Preference Stock outstanding to $50 million or less in the aggregate would be restricted to a redemption in whole only. If less than all of the outstanding shares of Series D Preference Stock are to be redeemed, the Corporation will select the shares to be redeemed from the outstanding shares not previously called for redemption by lot or pro rata (as nearly as possible) or by any other method that the Board in its sole discretion deems equitable.

(b)    In the event the Corporation shall redeem any or all of the Series D Preference Stock as aforesaid, the Corporation will give notice of any such redemption to Holders of Series D Preference Stock not more than 60 nor less than 30 days prior to the date fixed by the Board for such redemption. Failure to give notice to any Holder of Series D Preference Stock shall not affect the validity of the proceedings for the redemption of shares of any other Holder of Series D Preference Stock being redeemed.

(c)    Notice having been given as herein provided, from and after the redemption date, dividends on the Series D Preference Stock called for redemption shall cease to accrue and such Series D Preference Stock called for redemption will no longer be deemed outstanding, and all rights of the Holders thereof will cease.

(d)    The Series D Preference Stock will not be subject to any mandatory redemption, sinking fund or other similar provisions. In addition, Holders of Series D Preference Stock will have no right to require redemption of any shares of Series D Preference Stock.

(e)    Any shares of Series D Preference Stock which are converted, redeemed or retired shall thereafter have the status of authorized but unissued shares of Preference Stock of the Corporation undesignated as to series, and may thereafter be reissued by the Board in the same manner as any other authorized and unissued shares of Preference Stock.

(f)    If the Corporation shall deposit on or prior to any date fixed for redemption of Series D Preference Stock, with any bank or trust company having a capital,

surplus and undivided profits aggregating at least five million dollars ($5,000,000), as a trust fund, a fund sufficient to redeem the shares called for redemption, with irrevocable instructions and authority to such bank or trust company to pay on and after the date fixed for redemption or such earlier date as the Board may determine, to the respective Holders of such shares, the redemption price thereof, then from and after the date of such deposit (although prior to the date fixed for redemption) such shares so called shall be deemed to be redeemed and dividends thereon shall cease to accrue after said date fixed for redemption and such deposit shall be deemed to constitute full payment of said shares to the Holders thereof and thereafter said shares shall no longer be deemed to be outstanding, and the Holders thereof shall cease to be shareholders with respect to such shares, and shall have no rights with respect thereto except only the right to receive from said bank or trust company payment of the redemption price of such shares without interest.

(g)    Any moneys deposited by the Corporation pursuant to Section 4(f) which shall not be required for the redemption because of the exercise of any such right of conversion or exchange subsequent to the date of the deposit shall be repaid to the Corporation forthwith.

5.    Rank

The Series D Preference Stock shall rank, with respect to payment of dividends and distribution of assets upon liquidation, dissolution or winding up of the Corporation:

(a)    junior to the Cumulative Preferred Stock and the $100 Cumulative Preferred Stock, and any other equity securities that the Corporation may later authorize or issue, the terms of which provide that such securities will rank senior to the Series D Preference Stock with respect to payment of dividends and distribution of assets upon liquidation, dissolution or winding up of the Corporation;

(b)    equally with any other shares of Preference Stock and any other equity securities that the Corporation may later authorize or issue, the terms of which provide that such shares or other securities will rank equally with the Series D Preference Stock with respect to payment of dividends and distribution of assets upon liquidation, dissolution or winding up of the Corporation; and

(c)    senior to the Common Stock, and any other equity securities that the Corporation may later authorize or issue, the terms of which provide that such securities will rank junior to the Series D Preference Stock with respect to payment of dividends and distribution of assets upon liquidation, dissolution or winding up of the Corporation.”

IN WITNESS WHEREOF, the undersigned have executed this Certificate in Rosemead, California on March 7, 2011.

/s/ Robert C. Boada
_____________________________
Robert C. Boada
Vice President

/s/ George T. Tabata
______________________________
George T. Tabata
Assistant Treasurer

Each of the undersigned declares under penalty of perjury that the matters contained in the foregoing certificate are true of their own knowledge. Executed in Rosemead, California on March 7, 2011.

/s/ Robert C. Boada
_____________________________
Robert C. Boada

/s/ George T. Tabata
______________________________
George T. Tabata

CERTIFICATE OF DETERMINATION OF PREFERENCES OF THE
SERIES E PREFERENCE STOCK

SOUTHERN CALIFORNIA EDISON COMPANY

We, the undersigned, being the Vice President and the Assistant Treasurer, respectively, of Southern California Edison Company (the “Corporation”), a corporation organized and existing under and by virtue of the provisions of the laws of the State of California, DO HEREBY CERTIFY:

FIRST: The Restated Articles of Incorporation, as amended (the “Articles”), authorize the issuance of 50,000,000 shares of Preference Stock which may be issued from time to time in one or more series, and authorize the Board of Directors of the Corporation to (i) fix the number of shares of any series of Preference Stock and to determine the designation of any such series, (ii) to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preference Stock, including but not limited to rights, preferences, privileges and restrictions regarding dividends (including provisions specifying dividends at a floating or variable rate or dividends to be determined by reference to an index, formula, auction, bid or other objectively ascertainable criterion), liquidation, conversion, redemption and voting (including provisions specifying no general voting rights or voting rights of more than one vote per share), and, (iii) within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series.

SECOND: Acting pursuant to the authority delegated by the Board of Directors of the Corporation, the Pricing Committee of the Board of Directors did duly adopt on January 11, 2012, the following resolutions authorizing and providing for the creation of a series of said shares of Preference Stock to be known as Series E Preference Stock, consisting of 250,000 shares, none of the shares of such series having been issued:

“NOW, THEREFORE, BE IT RESOLVED, that 250,000 shares of the presently authorized but unissued Preference Stock, no par value, be and hereby determined to be and shall be of a series of said Preference Stock hereby designated as the “Series E Preference Stock” (the “Shares”).

BE IT FURTHER RESOLVED, that the rights, preferences, privileges and restrictions of Shares of such series be and the same are hereby fixed, respectively, as follows:

1.    Dividends

(a)    The holders of record of the Shares (each individually a “Holder,” or collectively the “Holders”) will be entitled to receive, when, as and if declared by the Board of Directors of the Corporation (the “Board”), in its sole discretion out of funds legally available therefor, cumulative cash dividends at a rate equal to (1) 6.250% per annum of the Liquidation Preference for each semi-annual dividend period from the issue date of the Shares to, but excluding, February 1, 2022 (the “Fixed Rate Period”), and (2) the three-month LIBOR rate plus 4.199% per annum of the Liquidation Preference, for each quarterly dividend period from February 1, 2022 through the redemption date of the Shares, if any (the “Floating Rate Period”). Such dividends shall be cumulative without compounding or interest from the date of issue whether or not earned or declared. “Liquidation Preference” means $1,000 per Share.

(i)    The dividend rate for each dividend period in the Floating Rate Period will be determined by the Calculation Agent (as defined below) using three-month LIBOR as in effect on the second London banking day prior to the beginning of the dividend period, which date is the “dividend determination date” for the dividend period. The Calculation Agent then will add three-month LIBOR as determined on the dividend determination date and the applicable spread set forth above. Absent manifest error, the Calculation Agent’s determination of the dividend rate for a dividend period for the Shares will be binding and conclusive. A “London banking day” is any day on which dealings in deposits in U.S. dollars are transacted in the London interbank market. The term “three-month LIBOR” means the London interbank offered rate for deposits in U.S. dollars having an index maturity of three months in amounts of at least $1,000,000, as that rate appears on Reuters screen page “LIBOR01” at approximately 11:00 a.m., London time, on the relevant dividend determination date. If no offered rate appears on Reuters screen page “LIBOR01” on the relevant dividend determination date at approximately 11:00 a.m., London time, then the Calculation Agent, after consultation with the Corporation, will select four major banks in the London interbank market and will request each of their principal London offices to provide a quotation of the rate at which three-month deposits in U.S. dollars in amounts of at least $1,000,000 are offered by it to prime banks in the London interbank market, on that date and at that time, that is representative of single transactions at that time. If at least two quotations are provided, three-month LIBOR will be the arithmetic average (rounded upward if necessary to the nearest .00001 of 1%) of the quotations provided. Otherwise, the Calculation Agent will select three major banks in New York City and will request each of them to provide a quotation of the rate offered by it at approximately 11:00 a.m., New York City time, on the dividend determination date for loans in U.S. dollars to leading European banks having an index maturity of three months for the applicable dividend period in an amount of at least $1,000,000 that is representative of single transactions at that time. If three quotations are provided, three-month LIBOR will be the arithmetic average (rounded upward if necessary to the nearest .00001 of 1%) of the quotations provided. Otherwise, three-month

LIBOR for the next dividend period will be equal to three-month LIBOR in effect for the then-current dividend period. “Calculation Agent” means Wells Fargo Bank, N.A., or another firm appointed by the Corporation, acting as Calculation Agent.

(b)    When, as and if declared by the Board, during the Fixed Rate Period, we will pay dividends on the Shares semi-annually, in arrears, on February 1 and August 1 of each year, beginning on August 1, 2012 and ending on February 1, 2022, and during the Floating Rate Period, we will pay dividends on the Shares quarterly, in arrears, on February 1, May 1, August 1 and November 1 of each year, beginning on May 1, 2022 (each such date, a “Dividend Payment Date”). If any date on which dividends would otherwise be payable is not a Business Day, then the Dividend Payment Date will be the next Business Day without any adjustment to the amount of dividends paid. A “Business Day” means any weekday that is not a legal holiday in New York, New York and is not a day on which banking institutions in New York, New York, or Los Angeles, California are closed.

(c)    A dividend period is the period from and including a Dividend Payment Date to but excluding the next Dividend Payment Date, except that the initial dividend period will commence on and include the original issue date of the Shares. Dividends payable on the Shares for the Fixed Rate Period will be computed on the basis of a 360-day year consisting of twelve 30-day months. Dividends payable on the Shares for the Floating Rate Period will be computed based on the actual number of days in a dividend period and a 360-day year. Dollar amounts resulting from that calculation will be rounded to the nearest cent, with one-half cent being rounded upward.

(d)    Dividends will be payable to Holders on the applicable record date, which shall be a date not exceeding 60 days before the applicable payment date as shall be fixed by the Board.

(e)    So long as any Shares shall be outstanding, no dividend (other than dividends or distributions paid in shares of, or options, warrants or rights to subscribe for or purchase shares of, the common stock of the Corporation (the “Common Stock”) or any other stock of the Corporation ranking, as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the Corporation, junior to the Shares), whether in cash or property, may be paid or declared or set apart, nor may any distribution be made on the Common Stock, nor may any shares of Common Stock be purchased, redeemed or otherwise acquired for value by the Corporation, unless all dividends on the Shares for the then-current dividend period and all past dividend periods shall have been declared and paid or set apart.

(f)    The Board may, in its discretion, choose to pay dividends on the Shares without the payment of any dividends on the Common Stock (or any other stock of the Corporation ranking, as to the payment of dividends, junior to the Shares).

(g)    No full dividends shall be declared or paid or set apart for payment on any stock of the Corporation ranking, as to the payment of dividends, equally with the

Shares for any period unless full dividends have been declared and paid or set apart for payment on the Shares for the then-current dividend period and all past dividend periods. When dividends are not paid in full upon the Shares and all other classes or series of stock of the Corporation, if any, ranking, as to the payment of dividends, equally with the Shares, all dividends declared upon the Shares and all such other stock of the Corporation will be declared pro rata so that the amount of dividends declared per Share of Series E Preference Stock and all such other stock will in all cases bear to each other the same ratio that accrued dividends per share of Series E Preference Stock (but without, in the case of non- cumulative shares, accumulation of unpaid dividends for prior dividend periods) and such other stock bear to each other.

(h)    No dividends may be declared or paid or set apart for payment on any Shares if at the same time any arrears exist or default exists in the payment of dividends on any outstanding class or series of stock of the Corporation ranking, as to the payment of dividends, senior to the Shares.

(i)    The Holders will not be entitled to any dividends, whether payable in cash or property, other than as herein provided and will not be entitled to interest, or any sum in lieu of interest, in respect of any dividend payment.

2.    Liquidation Rights

(a)    Upon any voluntary or involuntary dissolution, liquidation or winding up of the Corporation, after payment or provision for the liabilities of the Corporation and the expenses of such dissolution, liquidation or winding up, the Holders of outstanding Shares will be entitled to receive out of the assets of the Corporation or proceeds thereof available for distribution to stockholders, before any payment or distribution of assets is made to holders of the Common Stock (or any other stock of the Corporation ranking, as to the distribution of assets upon dissolution, liquidation or winding up of the Corporation, junior to the Shares), the Liquidation Preference per Share plus an amount equal to the accrued and unpaid dividend (whether or not declared) for the then-current dividend period accrued to but excluding the date of such liquidation payment, plus unpaid dividends on the Shares for all past dividend periods.

(b)    If the assets of the Corporation available for distribution in such event are insufficient to pay in full the aggregate amount payable to Holders of Series E Preference Stock and holders of all other classes or series of stock of the Corporation, if any, ranking, as to the distribution of assets upon dissolution, liquidation or winding up of the Corporation, on a parity with the Shares, the assets will be distributed to the Holders of Series E Preference Stock and holders of all such other stock pro rata, based on the full respective preferential amounts to which they are entitled (but without, in the case of any non-cumulative shares, accumulation of unpaid dividends for prior dividend periods).

(c)    Notwithstanding the foregoing, Holders of Series E Preference Stock will not be entitled to be paid any amount in respect of a dissolution, liquidation or winding up of the Corporation until holders of any classes or series of stock of the Corporation ranking, as to the distribution of assets upon dissolution, liquidation or winding up of the Corporation, senior to the Shares have been paid all amounts to which such classes or series are entitled.

(d)    Neither the sale, lease nor exchange (for cash, shares of stock, securities or other consideration) of all or substantially all of the property and assets of the Corporation, nor the merger, consolidation or combination of the Corporation into or with any other corporation or the merger, consolidation or combination of any other corporation or entity into or with the Corporation, shall be deemed to be a dissolution, liquidation or winding up, voluntary or involuntary, for the purposes of this Section 2.

(e)    After payment to the Holders of the full amount of the distribution of assets upon dissolution, liquidation or winding up of the Corporation to which they are entitled pursuant to this Section 2, the Holders will not be entitled to any further participation in any distribution of assets by the Corporation.

3.    Voting Rights

The Shares shall have no voting rights except as set forth in this Section 3 or as otherwise provided by California law:

(a)    So long as any Shares are outstanding, the consent of the Holders of at least a majority of the Shares at the time outstanding, voting as a single class, or voting as a single class together with the holders of any other series of Preference Stock (i) upon which like voting or consent rights have been conferred and (ii) which are similarly affected by the matter to be voted upon, given in person or by proxy, either in writing or by vote at any meeting called for the purpose, shall be necessary for effecting or validating any one or more of the following:

(i)    any amendment of the Corporation’s Restated Articles of Incorporation which would adversely affect the rights, preferences, privileges or restrictions of the Shares; or

(ii)    the authorization or creation, or the increase in the authorized amount, of any stock of any class or any security convertible into stock of any class, ranking senior to the Shares.

provided, however, that no such consent of the Holders of the Series E Preference Stock shall be required if, at or prior to the time when such amendment is to take effect or when the authorization, creation or increase in the authorized amount of any such senior stock or convertible security is to be made, as the case may be, provision is to be made for the redemption of all Shares at the time outstanding.

(b)    On matters requiring their consent, the Holders will be entitled to one vote per share.

4.    Redemption

(a)    The Shares shall not be redeemable prior to February 1, 2022. On or after that date, subject to the notice provisions set forth in Section 4(b) below and subject to any further limitations which may be imposed by law, the Corporation may redeem the Shares, in whole or in part, at any time or from time to time, out of funds legally available therefor, at a redemption price equal to the Liquidation Preference per share plus an amount equal to the amount of the accrued and unpaid dividend (whether or not declared) from the Dividend Payment Date immediately preceding the redemption date to but excluding the redemption date, plus unpaid dividends on the Shares for all past dividend periods, if any; provided, however that any redemption that would reduce the Liquidation Preference of the Shares outstanding to $50 million or less in the aggregate would be restricted to a redemption in whole only. If less than all of the outstanding Shares are to be redeemed, the Corporation will select the Shares to be redeemed from the outstanding Shares not previously called for redemption by lot or pro rata (as nearly as possible) or by any other method that the Board in its sole discretion deems equitable.

(b)    In the event the Corporation shall redeem any or all of the Shares as aforesaid, the Corporation will give notice of any such redemption to Holders neither more than 60 nor less than 30 days prior to the date fixed by the Board for such redemption. Failure to give notice to any Holder shall not affect the validity of the proceedings for the redemption of Shares of any other Holder being redeemed.

(c)    Notice having been given as herein provided, from and after the redemption date, dividends on the Shares called for redemption shall cease to accrue and such Shares called for redemption will no longer be deemed outstanding, and all rights of the Holders thereof will cease.

(d)    The Shares will not be subject to any mandatory redemption, sinking fund or other similar provisions. In addition, Holders will have no right to require redemption of any Shares.

(e)    Any Shares which are converted, redeemed or retired shall thereafter have the status of authorized but unissued shares of Preference Stock of the Corporation undesignated as to series, and may thereafter be reissued by the Board in the same manner as any other authorized and unissued shares of Preference Stock.

(f)    If the Corporation shall deposit on or prior to any date fixed for redemption of Shares, with any bank or trust company having a capital, surplus and undivided profits aggregating at least five million dollars ($5,000,000), as a trust fund, a fund sufficient to redeem the Shares called for redemption, with irrevocable instructions and authority to such bank or trust company to pay on and after the date fixed for redemption or such earlier date as the Board may determine, to the respective Holders of such Shares, the redemption price thereof, then from and after the date of such deposit

(although prior to the date fixed for redemption) such Shares so called shall be deemed to be redeemed and dividends thereon shall cease to accrue after said date fixed for redemption and such deposit shall be deemed to constitute full payment of said Shares to the Holders thereof and thereafter said shares shall no longer be deemed to be outstanding, and the Holders thereof shall cease to be shareholders with respect to such Shares, and shall have no rights with respect thereto except only the right to receive from said bank or trust company payment of the redemption price of such Shares without interest.

(g)    Any moneys deposited by the Corporation pursuant to Section 4(f) which shall not be required for the redemption because of the exercise of any such right of conversion or exchange subsequent to the date of the deposit shall be repaid to the Corporation forthwith.

5.    Rank

The Shares shall rank, with respect to payment of dividends and distribution of assets upon liquidation, dissolution or winding up of the Corporation:

(a)    junior to the Cumulative Preferred Stock and the $100 Cumulative Preferred Stock, and any other equity securities that the Corporation may later authorize or issue, the terms of which provide that such securities will rank senior to the Shares with respect to payment of dividends and distribution of assets upon liquidation, dissolution or winding up of the Corporation;

(b)    equally with any other shares of Preference Stock and any other equity securities that the Corporation may later authorize or issue, the terms of which provide that such shares or other securities will rank equally with the Shares with respect to payment of dividends and distribution of assets upon liquidation, dissolution or winding up of the Corporation; and

(c)    senior to the Common Stock, and any other equity securities that the Corporation may later authorize or issue, the terms of which provide that such securities will rank junior to the Shares with respect to payment of dividends and distribution of assets upon liquidation, dissolution or winding up of the Corporation.”

IN WITNESS WHEREOF, the undersigned have executed this Certificate in Rosemead, California on January 11, 2012.

/s/ Robert C. Boada
__________________________
Robert C. Boada
Vice President

/s/ George T. Tabata
___________________________
George T. Tabata
Assistant Treasurer

Each of the undersigned declares under penalty of perjury that the matters contained in the foregoing certificate are true of their own knowledge. Executed in Rosemead, California on January 11, 2012.

/s/ Robert C. Boada
___________________________
Robert C. Boada

/s/ George T. Tabata
___________________________
George T. Tabata

CERTIFICATE OF INCREASE IN AUTHORIZED SHARES OF SERIES E PREFERENCE STOCK

SOUTHERN CALIFORNIA EDISON COMPANY

We, the undersigned, being the Vice President and the Assistant Treasurer, respectively, of Southern California Edison Company (the “Corporation”), a corporation organized and existing under and by virtue of the provisions of the laws of the State of California, do hereby certify pursuant to Section 401(c) of the California Corporations Code:

FIRST: The Restated Articles of Incorporation, as amended (the “Articles”), authorize the issuance of 50,000,000 shares of Preference Stock which may be issued from time to time in one or more series, and authorize the Board of Directors of the Corporation to (i) fix the number of shares of any series of Preference Stock and to determine the designation of any such series, (ii) to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preference Stock, including but not limited to rights, preferences, privileges and restrictions regarding dividends (including provisions specifying dividends at a floating or variable rate or dividends to be determined by reference to an index, formula, auction, bid or other objectively ascertainable criterion), liquidation, conversion, redemption and voting (including provisions specifying no general voting rights or voting rights of more than one vote per share), and, (iii) within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series.

SECOND: Acting pursuant to the authority delegated by the Board of Directors of the Corporation, the Pricing Committee of the Board of Directors did duly adopt on January 11, 2012 resolutions authorizing and providing for the creation of a series of shares of Preference Stock to be known as Series E Preference Stock, such series initially consisting of 250,000 shares.

THIRD: Acting pursuant to the authority designated in the Articles and delegated by the Board of Directors of the Corporation, the Pricing Committee of the Board of Directors did duly adopt on January 30, 2012, the following resolutions designating an additional 100,000 shares of Preference Stock as Series E Preference Stock, with the result that the Corporation shall now have authorized an aggregate of 350,000 shares of Series E Preference Stock, all of which shall constitute a single series of Preference Stock:

“NOW, THEREFORE, BE IT RESOLVED, that an additional 100,000 shares of the presently authorized but unissued Preference Stock, no par value, are hereby determined to be and shall be of a series of said Preference Stock designated as the “Series E Preference Stock.”

BE IT FURTHER RESOLVED, that the rights, preferences, privileges and restrictions of shares of such series shall be as set forth in the Certificate of Determination of Preferences of the Series E Preference Stock, and all such shares shall constitute a single series of Preference Stock.”

FOURTH: The first two paragraphs of the SECOND section of the Certificate of Determination of Preferences of the Series E Preference Stock are hereby amended and restated in their entirety to read as follows:

“SECOND: Acting pursuant to the authority delegated by the Board of Directors of the Corporation, the Pricing Committee of the Board of Directors has duly adopted the following resolutions authorizing and providing for the creation of a series of said shares of Preference Stock to be known as Series E Preference Stock, consisting of 350,000 shares:

NOW, THEREFORE, BE IT RESOLVED, that 350,000 shares of the presently authorized but unissued Preference Stock, no par value, are hereby determined to be and shall be of a series of said Preference Stock hereby designated as the "Series E Preference Stock" (the "Shares")."

FIFTH: The number of shares of Series E Preference Stock outstanding is 250,000 and the amount of the increase in the number of shares constituting Series E Preference Stock is 100,000.

IN WITNESS WHEREOF, the undersigned have executed this Certificate in Rosemead, California on January 30, 2012.

/s/ Robert C. Boada
Robert C. Boada
Vice President

/s/ George T. Tabata
George T. Tabata
Assistant Treasurer

Each of the undersigned declares under penalty of perjury that the matters contained in the foregoing certificate are true of their own knowledge. Executed in Rosemead, California on January 30, 2012.

/s/ Robert C. Boada
Robert C. Boada

/s/ George T. Tabata
George T. Tabata

CERTIFICATE OF DETERMINATION OF PREFERENCES OF THE SERIES F PREFERENCE STOCK
SOUTHERN CALIFORNIA EDISON COMPANY

We, the undersigned, being the Vice President and the Assistant Treasurer, respectively, of Southern California Edison Company (the “Corporation”), a corporation organized and existing under and by virtue of the provisions of the laws of the State of California, DO HEREBY CERTIFY:

FIRST: The Restated Articles of Incorporation, as amended (the “Articles”), authorize the issuance of 50,000,000 shares of Preference Stock which may be issued from time to time in one or more series, and authorize the Board of Directors of the Corporation to (i) fix the number of shares of any series of Preference Stock and to determine the designation of any such series, (ii) to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preference Stock, including but not limited to rights, preferences, privileges and restrictions regarding dividends (including provisions specifying dividends at a floating or variable rate or dividends to be determined by reference to an index, formula, auction, bid or other objectively ascertainable criterion), liquidation, conversion, redemption and voting (including provisions specifying no general voting rights or voting rights of more than one vote per share), and, (iii) within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series.

SECOND: Acting pursuant to the authority delegated by the Board of Directors of the Corporation, the Pricing Committee of the Board of Directors did duly adopt on May 11, 2012, the following resolutions authorizing and providing for the creation of a series of said shares of Preference Stock to be known as Series F Preference Stock, consisting of 200,004 shares, none of the shares of such series having been issued:

“NOW, THEREFORE, BE IT RESOLVED, that 200,004 shares of the presently authorized but unissued Preference Stock, no par value, be and hereby determined to be and shall be of a series of said Preference Stock hereby designated as the “Series F Preference Stock” (the “Series F Shares”); and

BE IT FURTHER RESOLVED, that the rights, preferences, privileges and restrictions of Series F Shares of such series be and the same are hereby fixed, respectively, as follows:

1.    Dividends

(a)    The holders of record of the Series F Shares (each individually a “Holder,” or collectively the “Holders”) will be entitled to receive, when, as and if declared by the Board of Directors of the Corporation or duly authorized committee thereof (the “Board”), in its sole discretion out of funds legally available therefor, cumulative quarterly cash dividends which will accrue from and including May 17, 2012, and, if declared, will be payable on March 15, June 15, September 15 and December 15 of each year (each, a “Dividend Payment Date”), commencing September 15, 2012, at the annual rate of 5.625% of the Liquidation Preference. Such dividends shall be cumulative from the date of issue whether or not earned or declared, and no interest, dividends or sum in lieu thereof shall be payable in respect of the amount of any dividend on the Series F Shares not paid on a Dividend Payment Date and accrued. If a Dividend Payment Date is not a Business Day (as defined below), the related dividend (if declared) will be paid on the next succeeding Business Day with the same force and effect as though paid on the Dividend Payment Date, without any increase to account for the period from such Dividend Payment Date through the date of actual payment. Dividends payable on the Series F Shares for any period from but including a Dividend Payment Date to but excluding the next succeeding Dividend Payment Date (a “Dividend Period”) will be computed on the basis of a 360-day year consisting of twelve 30-day months; provided however that Dividends payable on the Series F Shares for the initial Dividend Period and any period shorter than a full Dividend Period will be computed on the basis of a 360-day year consisting of twelve 30-day months and the actual number of days elapsed in the period. “Liquidation Preference” means $2,500.00 per share of the Series F Shares. “Business Day” means any weekday that is not a legal holiday in New York, New York and is not a day on which banking institutions in New York, New York or Los Angeles, California are closed.
(b)    Dividends will be payable to Holders as of the applicable record date, which record date shall be fixed by the Board and shall be a date not exceeding 60 days before the applicable payment date. Dividends not declared with respect to a specific Dividend Payment Date shall be payable to the Holders as of the record date fixed with respect to such dividends when so declared.
(c)    So long as any Series F Shares shall be outstanding, no dividend (other than dividends or distributions paid in shares of, or options, warrants or rights to subscribe for or purchase shares of, the common stock of the Corporation (the “Common Stock”) or any other stock of the Corporation ranking, as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the Corporation, junior to the Series F Shares), whether in cash or property, may be paid or declared or set apart, nor may any distribution be made on the Common Stock or such other stock, nor may any shares of Common Stock or such other stock be purchased, redeemed or otherwise acquired for value by the Corporation, unless all dividends on the Series F Shares for the then-current quarterly Dividend Period and all past quarterly Dividend Periods shall have been declared and paid or set apart.
(d)    The Board may, in its discretion, choose to pay dividends on the Series F Shares without the payment of any dividends on the Common Stock (or any other stock of the Corporation ranking, as to the payment of dividends, junior to the Series F Shares).
(e)    No full dividends shall be declared or paid or set apart for payment on any stock of the Corporation ranking, as to the payment of dividends, equally with the Series F Shares for any period unless full dividends have been declared and paid or set apart for payment on the Series F Shares for the then-current quarterly Dividend Period and all past quarterly Dividend Periods. When dividends are not paid in full upon the Series F Shares and all other classes or series of stock of the Corporation, if any, ranking, as to the payment of dividends, equally with the Series F Shares, all dividends declared upon the Series F Shares and all such other stock of the Corporation will be declared pro rata so that the amount of dividends declared for the Series F Shares and all such other stock will in all cases bear to each other the same ratio that accrued dividends for the Series F Shares and for all such other stock bear to each other (but without, in the case of non-cumulative shares of such other stock, accumulation of unpaid dividends for prior Dividend Periods).
(f)    No dividends may be declared or paid or set apart for payment on any Series F Shares if at the same time any arrears exist or default exists in the payment of dividends on any outstanding class or series of stock of the Corporation ranking, as to the payment of dividends, senior to the Series F Shares.
(g)    The Holders will not be entitled to any dividends, whether payable in cash or property, other than as herein provided and will not be entitled to interest or dividends, or any sum in lieu thereof, on or in respect of any dividend payment or other payment on the Series F Shares which may be in arrears.
2.    Liquidation Rights
(a)    Upon any voluntary or involuntary dissolution, liquidation or winding up of the Corporation, after payment or provision for the liabilities of the Corporation and the expenses of such dissolution, liquidation or winding up, the Holders of outstanding Series F Shares will be entitled to receive out of the assets of the Corporation or proceeds thereof available for distribution to shareholders, before any payment or distribution of assets is made to holders of the Common Stock (or any other stock of the Corporation ranking, as to the distribution of assets upon dissolution, liquidation or winding up of the Corporation, junior to the Series F Shares), the Liquidation Preference per Share plus an amount equal to the accrued and unpaid dividend (whether or not declared) for the then-current quarterly Dividend Period accrued to but excluding the date of such liquidation payment, plus unpaid dividends on the Series F Shares for all past quarterly Dividend Periods, if any.

(b)    If the assets of the Corporation available for distribution in such event are insufficient to pay in full the aggregate amount payable to Holders of Series F Shares and holders of all other classes or series of stock of the Corporation, if any, ranking, as to the distribution of assets upon dissolution, liquidation or winding up of the Corporation, equally with the Series F Shares, the assets will be distributed to the Holders of Series F Shares and holders of all such other stock pro rata, based on the full respective preferential amounts to which they are entitled (but without, in the case of any non-cumulative shares, accumulation of unpaid dividends for prior dividend periods).

(c)    Notwithstanding the foregoing, Holders of Series F Shares will not be entitled to be paid any amount in respect of a dissolution, liquidation or winding up of the Corporation until holders of any classes or series of stock of the Corporation ranking, as to the distribution of assets upon dissolution, liquidation or winding up of the Corporation, senior to the Series F Shares have been paid all amounts to which such classes or series are entitled.

(d)    Neither the sale, lease nor exchange (for cash, shares of stock, securities or other consideration) of all or substantially all of the property and assets of the Corporation, nor the merger, consolidation or combination of the Corporation into or with any other corporation or the merger, consolidation or combination of any other corporation or entity into or with the Corporation, shall be deemed to be a dissolution, liquidation or winding up, voluntary or involuntary, for the purposes of this Section 2.

(e)    After payment to the Holders of Series F Shares of the full amount of the distribution of assets upon dissolution, liquidation or winding up of the Corporation to which they are entitled pursuant to this Section 2, such Holders will not be entitled to any further participation in any distribution of assets by the Corporation.
3.    Voting Rights
The Series F Shares shall have no voting rights except as set forth in this Section 3 or as otherwise provided by California law:
(a)    So long as any Series F Shares are outstanding, the consent of the Holders of at least a majority of the Series F Shares at the time outstanding, voting as a single class, or voting as a single class together with the holders of any other series of Preference Stock (i) upon which like voting or consent rights have been conferred and (ii) which are similarly affected by the matter to be voted upon, given in person or by proxy, either in writing or by vote at any meeting called for the purpose, shall be necessary for effecting or validating any one or more of the following:
(i)    any amendment of the Corporation’s Restated Articles of Incorporation which would adversely affect the rights, preferences, privileges or restrictions of the Series F Shares; or
(ii)    the authorization or creation, or the increase in the authorized amount, of any stock of any class or any security convertible into stock of any class, ranking senior to the Series F Shares.
provided, however, that no such consent of the Holders of Series F Shares shall be required if, at or prior to the time when such amendment is to take effect or when the authorization, creation or increase in the authorized amount of any such senior stock or convertible security is to be made, as the case may be, provision is to be made for the redemption of all Series F Shares at the time outstanding.
(b)    On matters requiring their consent, the Holders will be entitled to one vote per Share.

4.    Redemption
(a)    The Series F Shares shall be redeemable (i) at the option of the Corporation at any time or from time to time on or after June 15, 2017 (an “Optional Redemption”) and (ii) at the option of the Corporation exercisable prior to June 15, 2017, if the Holder of all the Series F Shares is SCE Trust I or another Delaware statutory trust in which the Corporation owns all of the securities thereof designated as common securities, at any time within 90 days after an Investment Company Event or a Tax Event (each, a “Special Event Redemption”). Subject to the notice provisions set forth in Section 4(b) below and subject to any further limitations which may be imposed by law, the Corporation (y) may redeem the Series F Shares, in whole or in part, in the event of an Optional Redemption and (z) may redeem the Series F Shares in whole but not in part upon occurrence of a Special Event Redemption, in each case out of funds legally available therefor, at a redemption price equal to the Liquidation Preference per Share plus an amount equal to the amount of the accrued and unpaid dividend (whether or not declared) for the then-current quarterly Dividend Period to but excluding the redemption date, plus unpaid dividends on the Series F Shares for all past quarterly Dividend Periods, if any. If less than all of the outstanding Series F Shares are to be redeemed in an Optional Redemption, the Corporation will select the Series F Shares to be redeemed from the outstanding Series F Shares not previously called for redemption by lot or pro rata.

(b)    In the event the Corporation shall redeem any or all of the Series F Shares as aforesaid, the Corporation will give notice of any such redemption to Holders neither more than 60 nor less than 30 days prior to the date fixed by the Board for such redemption. Failure to give notice to any Holder shall not affect the validity of the proceedings for the redemption of Series F Shares of any other Holder being redeemed.

(c)    Notice having been given as herein provided, from and after the redemption date, dividends on the Series F Shares called for redemption shall cease to accrue and such Series F Shares called for redemption will no longer be deemed outstanding, and all rights of the Holders thereof will cease.

(d)    The Series F Shares will not be subject to any mandatory redemption, sinking fund or other similar provisions. In addition, Holders will have no right to require redemption of any Series F Shares.

(e)    Any Series F Shares which are converted, redeemed or retired shall thereafter have the status of authorized but unissued shares of Preference Stock of the Corporation undesignated as to series, and may thereafter be reissued by the Board in the same manner as any other authorized and unissued shares of Preference Stock.

(f)    If the Corporation shall deposit on or prior to any date fixed for redemption of the Series F Shares, with any bank or trust company having a capital, surplus and undivided profits aggregating at least five million dollars ($5,000,000), as a trust fund, funds sufficient to redeem the Series F Shares called for redemption, with irrevocable instructions and authority to such bank or trust company to pay on and after the date fixed for redemption or such earlier date as the Board may determine, to the respective Holders of such Series F Shares, the redemption price thereof, then from and after the date of such deposit (although prior to the date fixed for redemption) such Series F Shares so called shall be deemed to be redeemed and dividends thereon shall cease to accrue from and after said date fixed for redemption and such deposit shall be deemed to constitute full payment of said Series F Shares to the Holders thereof and thereafter said Series F Shares shall no longer be deemed to be outstanding, and the Holders thereof shall cease to be shareholders with respect to such Series F Shares, and shall have no rights with respect thereto except only the right to receive from said bank or trust company payment of the redemption price of such Series F Shares without interest.

(g)    Any moneys deposited by the Corporation pursuant to Section 4(f) which shall not be required for the redemption because of the exercise of any such right of conversion or exchange subsequent to the date of the deposit shall be repaid to the Corporation forthwith.

(h)    For purposes of this Certificate of Determination of Preferences, “Investment Company Event” and “Tax Event” shall have the meanings ascribed to such terms in the Declaration of Trust of SCE Trust I, a Delaware statutory trust (the “Trust”), to be dated as of May 17, 2012, by and among Southern California Edison Company, as Sponsor, the Trustees identified therein and the holders, from time to time, of undivided beneficial interests in the assets of the Trust, as may be amended from time to time, a copy of which is available without charge upon request by writing or calling the Corporate Governance Department at the Corporation’s principal place of business.

5.    Rank

The Series F Shares shall rank, with respect to payment of dividends and distribution of assets upon liquidation, dissolution or winding up of the Corporation:

(a)    junior to the Cumulative Preferred Stock and the $100 Cumulative Preferred Stock, and any other equity securities that the Corporation may later authorize or issue, the terms of which provide that such securities will rank senior to the Series F Shares with respect to payment of dividends and distribution of assets upon liquidation, dissolution or winding up of the Corporation;

(b)    equally with any other shares of Preference Stock and any other equity securities that the Corporation may later authorize or issue, the terms of which provide that such shares or other securities will rank equally with the Series F Shares with respect to payment of dividends and distribution of assets upon liquidation, dissolution or winding up of the Corporation; and

(c)    senior to the Common Stock, and any other equity securities that the Corporation may later authorize or issue, the terms of which provide that such securities will rank junior to the Series F Shares with respect to payment of dividends and distribution of assets upon liquidation, dissolution or winding up of the Corporation.

IN WITNESS WHEREOF, the undersigned have executed this Certificate in Rosemead, California on May 11, 2012.

/s/ Robert C. Boada
Robert C. Boada
Vice President

/s/ George T. Tabata
George T. Tabata
Assistant Treasurer

Each of the undersigned declares under penalty of perjury that the matters contained in the foregoing certificate are true of their own knowledge. Executed in Rosemead, California on May 11, 2012.

/s/ Robert C. Boada
Robert C. Boada

/s/ George T. Tabata
George T. Tabata

CERTIFICATE OF DETERMINATION OF PREFERENCES OF THE
SERIES G PREFERENCE STOCK

SOUTHERN CALIFORNIA EDISON COMPANY

We, the undersigned, being the Vice President and the Assistant Treasurer, respectively, of Southern California Edison Company (the “Corporation”), a corporation organized and existing under and by virtue of the provisions of the laws of the State of California, DO HEREBY CERTIFY:

FIRST: The Restated Articles of Incorporation, as amended (the “Articles”), authorize the issuance of 50,000,000 shares of Preference Stock which may be issued from time to time in one or more series, and authorize the Board of Directors of the Corporation to (i) fix the number of shares of any series of Preference Stock and to determine the designation of any such series, (ii) to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preference Stock, including but not limited to rights, preferences, privileges and restrictions regarding dividends (including provisions specifying dividends at a floating or variable rate or dividends to be determined by reference to an index, formula, auction, bid or other objectively ascertainable criterion), liquidation, conversion, redemption and voting (including provisions specifying no general voting rights or voting rights of more than one vote per share), and, (iii) within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series.

SECOND: Acting pursuant to the authority delegated by the Board of Directors of the Corporation, the Pricing Committee of the Board of Directors did duly adopt on January 23, 2013, the following resolutions authorizing and providing for the creation of a series of said shares of Preference Stock to be known as Series G Preference Stock, consisting of 160,004 shares, none of the shares of such series having been issued:

“NOW, THEREFORE, BE IT RESOLVED, that 160,004 shares of the presently authorized but unissued Preference Stock, no par value, be and hereby determined to be and shall be of a series of said Preference Stock hereby designated as the “Series G Preference Stock” (the “Series G Shares”); and

BE IT FURTHER RESOLVED, that the rights, preferences, privileges and restrictions of Series G Shares of such series be and the same are hereby fixed, respectively, as follows:

1.    Dividends

(a)    The holders of record of the Series G Shares (each individually a “Holder,” or collectively the “Holders”) will be entitled to receive, when, as and if declared by the Board of Directors of the Corporation or duly authorized committee thereof (the “Board”), in its sole discretion out of funds legally available therefor, cumulative quarterly cash dividends which will accrue from and including January 29, 2013, and, if declared, will be payable on March 15, June 15, September 15 and December 15 of each year (each, a “Dividend Payment Date”), commencing June 15, 2013, at the annual rate of 5.10% of the Liquidation Preference. Such dividends shall be cumulative from the date of issue whether or not earned or declared, and no interest, dividends or sum in lieu thereof shall be payable in respect of the amount of any dividend on the Series G Shares not paid on a Dividend Payment Date and accrued. If a Dividend Payment Date is not a Business Day (as defined below), the related dividend (if declared) will be paid on the next succeeding Business Day with the same force and effect as though paid on the Dividend Payment Date, without any increase to account for the period from such Dividend Payment Date through the date of actual payment. Dividends payable on the Series G Shares for any period from but including a Dividend Payment Date to but excluding the next succeeding Dividend Payment Date (a “Dividend Period”) will be computed on the basis of a 360-day year consisting of twelve 30-day months; provided however that Dividends payable on the Series G Shares for the initial Dividend Period and any period shorter than a full Dividend Period will be computed on the basis of a 360-day year consisting of twelve 30-day months and the actual number of days elapsed in the period using 30-day months. “Liquidation Preference” means $2,500.00 per share of the Series G Shares. “Business Day” means any weekday that is not a legal holiday in New York, New York and is not a day on which banking institutions in New York, New York or Los Angeles, California are closed.

(b)    Dividends will be payable to Holders as of the applicable record date, which record date shall be fixed by the Board and shall be a date not exceeding 60 days before the applicable payment date. Dividends not declared with respect to a specific Dividend Payment Date shall be payable to the Holders as of the record date fixed with respect to such dividends when so declared.

(c)    So long as any Series G Shares shall be outstanding, no dividend (other than dividends or distributions paid in shares of, or options, warrants or rights to subscribe for or purchase shares of, the common stock of the Corporation (the “Common Stock”) or any other stock of the Corporation ranking, as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the Corporation, junior to the Series G Shares), whether in cash or property, may be paid or declared or set apart, nor may any distribution be made on the Common Stock or such other stock, nor may any shares of Common Stock or such other stock be purchased, redeemed or otherwise acquired for value by the Corporation, unless all dividends on the Series G Shares for the then-current quarterly Dividend Period and all past quarterly Dividend Periods shall have been declared and paid or set apart.

(d)    The Board may, in its discretion, choose to pay dividends on the Series G Shares without the payment of any dividends on the Common Stock (or any other stock of the Corporation ranking, as to the payment of dividends, junior to the Series G Shares).

(e)    No full dividends shall be declared or paid or set apart for payment on any stock of the Corporation ranking, as to the payment of dividends, equally with the Series G Shares for any period unless full dividends have been declared and paid or set apart for payment on the Series G Shares for the then-current quarterly Dividend Period and all past quarterly Dividend Periods. When dividends are not paid in full upon the Series G Shares and all other classes or series of stock of the Corporation, if any, ranking, as to the payment of dividends, equally with the Series G Shares, all dividends declared upon the Series G Shares and all such other stock of the Corporation will be declared pro rata so that the amount of dividends declared for the Series G Shares and all such other stock will in all cases bear to each other the same ratio that accrued dividends for the Series G Shares and for all such other stock bear to each other (but without, in the case of non-cumulative shares of such other stock, accumulation of unpaid dividends for prior Dividend Periods).

(f)    No dividends may be declared or paid or set apart for payment on any Series G Shares if at the same time any arrears exist or default exists in the payment of dividends on any outstanding class or series of stock of the Corporation ranking, as to the payment of dividends, senior to the Series G Shares.

(g)    The Holders will not be entitled to any dividends, whether payable in cash or property, other than as herein provided and will not be entitled to interest or dividends, or any sum in lieu thereof, on or in respect of any dividend payment or other payment on the Series G Shares which may be in arrears.

2.    Liquidation Rights

(a)    Upon any voluntary or involuntary dissolution, liquidation or winding up of the Corporation, after payment or provision for the liabilities of the Corporation and the expenses of such dissolution, liquidation or winding up, the Holders of outstanding Series G Shares will be entitled to receive out of the assets of the Corporation or proceeds thereof available for distribution to shareholders, before any payment or distribution of assets is made to holders of the Common Stock (or any other stock of the Corporation ranking, as to the distribution of assets upon dissolution, liquidation or winding up of the Corporation, junior to the Series G Shares), the Liquidation Preference per Share plus an amount equal to the accrued and unpaid dividend (whether or not declared) for the then-current quarterly Dividend Period accrued to but excluding the date of such liquidation payment, plus unpaid dividends on the Series G Shares for all past quarterly Dividend Periods, if any.

(b)    If the assets of the Corporation available for distribution in such event are insufficient to pay in full the aggregate amount payable to Holders of Series G

Shares and holders of all other classes or series of stock of the Corporation, if any, ranking, as to the distribution of assets upon dissolution, liquidation or winding up of the Corporation, equally with the Series G Shares, the assets will be distributed to the Holders of Series G Shares and holders of all such other stock pro rata, based on the full respective preferential amounts to which they are entitled (but without, in the case of any non-cumulative shares, accumulation of unpaid dividends for prior dividend periods).

(c)    Notwithstanding the foregoing, Holders of Series G Shares will not be entitled to be paid any amount in respect of a dissolution, liquidation or winding up of the Corporation until holders of any classes or series of stock of the Corporation ranking, as to the distribution of assets upon dissolution, liquidation or winding up of the Corporation, senior to the Series G Shares have been paid all amounts to which such classes or series are entitled.

(d)    Neither the sale, lease nor exchange (for cash, shares of stock, securities or other consideration) of all or substantially all of the property and assets of the Corporation, nor the merger, consolidation or combination of the Corporation into or with any other corporation or the merger, consolidation or combination of any other corporation or entity into or with the Corporation, shall be deemed to be a dissolution, liquidation or winding up, voluntary or involuntary, for the purposes of this Section 2.

(e)    After payment to the Holders of Series G Shares of the full amount of the distribution of assets upon dissolution, liquidation or winding up of the Corporation to which they are entitled pursuant to this Section 2, such Holders will not be entitled to any further participation in any distribution of assets by the Corporation.

3.    Voting Rights

The Series G Shares shall have no voting rights except as set forth in this Section 3 or as otherwise provided by California law:

(a)    So long as any Series G Shares are outstanding, the consent of the Holders of at least a majority of the Series G Shares at the time outstanding, voting as a single class, or voting as a single class together with the holders of any other series of Preference Stock (i) upon which like voting or consent rights have been conferred and (ii) which are similarly affected by the matter to be voted upon, given in person or by proxy, either in writing or by vote at any meeting called for the purpose, shall be necessary for effecting or validating any one or more of the following:

(i)    any amendment of the Corporation’s Restated Articles of Incorporation which would adversely affect the rights, preferences, privileges or restrictions of the Series G Shares; or

(ii)    the authorization or creation, or the increase in the authorized amount, of any stock of any class or any security convertible into stock of any class, ranking senior to the Series G Shares.

provided, however, that no such consent of the Holders of Series G Shares shall be required if, at or prior to the time when such amendment is to take effect or when the authorization, creation or increase in the authorized amount of any such senior stock or convertible security is to be made, as the case may be, provision is to be made for the redemption of all Series G Shares at the time outstanding.

(b)    On matters requiring their consent, the Holders will be entitled to one vote per Share.

4.    Redemption

(a)    The Series G Shares shall be redeemable (i) at the option of the Corporation at any time or from time to time on or after March 15, 2018 (an “Optional Redemption”) and (ii) at the option of the Corporation exercisable prior to March 15, 2018, if the Holder of all the Series G Shares is SCE Trust II or another Delaware statutory trust in which the Corporation owns all of the securities thereof designated as common securities, at any time within 90 days after an Investment Company Event or a Tax Event (each, a “Special Event Redemption”). Subject to the notice provisions set forth in Section 4(b) below and subject to any further limitations which may be imposed by law, the Corporation (y) may redeem the Series G Shares, in whole or in part, in the event of an Optional Redemption and (z) may redeem the Series G Shares in whole but not in part upon occurrence of a Special Event Redemption, in each case out of funds legally available therefor, at a redemption price equal to the Liquidation Preference per Share plus an amount equal to the amount of the accrued and unpaid dividend (whether or not declared) for the then-current quarterly Dividend Period to but excluding the redemption date, plus unpaid dividends on the Series G Shares for all past quarterly Dividend Periods, if any. If less than all of the outstanding Series G Shares are to be redeemed in an Optional Redemption, the Corporation will select the Series G Shares to be redeemed from the outstanding Series G Shares not previously called for redemption by lot or pro rata.

(b)    In the event the Corporation shall redeem any or all of the Series G Shares as aforesaid, the Corporation will give notice of any such redemption to Holders neither more than 60 nor less than 30 days prior to the date fixed by the Board for such redemption. Failure to give notice to any Holder shall not affect the validity of the proceedings for the redemption of Series G Shares of any other Holder being redeemed.

(c)    Notice having been given as herein provided, from and after the redemption date, dividends on the Series G Shares called for redemption shall cease to accrue and such Series G Shares called for redemption will no longer be deemed outstanding, and all rights of the Holders thereof will cease.

(d)    The Series G Shares will not be subject to any mandatory redemption, sinking fund or other similar provisions. In addition, Holders will have no right to require redemption of any Series G Shares.

(e)    Any Series G Shares which are converted, redeemed or retired shall thereafter have the status of authorized but unissued shares of Preference Stock of the Corporation undesignated as to series, and may thereafter be reissued by the Board in the same manner as any other authorized and unissued shares of Preference Stock.

(f)    If the Corporation shall deposit on or prior to any date fixed for redemption of the Series G Shares, with any bank or trust company having a capital, surplus and undivided profits aggregating at least five million dollars ($5,000,000), as a trust fund, funds sufficient to redeem the Series G Shares called for redemption, with irrevocable instructions and authority to such bank or trust company to pay on and after the date fixed for redemption or such earlier date as the Board may determine, to the respective Holders of such Series G Shares, the redemption price thereof, then from and after the date of such deposit (although prior to the date fixed for redemption) such Series G Shares so called shall be deemed to be redeemed and dividends thereon shall cease to accrue from and after said date fixed for redemption and such deposit shall be deemed to constitute full payment of said Series G Shares to the Holders thereof and thereafter said Series G Shares shall no longer be deemed to be outstanding, and the Holders thereof shall cease to be shareholders with respect to such Series G Shares, and shall have no rights with respect thereto except only the right to receive from said bank or trust company payment of the redemption price of such Series G Shares without interest.

(g)    Any moneys deposited by the Corporation pursuant to Section 4(f) which shall not be required for the redemption because of the exercise of any such right of conversion or exchange subsequent to the date of the deposit shall be repaid to the Corporation forthwith.

(h)    For purposes of this Certificate of Determination of Preferences, “Investment Company Event” and “Tax Event” shall have the meanings ascribed to such terms in the Declaration of Trust of SCE Trust II, a Delaware statutory trust (the “Trust”), to be dated as of January 29, 2013, by and among Southern California Edison Company, as Sponsor, the Trustees identified therein and the holders, from time to time, of undivided beneficial interests in the assets of the Trust, as may be amended from time to time, a copy of which is available without charge upon request by writing or calling the Corporate Governance Department at the Corporation’s principal place of business.

5.    Rank

The Series G Shares shall rank, with respect to payment of dividends and distribution of assets upon liquidation, dissolution or winding up of the Corporation:

(a)    junior to the Cumulative Preferred Stock and the $100 Cumulative Preferred Stock, and any other equity securities that the Corporation may later authorize or issue, the terms of which provide that such securities will rank senior to the Series G Shares with respect to payment of dividends and distribution of assets upon liquidation, dissolution or winding up of the Corporation;

(b)    equally with any other shares of Preference Stock and any other equity securities that the Corporation may later authorize or issue, the terms of which provide that such shares or other securities will rank equally with the Series G Shares with respect to payment of dividends and distribution of assets upon liquidation, dissolution or winding up of the Corporation; and

(c)    senior to the Common Stock, and any other equity securities that the Corporation may later authorize or issue, the terms of which provide that such securities will rank junior to the Series G Shares with respect to payment of dividends and distribution of assets upon liquidation, dissolution or winding up of the Corporation.

IN WITNESS WHEREOF, the undersigned have executed this Certificate in Rosemead, California on January 24, 2013.

/s/ Robert C. Boada
_________________________
Robert C. Boada
Vice President

/s/ George T. Tabata
__________________________
George T. Tabata
Assistant Treasurer

Each of the undersigned declares under penalty of perjury that the matters contained in the foregoing certificate are true of their own knowledge. Executed in Rosemead, California on January 24, 2013.

/s/ Robert C. Boada
___________________________
Robert C. Boada

/s/ George T. Tabata
____________________________
George T. Tabata

CERTIFICATE OF DETERMINATION OF PREFERENCES OF THE
SERIES H PREFERENCE STOCK

SOUTHERN CALIFORNIA EDISON COMPANY

We, the undersigned, being the Vice President and the Assistant Treasurer, respectively, of Southern California Edison Company (the “Corporation”), a corporation organized and existing under and by virtue of the provisions of the laws of the State of California, DO HEREBY CERTIFY:

FIRST: The Restated Articles of Incorporation, as amended (the “Articles”), authorize the issuance of 50,000,000 shares of Preference Stock which may be issued from time to time in one or more series, and authorize the Board of Directors of the Corporation to (i) fix the number of shares of any series of Preference Stock and to determine the designation of any such series, (ii) to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preference Stock, including but not limited to rights, preferences, privileges and restrictions regarding dividends (including provisions specifying dividends at a floating or variable rate or dividends to be determined by reference to an index, formula, auction, bid or other objectively ascertainable criterion), liquidation, conversion, redemption and voting (including provisions specifying no general voting rights or voting rights of more than one vote per share), and, (iii) within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series.

SECOND: Acting pursuant to the authority delegated by the Board of Directors of the Corporation, the Pricing Committee of the Board of Directors did duly adopt on February 27, 2014, the following resolutions authorizing and providing for the creation of a series of said shares of Preference Stock to be known as Series H Preference Stock, consisting of 110,004 shares, none of the shares of such series having been issued:

“NOW, THEREFORE, BE IT RESOLVED, that 110,004 shares of the presently authorized but unissued Preference Stock, no par value, be and hereby determined to be and shall be of a series of said Preference Stock hereby designated as the “Series H Preference Stock” (the “Series H Shares”); and

BE IT FURTHER RESOLVED, that the rights, preferences, privileges and restrictions of Series H Shares of such series be and the same are hereby fixed, respectively, as follows:

1.    Dividends

(a)    The holders of record of the Series H Shares (each individually a “Holder,” or collectively the “Holders”) will be entitled to receive, when, as and if declared by the Board of Directors of the Corporation or duly authorized committee thereof (the “Board”), in its sole discretion out of funds legally available therefor, cumulative quarterly cash dividends at an annual rate equal to (1) 5.75% of the Liquidation Preference for each Dividend Period (as defined below) from, and including, the issue date of the Series H Shares to, but excluding, March 15, 2024 (the “Fixed Rate Period”), and (2) the three- month LIBOR rate plus 2.99% of the Liquidation Preference, for each Dividend Period from, and including, March 15, 2024 through, but excluding, the redemption date of the Series H Shares, if any (the “Floating Rate Period”). When, as and if declared by the Board, we will pay dividends on the Series H Shares quarterly, in arrears, on March 15, June 15, September 15 and December 15 of each year (each, a “Dividend Payment Date”), commencing June 15, 2014. Such dividends shall be cumulative from the date of issue whether or not earned or declared, and no interest, dividends or sum in lieu thereof shall be payable in respect of the amount of any dividend on the Series H Shares not paid on a Dividend Payment Date and accrued. If a Dividend Payment Date during the Fixed Rate Period is not a Business Day (as defined below), the related dividend (if declared) will be paid on the next succeeding Business Day with the same force and effect as though paid on the Dividend Payment Date, without any increase to account for the period from such Dividend Payment Date through the date of actual payment. If any Dividend Payment Date during the Floating Rate Period is not a Business Day, the related dividend (if declared) will be payable on the next succeeding Business Day, with the same force and effect as though paid on the Dividend Payment Date, without any increase to account for the period from such Dividend Payment Date through the date of actual payment, unless that day falls in the next calendar month, in which case the Dividend Payment Date will be the immediately preceding Business Day. Dividends payable on the Series H Shares for any period from but including a Dividend Payment Date to but excluding the next succeeding Dividend Payment Date (a “Dividend Period”) during the Fixed Rate Period will be computed on the basis of a 360-day year consisting of twelve 30-day months; provided however that Dividends payable on the Series H Shares for the initial Dividend Period and any period shorter than a full Dividend Period will be computed on the basis of a 360-day year consisting of twelve 30-day months and the actual number of days elapsed in the period using 30-day months. Dividends payable on the Series H Shares for any Dividend Period during the Floating Rate Period will be computed based on the actual number of days in a Dividend Period and a 360-day year. “Liquidation Preference” means $2,500.00 per share of the Series H Shares. “Business Day” means any weekday that is not a legal holiday in New York, New York and is not a day on which banking institutions in New York, New York or Los Angeles, California are closed.

(i)    The dividend rate for each Dividend Period in the Floating Rate Period will be determined by the Calculation Agent (as defined below) using three-month LIBOR as in effect on the second London Business Day (as defined below) prior to the beginning of the applicable

Dividend Period, which date is the “Dividend Determination Date” for the Dividend Period. The Calculation Agent then will add 2.99% to three-month LIBOR as determined on the Dividend Determination Date. Absent manifest error, the Calculation Agent’s determination of the dividend rate for a Dividend Period in the Floating Rate Period for the Series H Shares will be binding and conclusive.

(ii)    The term “three-month LIBOR” means (a) the offered quotation to leading banks in the London interbank market for three- month dollar deposits as defined by the British Bankers’ Association (or its successor in such capacity, such as NYSE Euronext Rate Administration Ltd.) and calculated by their appointed calculation agent and published, as such rate appears: (i) on the Reuters Monitor Money Rates Service Page LIBOR01 (or a successor page on such service) or (ii) if such rate is not available, on such other information system that provides such information, in each case as of 11:00 a.m. (London time) on the Dividend Determination Date, (b) if no such rate is so published, then the rate for the Dividend Determination Date shall be the arithmetic mean (rounded to five decimal places, with 0.000005 being rounded upwards) of the rates for three-month dollar deposits quoted to the Calculation Agent as of 11:00 a.m. (London time) on the Dividend Determination Date; it being understood that at least two such quotes must have been so provided to the Calculation Agent, or (c) if LIBOR cannot be determined on the Dividend Determination Date using the foregoing methods, then the LIBOR for the relevant dividend period shall be the LIBOR as determined using the foregoing methods for the first day before the Dividend Determination Date on which LIBOR can be so determined. “Reuters Monitor Money Rates Service Page LIBOR01” means the display designated on page “LIBOR01” on Reuters (or such other page as may replace the LIBOR01 page on that service or any successor service for the purpose of displaying London interbank offered rates for U.S. dollar deposits of major banks). “London Business Day” means any day on which dealings in deposits in U.S. dollars are transacted in the London interbank market. “Calculation Agent” means Wells Fargo Bank, N.A., or another firm appointed by the Corporation, acting as Calculation Agent

(iii)    All percentages resulting from any of the above calculations will be rounded, if necessary, to the nearest one hundred- thousandth of a percentage point, with five one-millionths of a percentage point rounded upwards (e.g., 9.876545% (or .09876545) being rounded to 9.87655% (or .0987655)) and all dollar amounts used in or resulting from such calculations will be rounded to the nearest cent (with one-half cent being rounded upwards).

(b)    Dividends will be payable to Holders as of the applicable record date, which record date shall be fixed by the Board and shall be a date not exceeding 60 days before the applicable payment date. Dividends not declared with respect to a specific
Dividend Payment Date shall be payable to the Holders as of the record date fixed with respect to such dividends when so declared.

(c)    So long as any Series H Shares shall be outstanding, no dividend (other than dividends or distributions paid in shares of, or options, warrants or rights to subscribe for or purchase shares of, the common stock of the Corporation (the “Common Stock”) or any other stock of the Corporation ranking, as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the Corporation, junior to the Series H Shares), whether in cash or property, may be paid or declared or set apart, nor may any distribution be made on the Common Stock or such other stock, nor may any shares of Common Stock or such other stock be purchased, redeemed or otherwise acquired for value by the Corporation, unless all dividends on the Series H Shares for the then-current quarterly Dividend Period and all past quarterly Dividend Periods shall have been declared and paid or set apart.

(d)    The Board may, in its discretion, choose to pay dividends on the Series H Shares without the payment of any dividends on the Common Stock (or any other stock of the Corporation ranking, as to the payment of dividends, junior to the Series H Shares).

(e)    No full dividends shall be declared or paid or set apart for payment on any stock of the Corporation ranking, as to the payment of dividends, equally with the Series H Shares for any period unless full dividends have been declared and paid or set apart for payment on the Series H Shares for the then-current quarterly Dividend Period and all past quarterly Dividend Periods. When dividends are not paid in full upon the Series H Shares and all other classes or series of stock of the Corporation, if any, ranking, as to the payment of dividends, equally with the Series H Shares, all dividends declared upon the Series H Shares and all such other stock of the Corporation will be declared pro rata so that the amount of dividends declared for the Series H Shares and all such other stock will in all cases bear to each other the same ratio that accrued dividends for the Series H Shares and for all such other stock bear to each other (but without, in the case of non-cumulative shares of such other stock, accumulation of unpaid dividends for prior Dividend Periods).

(f)    No dividends may be declared or paid or set apart for payment on any Series H Shares if at the same time any arrears exist or default exists in the payment of dividends on any outstanding class or series of stock of the Corporation ranking, as to the payment of dividends, senior to the Series H Shares.

(g)    The Holders will not be entitled to any dividends, whether payable in cash or property, other than as herein provided and will not be entitled to interest or dividends, or any sum in lieu thereof, on or in respect of any dividend payment or other payment on the Series H Shares which may be in arrears.

2.    Liquidation Rights

(a)    Upon any voluntary or involuntary dissolution, liquidation or winding up of the Corporation, after payment or provision for the liabilities of the Corporation and the expenses of such dissolution, liquidation or winding up, the Holders of outstanding Series H Shares will be entitled to receive out of the assets of the Corporation or proceeds thereof available for distribution to shareholders, before any payment or distribution of assets is made to holders of the Common Stock (or any other stock of the Corporation ranking, as to the distribution of assets upon dissolution, liquidation or winding up of the Corporation, junior to the Series H Shares), the Liquidation Preference per Share plus an amount equal to the accrued and unpaid dividend (whether or not declared) for the then-current quarterly Dividend Period accrued to but excluding the date of such liquidation payment, plus unpaid dividends on the Series H Shares for all past quarterly Dividend Periods, if any.

(b)    If the assets of the Corporation available for distribution in such event are insufficient to pay in full the aggregate amount payable to Holders of Series H Shares and holders of all other classes or series of stock of the Corporation, if any, ranking, as to the distribution of assets upon dissolution, liquidation or winding up of the Corporation, equally with the Series H Shares, the assets will be distributed to the Holders of Series H Shares and holders of all such other stock pro rata, based on the full respective preferential amounts to which they are entitled (but without, in the case of any non-cumulative shares, accumulation of unpaid dividends for prior dividend periods).

(c)    Notwithstanding the foregoing, Holders of Series H Shares will not be entitled to be paid any amount in respect of a dissolution, liquidation or winding up of the Corporation until holders of any classes or series of stock of the Corporation ranking, as to the distribution of assets upon dissolution, liquidation or winding up of the Corporation, senior to the Series H Shares have been paid all amounts to which such classes or series are entitled.

(d)    Neither the sale, lease nor exchange (for cash, shares of stock, securities or other consideration) of all or substantially all of the property and assets of the Corporation, nor the merger, consolidation or combination of the Corporation into or with any other corporation or the merger, consolidation or combination of any other corporation or entity into or with the Corporation, shall be deemed to be a dissolution, liquidation or winding up, voluntary or involuntary, for the purposes of this Section 2.

(e)    After payment to the Holders of Series H Shares of the full amount of the distribution of assets upon dissolution, liquidation or winding up of the Corporation to which they are entitled pursuant to this Section 2, such Holders will not be entitled to any further participation in any distribution of assets by the Corporation.

3.    Voting Rights

The Series H Shares shall have no voting rights except as set forth in this Section 3 or as otherwise provided by California law:

(a)    So long as any Series H Shares are outstanding, the consent of the Holders of at least a majority of the Series H Shares at the time outstanding, voting as a single class, or voting as a single class together with the holders of any other series of Preference Stock (i) upon which like voting or consent rights have been conferred and (ii) which are similarly affected by the matter to be voted upon, given in person or by proxy, either in writing or by vote at any meeting called for the purpose, shall be necessary for effecting or validating any one or more of the following:

(i)    any amendment of the Corporation’s Restated Articles of Incorporation which would adversely affect the rights, preferences, privileges or restrictions of the Series H Shares; or

(ii)    the authorization or creation, or the increase in the authorized amount, of any stock of any class or any security convertible into stock of any class, ranking senior to the Series H Shares.

provided, however, that no such consent of the Holders of Series H Shares shall be required if, at or prior to the time when such amendment is to take effect or when the authorization, creation or increase in the authorized amount of any such senior stock or convertible security is to be made, as the case may be, provision is to be made for the redemption of all Series H Shares at the time outstanding.

(b)    On matters requiring their consent, the Holders will be entitled to one vote per Share.

4.    Redemption

(a)    The Series H Shares shall be redeemable (i) at the option of the Corporation at any time or from time to time on or after March 15, 2024 (an “Optional Redemption”) and (ii) at the option of the Corporation exercisable prior to March 15, 2024, if the Holder of all the Series H Shares is SCE Trust III or another Delaware statutory trust in which the Corporation owns all of the securities thereof designated as common securities, at any time within 90 days after an Investment Company Event or a Tax Event (each, a “Special Event Redemption”). Subject to the notice provisions set forth in Section 4(b) below and subject to any further limitations which may be imposed by law, the Corporation (y) may redeem the Series H Shares, in whole or in part, in the event of an Optional Redemption and (z) may redeem the Series H Shares in whole but not in part upon occurrence of a Special Event Redemption, in each case out of funds legally available therefor, at a redemption price equal to the Liquidation Preference per Share plus an amount equal to the amount of the accrued and unpaid dividend (whether or not declared) for the then-current quarterly Dividend Period to but excluding the redemption date, plus unpaid dividends on the Series H Shares for all past quarterly Dividend Periods, if any. If less than all of the outstanding Series H Shares are to be redeemed in an Optional Redemption, the Corporation will select the Series H Shares to be redeemed from the outstanding Series H Shares not previously called for redemption by lot or pro rata.

(b)    In the event the Corporation shall redeem any or all of the Series H Shares as aforesaid, the Corporation will give notice of any such redemption to Holders neither more than 60 nor less than 30 days prior to the date fixed by the Board for such redemption. Failure to give notice to any Holder shall not affect the validity of the proceedings for the redemption of Series H Shares of any other Holder being redeemed.

(c)    Notice having been given as herein provided, from and after the redemption date, dividends on the Series H Shares called for redemption shall cease to accrue and such Series H Shares called for redemption will no longer be deemed outstanding, and all rights of the Holders thereof will cease.

(d)    The Series H Shares will not be subject to any mandatory redemption, sinking fund or other similar provisions. In addition, Holders will have no right to require redemption of any Series H Shares.

(e)    Any Series H Shares which are converted, redeemed or retired shall thereafter have the status of authorized but unissued shares of Preference Stock of the Corporation undesignated as to series, and may thereafter be reissued by the Board in the same manner as any other authorized and unissued shares of Preference Stock.

(f)    If the Corporation shall deposit on or prior to any date fixed for redemption of the Series H Shares, with any bank or trust company having a capital, surplus and undivided profits aggregating at least five million dollars ($5,000,000), as a trust fund, funds sufficient to redeem the Series H Shares called for redemption, with irrevocable instructions and authority to such bank or trust company to pay on and after the date fixed for redemption or such earlier date as the Board may determine, to the respective Holders of such Series H Shares, the redemption price thereof, then from and after the date of such deposit (although prior to the date fixed for redemption) such Series H Shares so called shall be deemed to be redeemed and dividends thereon shall cease to accrue from and after said date fixed for redemption and such deposit shall be deemed to constitute full payment of said Series H Shares to the Holders thereof and thereafter said Series H Shares shall no longer be deemed to be outstanding, and the Holders thereof shall cease to be shareholders with respect to such Series H Shares, and shall have no rights with respect thereto except only the right to receive from said bank or trust company payment of the redemption price of such Series H Shares without interest.

(g)    Any moneys deposited by the Corporation pursuant to Section 4(f) which shall not be required for the redemption because of the exercise of any such right of conversion or exchange subsequent to the date of the deposit shall be repaid to the Corporation forthwith.

(h)    For purposes of this Certificate of Determination of Preferences, “Investment Company Event” and “Tax Event” shall have the meanings ascribed to such terms in the Declaration of Trust of SCE Trust III, a Delaware statutory trust (the “Trust”), to be dated as of March 6, 2014, by and among Southern California Edison Company, as Sponsor, the Trustees identified therein and the holders, from time to time, of undivided beneficial interests in the assets of the Trust, as may be amended from time to time, a copy of which is available without charge upon request by writing or calling the Corporate Governance Department at the Corporation’s principal place of business.

5.    Rank

The Series H Shares shall rank, with respect to payment of dividends and distribution of assets upon liquidation, dissolution or winding up of the Corporation:

(a)    junior to the Cumulative Preferred Stock and the $100 Cumulative Preferred Stock, and any other equity securities that the Corporation may later authorize or issue, the terms of which provide that such securities will rank senior to the Series H Shares with respect to payment of dividends and distribution of assets upon liquidation, dissolution or winding up of the Corporation;

(b)    equally with any other shares of Preference Stock and any other equity securities that the Corporation may later authorize or issue, the terms of which provide that such shares or other securities will rank equally with the Series H Shares with respect to payment of dividends and distribution of assets upon liquidation, dissolution or winding up of the Corporation; and

(c)    senior to the Common Stock, and any other equity securities that the Corporation may later authorize or issue, the terms of which provide that such securities will rank junior to the Series H Shares with respect to payment of dividends and distribution of assets upon liquidation, dissolution or winding up of the Corporation.

IN WITNESS WHEREOF, the undersigned have executed this Certificate in Rosemead, California on February 27, 2014.

/s/ Robert C. Boada
__________________________
Robert C. Boada
Vice President

/s/ George T. Tabata
___________________________
George T. Tabata
Assistant Treasurer

Each of the undersigned declares under penalty of perjury that the matters contained in the foregoing certificate are true of their own knowledge. Executed in Rosemead, California on February 27, 2014.

/s/ Robert C. Boada
___________________________
Robert C. Boada
Vice President

/s/ George T. Tabata
___________________________
George T. Tabata
Assistant Treasurer

CERTIFICATE OF DETERMINATION OF PREFERENCES OF THE
SERIES J PREFERENCE STOCK

SOUTHERN CALIFORNIA EDISON COMPANY

We, the undersigned, being the Vice President and the Assistant Treasurer, respectively, of Southern California Edison Company (the “Corporation”), a corporation organized and existing under and by virtue of the provisions of the laws of the State of California, DO HEREBY CERTIFY:

FIRST: The Restated Articles of Incorporation, as amended (the “Articles”), authorize the issuance of 50,000,000 shares of Preference Stock which may be issued from time to time in one or more series, and authorize the Board of Directors of the Corporation to (i) fix the number of shares of any series of Preference Stock and to determine the designation of any such series, (ii) to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preference Stock, including but not limited to rights, preferences, privileges and restrictions regarding dividends (including provisions specifying dividends at a floating or variable rate or dividends to be determined by reference to an index, formula, auction, bid or other objectively ascertainable criterion), liquidation, conversion, redemption and voting (including provisions specifying no general voting rights or voting rights of more than one vote per share), and, (iii) within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series.

SECOND: Acting pursuant to the authority delegated by the Board of Directors of the Corporation, the Pricing Committee of the Board of Directors did duly adopt on August 17, 2015, the following resolutions authorizing and providing for the creation of a series of said shares of Preference Stock to be known as Series J Preference Stock, consisting of 130,004 shares, none of the shares of such series having been issued:

“NOW, THEREFORE, BE IT RESOLVED, that 130,004 shares of the presently authorized but unissued Preference Stock, no par value, be and hereby determined to be and shall be of a series of said Preference Stock hereby designated as the “Series J Preference Stock” (the “Series J Shares”); and

BE IT FURTHER RESOLVED, that the rights, preferences, privileges and restrictions of Series J Shares of such series be and the same are hereby fixed, respectively, as follows:

1.	Dividends

(a)    The holders of record of the Series J Shares (each individually a “Holder,” or collectively the “Holders”) will be entitled to receive, when, as and if declared by the Board of Directors of the Corporation or duly authorized committee thereof (the “Board”), in its sole discretion out of funds legally available therefor, cumulative quarterly cash dividends at an annual rate equal to (1) 5.375% of the Liquidation Preference for each Dividend Period (as defined below) from, and including, the issue date of the Series J Shares to, but excluding, September 15, 2025 (the “Fixed Rate Period”), and (2) the three-month LIBOR rate plus 3.132% of the Liquidation Preference, for each Dividend Period from, and including, September 15, 2025 through, but excluding, the redemption date of the Series J Shares, if any (the “Floating Rate Period”). When, as and if declared by the Board, we will pay dividends on the Series J Shares quarterly, in arrears, on March 15, June 15, September 15 and December 15 of each year (each, a “Dividend Payment Date”), commencing December 15, 2015. Such dividends shall be cumulative from the date of issue whether or not earned or declared, and no interest, dividends or sum in lieu thereof shall be payable in respect of the amount of any dividend on the Series J Shares not paid on a Dividend Payment Date and accrued. If a Dividend Payment Date during the Fixed Rate Period is not a Business Day (as defined below), the related dividend (if declared) will be paid on the next succeeding Business Day with the same force and effect as though paid on the Dividend Payment Date, without any increase to account for the period from such Dividend Payment Date through the date of actual payment. If any Dividend Payment Date during the Floating Rate Period is not a Business Day, the related dividend (if declared) will be payable on the next succeeding Business Day unless that day falls in the next calendar month, in which case the Dividend Payment Date will be the immediately preceding Business Day, and the related dividend will be calculated as set forth below using the actual number of days elapsed in the period. Dividends payable on the Series J Shares for any period from but including a Dividend Payment Date to but excluding the next succeeding Dividend Payment Date (a “Dividend Period”) during the Fixed Rate Period will be computed on the basis of a 360-day year consisting of twelve 30-day months; provided however that Dividends payable on the Series J Shares for the initial Dividend Period and any period shorter than a full Dividend Period will be computed on the basis of a 360-day year consisting of twelve 30-day months and the actual number of days elapsed in the period using 30-day months. Dividends payable on the Series J Shares for any Dividend Period during the Floating Rate Period will be computed based on the actual number of days in a Dividend Period and a 360-day year. “Liquidation Preference” means $2,500.00 per share of the Series J Shares. “Business Day” means any weekday that is not a legal holiday in New York, New York and is not a day on which banking institutions in New York, New York or Los Angeles, California are closed.
(i)    The dividend rate for each Dividend Period in the Floating Rate Period will be determined by the Calculation Agent (as defined below) using three-month LIBOR as in effect on the second London Business Day (as defined below) prior to the beginning of the applicable Dividend Period, which date is the “Dividend Determination Date” for the

Dividend Period. The Calculation Agent then will add 3.132% to three-month LIBOR as determined on the Dividend Determination Date. Absent manifest error, the Calculation Agent’s determination of the dividend rate for a Dividend Period in the Floating Rate Period for the Series J Shares will be binding and conclusive.
(ii)     The term “three-month LIBOR” means (a) the offered quotation to leading banks in the London interbank market for three-month dollar deposits as defined by the British Bankers’ Association (or its successor in such capacity, such as NYSE Euronext Rate Administration Ltd.) and calculated by their appointed calculation agent and published, as such rate appears: (i) on the Reuters Monitor Money Rates Service Page LIBOR01 (or a successor page on such service) or (ii) if such rate is not available, on such other information system that provides such information, in each case as of 11:00 a.m. (London time) on the Dividend Determination Date, (b) if no such rate is so published, then the rate for the Dividend Determination Date shall be the arithmetic mean (rounded to five decimal places, with 0.000005 being rounded upwards) of the rates for three-month dollar deposits quoted to the Calculation Agent as of 11:00 a.m. (London time) on the Dividend Determination Date; it being understood that at least two such quotes must have been so provided to the Calculation Agent, or (c) if LIBOR cannot be determined on the Dividend Determination Date using the foregoing methods, then the LIBOR for the relevant dividend period shall be the LIBOR as determined using the foregoing methods for the first day before the Dividend Determination Date on which LIBOR can be so determined. “Reuters Monitor Money Rates Service Page LIBOR01” means the display designated on page “LIBOR01” on Reuters (or such other page as may replace the LIBOR01 page on that service or any successor service for the purpose of displaying London interbank offered rates for U.S. dollar deposits of major banks). “London Business Day” means any day on which dealings in deposits in U.S. dollars are transacted in the London interbank market. “Calculation Agent” means Wells Fargo Bank, N.A., or another firm appointed by the Corporation, acting as Calculation Agent
(iii)     All percentages resulting from any of the above calculations will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upwards (e.g., 9.876545% (or .09876545) being rounded to 9.87655% (or .0987655)) and all dollar amounts used in or resulting from such calculations will be rounded to the nearest cent (with one-half cent being rounded upwards).
(b)    Dividends will be payable to Holders as of the applicable record date, which record date shall be fixed by the Board and shall be a date not exceeding 60 days before the applicable payment date. Dividends not declared with respect to a specific

Dividend Payment Date shall be payable to the Holders as of the record date fixed with respect to such dividends when so declared.

(c)    So long as any Series J Shares shall be outstanding, no dividend (other than dividends or distributions paid in shares of, or options, warrants or rights to subscribe for or purchase shares of, the common stock of the Corporation (the “Common Stock”) or any other stock of the Corporation ranking, as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the Corporation, junior to the Series J Shares), whether in cash or property, may be paid or declared or set apart, nor may any distribution be made on the Common Stock or such other stock, nor may any shares of Common Stock or such other stock be purchased, redeemed or otherwise acquired for value by the Corporation, unless all dividends on the Series J Shares for the then-current quarterly Dividend Period and all past quarterly Dividend Periods shall have been declared and paid or set apart.

(d)    The Board may, in its discretion, choose to pay dividends on the Series J Shares without the payment of any dividends on the Common Stock (or any other stock of the Corporation ranking, as to the payment of dividends, junior to the Series J Shares).

(e)    No full dividends shall be declared or paid or set apart for payment on any stock of the Corporation ranking, as to the payment of dividends, equally with the Series J Shares for any period unless full dividends have been declared and paid or set apart for payment on the Series J Shares for the then-current quarterly Dividend Period and all past quarterly Dividend Periods. When dividends are not paid in full upon the Series J Shares and all other classes or series of stock of the Corporation, if any, ranking, as to the payment of dividends, equally with the Series J Shares, all dividends declared upon the Series J Shares and all such other stock of the Corporation will be declared pro rata so that the amount of dividends declared for the Series J Shares and all such other stock will in all cases bear to each other the same ratio that accrued dividends for the Series J Shares and for all such other stock bear to each other (but without, in the case of non-cumulative shares of such other stock, accumulation of unpaid dividends for prior Dividend Periods).

(f)    No dividends may be declared or paid or set apart for payment on any Series J Shares if at the same time any arrears exist or default exists in the payment of dividends on any outstanding class or series of stock of the Corporation ranking, as to the payment of dividends, senior to the Series J Shares.

(g)    The Holders will not be entitled to any dividends, whether payable in cash or property, other than as herein provided and will not be entitled to interest or dividends, or any sum in lieu thereof, on or in respect of any dividend payment or other payment on the Series J Shares which may be in arrears.

2.	Liquidation Rights

(a)    Upon any voluntary or involuntary dissolution, liquidation or winding up of the Corporation, after payment or provision for the liabilities of the Corporation and the expenses of such dissolution, liquidation or winding up, the Holders of outstanding Series J Shares will be entitled to receive out of the assets of the Corporation or proceeds thereof available for distribution to shareholders, before any payment or distribution of assets is made to holders of the Common Stock (or any other stock of the Corporation ranking, as to the distribution of assets upon dissolution, liquidation or winding up of the Corporation, junior to the Series J Shares), the Liquidation Preference per Share plus an amount equal to the accrued and unpaid dividend (whether or not declared) for the then-current quarterly Dividend Period accrued to but excluding the date of such liquidation payment, plus unpaid dividends on the Series J Shares for all past quarterly Dividend Periods, if any.

(b)    If the assets of the Corporation available for distribution in such event are insufficient to pay in full the aggregate amount payable to Holders of Series J Shares and holders of all other classes or series of stock of the Corporation, if any, ranking, as to the distribution of assets upon dissolution, liquidation or winding up of the Corporation, equally with the Series J Shares, the assets will be distributed to the Holders of Series J Shares and holders of all such other stock pro rata, based on the full respective preferential amounts to which they are entitled (but without, in the case of any non-cumulative shares, accumulation of unpaid dividends for prior dividend periods).

(c)    Notwithstanding the foregoing, Holders of Series J Shares will not be entitled to be paid any amount in respect of a dissolution, liquidation or winding up of the Corporation until holders of any classes or series of stock of the Corporation ranking, as to the distribution of assets upon dissolution, liquidation or winding up of the Corporation, senior to the Series J Shares have been paid all amounts to which such classes or series are entitled.

(d)    Neither the sale, lease nor exchange (for cash, shares of stock, securities or other consideration) of all or substantially all of the property and assets of the Corporation, nor the merger, consolidation or combination of the Corporation into or with any other corporation or the merger, consolidation or combination of any other corporation or entity into or with the Corporation, shall be deemed to be a dissolution, liquidation or winding up, voluntary or involuntary, for the purposes of this Section 2.

(e)    After payment to the Holders of Series J Shares of the full amount of the distribution of assets upon dissolution, liquidation or winding up of the Corporation to which they are entitled pursuant to this Section 2, such Holders will not be entitled to any further participation in any distribution of assets by the Corporation.

3.	Voting Rights

The Series J Shares shall have no voting rights except as set forth in this Section 3 or as otherwise provided by California law:

(a)    So long as any Series J Shares are outstanding, the consent of the Holders of at least a majority of the Series J Shares at the time outstanding, voting as a single class, or voting as a single class together with the holders of any other series of Preference Stock (i) upon which like voting or consent rights have been conferred and (ii) which are similarly affected by the matter to be voted upon, given in person or by proxy, either in writing or by vote at any meeting called for the purpose, shall be necessary for effecting or validating any one or more of the following:

(i)    any amendment of the Corporation’s Restated Articles of Incorporation which would adversely affect the rights, preferences, privileges or restrictions of the Series J Shares; or

(ii)    the authorization or creation, or the increase in the authorized amount, of any stock of any class or any security convertible into stock of any class, ranking senior to the Series J Shares with respect to payment of dividends and distribution of assets upon liquidation, dissolution or winding up of the Corporation.

provided, however, that no such consent of the Holders of Series J Shares shall be required if, at or prior to the time when such amendment is to take effect or when the authorization, creation or increase in the authorized amount of any such senior stock or convertible security is to be made, as the case may be, provision is to be made for the redemption of all Series J Shares at the time outstanding.

(b)    On matters requiring their consent, the Holders will be entitled to one vote per Share.

4.	Redemption

(a)    The Series J Shares shall be redeemable (i) at the option of the Corporation at any time or from time to time on or after September 15, 2025 (an “Optional Redemption”) and (ii) at the option of the Corporation exercisable prior to September 15, 2025, if the Holder of all the Series J Shares is SCE Trust IV or another Delaware statutory trust in which the Corporation owns all of the securities thereof designated as common securities, at any time within 90 days after an Investment Company Event or a Tax Event (each, a “Special Event Redemption”). Subject to the notice provisions set forth in Section 4(b) below and subject to any further limitations which may be imposed by law, the Corporation (y) may redeem the Series J Shares, in whole or in part, in the event of an Optional Redemption and (z) may redeem the Series J Shares in whole but not in part upon occurrence of a Special Event Redemption, in each case out of funds legally available therefor, at a redemption price equal to the Liquidation Preference per Share plus an amount equal to the amount of the accrued and unpaid dividend (whether or not declared) for the then-current quarterly Dividend Period to but excluding the redemption date, plus unpaid dividends on the Series J Shares for all past quarterly Dividend Periods, if any. If less than all of the outstanding Series J Shares are to be redeemed in an Optional Redemption, the Corporation will select the Series J Shares to be redeemed from the outstanding Series J Shares not previously called for redemption by lot or pro rata.

(b)    In the event the Corporation shall redeem any or all of the Series J Shares as aforesaid, the Corporation will give notice of any such redemption to Holders neither more than 60 nor less than 30 days prior to the date fixed by the Board for such redemption. Failure to give notice to any Holder shall not affect the validity of the proceedings for the redemption of Series J Shares of any other Holder being redeemed.

(c)    Notice having been given as herein provided, from and after the redemption date, dividends on the Series J Shares called for redemption shall cease to accrue and such Series J Shares called for redemption will no longer be deemed outstanding, and all rights of the Holders thereof will cease.

(d)    The Series J Shares will not be subject to any mandatory redemption, sinking fund or other similar provisions. In addition, Holders will have no right to require redemption of any Series J Shares.

(e)    Any Series J Shares which are converted, redeemed or retired shall thereafter have the status of authorized but unissued shares of Preference Stock of the Corporation undesignated as to series, and may thereafter be reissued by the Board in the same manner as any other authorized and unissued shares of Preference Stock.

(f)    If the Corporation shall deposit on or prior to any date fixed for redemption of the Series J Shares, with any bank or trust company having a capital, surplus and undivided profits aggregating at least five million dollars ($5,000,000), as a trust fund, funds sufficient to redeem the Series J Shares called for redemption, with irrevocable instructions and authority to such bank or trust company to pay on and after the date fixed for redemption or such earlier date as the Board may determine, to the respective Holders of such Series J Shares, the redemption price thereof, then from and after the date of such deposit (although prior to the date fixed for redemption) such Series J Shares so called shall be deemed to be redeemed and dividends thereon shall cease to accrue from and after said date fixed for redemption and such deposit shall be deemed to constitute full payment of said Series J Shares to the Holders thereof and thereafter said Series J Shares shall no longer be deemed to be outstanding, and the Holders thereof shall cease to be shareholders with respect to such Series J Shares, and shall have no rights with respect thereto except only the right to receive from said bank or trust company payment of the redemption price of such Series J Shares without interest.

(g)    Any moneys deposited by the Corporation pursuant to Section 4(f) which shall not be required for the redemption because of the exercise of any such right of conversion or exchange subsequent to the date of the deposit shall be repaid to the Corporation forthwith.

(h)    For purposes of this Certificate of Determination of Preferences, “Investment Company Event” and “Tax Event” shall have the meanings ascribed to such terms in the Declaration of Trust of SCE Trust IV, a Delaware statutory trust (the “Trust”), to be dated as of August 24, 2015, by and among Southern California Edison Company, as Sponsor, the Trustees identified therein and the holders, from time to time, of undivided beneficial interests in the assets of the Trust, as may be amended from time to time, a copy of which is available without charge upon request by writing or calling the Corporate Governance Department at the Corporation’s principal place of business.

5.	Rank

The Series J Shares shall rank, with respect to payment of dividends and distribution of assets upon liquidation, dissolution or winding up of the Corporation:

(a)    junior to the Cumulative Preferred Stock and the $100 Cumulative Preferred Stock, and any other equity securities that the Corporation may later authorize or issue, the terms of which provide that such securities will rank senior to the Series J Shares with respect to payment of dividends and distribution of assets upon liquidation, dissolution or winding up of the Corporation;

(b)    equally with any other shares of Preference Stock and any other equity securities that the Corporation may later authorize or issue, the terms of which provide that such shares or other securities will rank equally with the Series J Shares with respect to payment of dividends and distribution of assets upon liquidation, dissolution or winding up of the Corporation; and

(c)    senior to the Common Stock, and any other equity securities that the Corporation may later authorize or issue, the terms of which provide that such securities will rank junior to the Series J Shares with respect to payment of dividends and distribution of assets upon liquidation, dissolution or winding up of the Corporation.

IN WITNESS WHEREOF, the undersigned have executed this Certificate in Rosemead, California on August 18, 2015.

/s/ William M. Petmecky, III
__________________________
William M. Petmecky, III
Vice President

/s/ George T. Tabata
__________________________
George T. Tabata
Assistant Treasurer

Each of the undersigned declares under penalty of perjury that the matters contained in the foregoing certificate are true of their own knowledge. Executed in Rosemead, California on August 18, 2015.

/s/ William M. Petmecky, III
__________________________
William M. Petmecky, III
Vice President

/s/ George T. Tabata
__________________________
George T. Tabata
Assistant Treasurer

CERTIFICATE OF DETERMINATION OF PREFERENCES OF THE
SERIES K PREFERENCE STOCK

SOUTHERN CALIFORNIA EDISON COMPANY

We, the undersigned, being the Vice President and the Assistant Treasurer, respectively, of Southern California Edison Company (the “Corporation”), a corporation organized and existing under and by virtue of the provisions of the laws of the State of California, DO HEREBY CERTIFY:

FIRST: The Restated Articles of Incorporation, as amended (the “Articles”), authorize the issuance of 50,000,000 shares of Preference Stock which may be issued from time to time in one or more series, and authorize the Board of Directors of the Corporation to (i) fix the number of shares of any series of Preference Stock and to determine the designation of any such series, (ii) to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preference Stock, including but not limited to rights, preferences, privileges and restrictions regarding dividends (including provisions specifying dividends at a floating or variable rate or dividends to be determined by reference to an index, formula, auction, bid or other objectively ascertainable criterion), liquidation, conversion, redemption and voting (including provisions specifying no general voting rights or voting rights of more than one vote per share), and, (iii) within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series.

SECOND: Acting pursuant to the authority delegated by the Board of Directors of the Corporation, the Pricing Committee of the Board of Directors did duly adopt on March 1, 2016, the following resolutions authorizing and providing for the creation of a series of said shares of Preference Stock to be known as Series K Preference Stock, consisting of 120,004 shares, none of the shares of such series having been issued:

“NOW, THEREFORE, BE IT RESOLVED, that 120,004 shares of the presently authorized but unissued Preference Stock, no par value, be and hereby determined to be and shall be of a series of said Preference Stock hereby designated as the “Series K Preference Stock” (the “Series K Shares”); and

BE IT FURTHER RESOLVED, that the rights, preferences, privileges and restrictions of Series K Shares of such series be and the same are hereby fixed, respectively, as follows:

1.	Dividends

(a)    The holders of record of the Series K Shares (each individually a “Holder,” or collectively the “Holders”) will be entitled to receive, when, as and if declared by the Board of Directors of the Corporation or duly authorized committee thereof (the “Board”), in its sole discretion out of funds legally available therefor, cumulative quarterly cash dividends at an annual rate equal to (1) 5.45% of the Liquidation Preference for each Dividend Period (as defined below) from, and including, the issue date of the Series K Shares to, but excluding, March 15, 2026 (the “Fixed Rate Period”), and (2) the three-month LIBOR rate plus 3.79% of the Liquidation Preference, for each Dividend Period from, and including, March 15, 2026 through, but excluding, the redemption date of the Series K Shares, if any (the “Floating Rate Period”). When, as and if declared by the Board, we will pay dividends on the Series K Shares quarterly, in arrears, on March 15, June 15, September 15 and December 15 of each year (each, a “Dividend Payment Date”), commencing June 15, 2016. Such dividends shall be cumulative from the date of issue whether or not earned or declared, and no interest, dividends or sum in lieu thereof shall be payable in respect of the amount of any dividend on the Series K Shares not paid on a Dividend Payment Date and accrued. If a Dividend Payment Date during the Fixed Rate Period is not a Business Day (as defined below), the related dividend (if declared) will be paid on the next succeeding Business Day with the same force and effect as though paid on the Dividend Payment Date, without any increase to account for the period from such Dividend Payment Date through the date of actual payment. If any Dividend Payment Date during the Floating Rate Period is not a Business Day, the related dividend (if declared) will be payable on the next succeeding Business Day unless that day falls in the next calendar month, in which case the Dividend Payment Date will be the immediately preceding Business Day. Dividends payable on the Series K Shares for any period from but including a Dividend Payment Date to but excluding the next succeeding Dividend Payment Date (a “Dividend Period”) during the Fixed Rate Period will be computed on the basis of a 360-day year consisting of twelve 30-day months; provided however that Dividends payable on the Series K Shares for the initial Dividend Period and any period shorter than a full Dividend Period will be computed on the basis of a 360-day year consisting of twelve 30-day months and the actual number of days elapsed in the period using 30-day months. Dividends payable on the Series K Shares for any Dividend Period during the Floating Rate Period will be computed based on the actual number of days in a Dividend Period and a 360-day year. “Liquidation Preference” means $2,500.00 per share of the Series K Shares. “Business Day” means any weekday that is not a legal holiday in New York, New York and is not a day on which banking institutions in New York, New York or Los Angeles, California are closed.
(i)    The dividend rate for each Dividend Period in the Floating Rate Period will be determined by the Calculation Agent (as defined below) using three-month LIBOR as in effect on the second London Business Day (as defined below) prior to the beginning of the applicable Dividend Period, which date is the “Dividend

Determination Date” for the Dividend Period. The Calculation Agent then will add 3.79% to three-

month LIBOR as determined on the Dividend Determination Date. Absent manifest error, the Calculation Agent’s determination of the dividend rate for a Dividend Period in the Floating Rate Period for the Series K Shares will be binding and conclusive.
(ii)     The term “three-month LIBOR” means (a) the offered quotation for three-month dollar deposits as such rate appears: (i) on Reuters screen page LIBOR01 (or a successor page on such service) or (ii) if such rate is not available, on such other information system that provides such information, in each case as of 11:00 a.m. (London time) on the Dividend Determination Date, (b) if no such rate is so published, then the rate for the Dividend Determination Date shall be the arithmetic mean (rounded to five decimal places, with 0.000005 being rounded upwards) of the rates for three-month dollar deposits quoted to the Calculation Agent as of 11:00 a.m. (London time) on the Dividend Determination Date; it being understood that at least two such quotes must have been so provided to the Calculation Agent, or (c) if LIBOR cannot be determined on the Dividend Determination Date using the foregoing methods, then the LIBOR for the relevant dividend period shall be LIBOR as determined using the foregoing methods for the first day before the Dividend Determination Date on which LIBOR can be so determined. “Reuters screen page LIBOR01” means the display designated on page “LIBOR01” on Reuters (or such other page as may replace the LIBOR01 page on that service or any successor service for the purpose of displaying London interbank offered rates for U.S. dollar deposits of major banks). “London Business Day” means any day on which dealings in deposits in U.S. dollars are transacted in the London interbank market. “Calculation Agent” means Wells Fargo Bank, N.A., or another firm appointed by the Corporation, acting as Calculation Agent
(iii)     All percentages resulting from any of the above calculations will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upwards (e.g., 9.876545% (or .09876545) being rounded to 9.87655% (or .0987655)) and all dollar amounts used in or resulting from such calculations will be rounded to the nearest cent (with one-half cent being rounded upwards).
(b)    Dividends will be payable to Holders as of the applicable record date, which record date shall be fixed by the Board and shall be a date not exceeding 60 days before the applicable payment date. Dividends not declared with respect to a specific Dividend Payment Date shall be payable to the Holders as of the record date fixed with respect to such dividends when so declared.

(c)    So long as any Series K Shares shall be outstanding, no dividend (other than dividends or distributions paid in shares of, or options, warrants or rights to subscribe for or purchase shares of, the common stock of the Corporation (the “Common Stock”) or any other stock of the Corporation ranking, as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the Corporation, junior to the Series K Shares), whether in cash or property, may be paid or declared or set apart, nor may any distribution be made on the Common Stock or such other stock, nor may any shares of Common Stock or such other stock be purchased, redeemed or otherwise acquired for value by the Corporation, unless all dividends on the Series K Shares for the then-current quarterly Dividend Period and all past quarterly Dividend Periods shall have been declared and paid or set apart.

(d)    The Board may, in its discretion, choose to pay dividends on the Series K Shares without the payment of any dividends on the Common Stock (or any other stock of the Corporation ranking, as to the payment of dividends, junior to the Series K Shares).

(e)    No full dividends shall be declared or paid or set apart for payment on any stock of the Corporation ranking, as to the payment of dividends, equally with the Series K Shares for any period unless full dividends have been declared and paid or set apart for payment on the Series K Shares for the then-current quarterly Dividend Period and all past quarterly Dividend Periods. When dividends are not paid in full upon the Series K Shares and all other classes or series of stock of the Corporation, if any, ranking, as to the payment of dividends, equally with the Series K Shares, all dividends declared upon the Series K Shares and all such other stock of the Corporation will be declared pro rata so that the amount of dividends declared for the Series K Shares and all such other stock will in all cases bear to each other the same ratio that accrued dividends for the Series K Shares and for all such other stock bear to each other (but without, in the case of non-cumulative shares of such other stock, accumulation of unpaid dividends for prior Dividend Periods).

(f)    No dividends may be declared or paid or set apart for payment on any Series K Shares if at the same time any arrears exist or default exists in the payment of dividends on any outstanding class or series of stock of the Corporation ranking, as to the payment of dividends, senior to the Series K Shares.

(g)    The Holders will not be entitled to any dividends, whether payable in cash or property, other than as herein provided and will not be entitled to interest or dividends, or any sum in lieu thereof, on or in respect of any dividend payment or other payment on the Series K Shares which may be in arrears.

2.	Liquidation Rights

(a)    Upon any voluntary or involuntary dissolution, liquidation or winding up of the Corporation, after payment or provision for the liabilities of the Corporation and the expenses of such dissolution, liquidation or winding up, the Holders of outstanding Series K Shares will be entitled to receive out of the assets of the Corporation or proceeds thereof available for distribution to shareholders, before any payment or distribution of assets is made to holders of the Common Stock (or any other stock of the Corporation ranking, as to the distribution of assets upon dissolution, liquidation or winding up of the Corporation, junior to the Series K Shares), the Liquidation Preference per Share plus an amount equal to the accrued and unpaid dividend (whether or not declared) for the then-current quarterly Dividend Period accrued to but excluding the date of such liquidation payment, plus unpaid dividends on the Series K Shares for all past quarterly Dividend Periods, if any.

(b)    If the assets of the Corporation available for distribution in such event are insufficient to pay in full the aggregate amount payable to Holders of Series K Shares and holders of all other classes or series of stock of the Corporation, if any, ranking, as to the distribution of assets upon dissolution, liquidation or winding up of the Corporation, equally with the Series K Shares, the assets will be distributed to the Holders of Series K Shares and holders of all such other stock pro rata, based on the full respective preferential amounts to which they are entitled (but without, in the case of any non-cumulative shares, accumulation of unpaid dividends for prior dividend periods).

(c)    Notwithstanding the foregoing, Holders of Series K Shares will not be entitled to be paid any amount in respect of a dissolution, liquidation or winding up of the Corporation until holders of any classes or series of stock of the Corporation ranking, as to the distribution of assets upon dissolution, liquidation or winding up of the Corporation, senior to the Series K Shares have been paid all amounts to which such classes or series are entitled.

(d)    Neither the sale, lease nor exchange (for cash, shares of stock, securities or other consideration) of all or substantially all of the property and assets of the Corporation, nor the merger, consolidation or combination of the Corporation into or with any other corporation or the merger, consolidation or combination of any other corporation or entity into or with the Corporation, shall be deemed to be a dissolution, liquidation or winding up, voluntary or involuntary, for the purposes of this Section 2.

(e)    After payment to the Holders of Series K Shares of the full amount of the distribution of assets upon dissolution, liquidation or winding up of the Corporation to which they are entitled pursuant to this Section 2, such Holders will not be entitled to any further participation in any distribution of assets by the Corporation.

3.	Voting Rights

The Series K Shares shall have no voting rights except as set forth in this Section 3 or as otherwise provided by California law:

(a)    So long as any Series K Shares are outstanding, the consent of the Holders of at least a majority of the Series K Shares at the time outstanding, voting as a single class, or voting as a single class together with the holders of any other series of Preference Stock (i) upon which like voting or consent rights have been conferred and (ii) which are similarly affected by the matter to be voted upon, given in person or by proxy, either in writing or by vote at any meeting called for the purpose, shall be necessary for effecting or validating any one or more of the following:

(i)    any amendment of the Corporation’s Restated Articles of Incorporation which would adversely affect the rights, preferences, privileges or restrictions of the Series K Shares; or

(ii)    the authorization or creation, or the increase in the authorized amount, of any stock of any class or any security convertible into stock of any class, ranking senior to the Series K Shares with respect to payment of dividends and distribution of assets upon liquidation, dissolution or winding up of the Corporation.

provided, however, that no such consent of the Holders of Series K Shares shall be required if, at or prior to the time when such amendment is to take effect or when the authorization, creation or increase in the authorized amount of any such senior stock or convertible security is to be made, as the case may be, provision is to be made for the redemption of all Series K Shares at the time outstanding.

(b)    On matters requiring their consent, the Holders will be entitled to one vote per Share.

4.	Redemption

(a)    The Series K Shares shall be redeemable (i) at the option of the Corporation at any time or from time to time on or after March 15, 2026 (an “Optional Redemption”) and (ii) at the option of the Corporation exercisable prior to March 15, 2026, if the Holder of all the Series K Shares is SCE Trust V or another Delaware statutory trust in which the Corporation owns all of the securities thereof designated as common securities, at any time within 90 days after an Investment Company Event or a Tax Event (each, a “Special Event Redemption”). Subject to the notice provisions set forth in Section 4(b) below and subject to any further limitations which may be imposed by law, the Corporation (y) may redeem the Series K Shares, in whole or in part, in the event of an Optional Redemption and (z) may redeem the Series K Shares in whole but not in part upon occurrence of a Special Event Redemption, in each case out of funds legally available therefor, at a redemption price equal to the Liquidation Preference per Share plus an amount equal to the amount of the accrued and unpaid dividend (whether or not declared) for the then-current quarterly Dividend Period to but excluding the redemption date, plus unpaid dividends on the Series K Shares for all past quarterly Dividend Periods, if any. If less than all of the outstanding Series K Shares are to be redeemed in an Optional Redemption, the Corporation will select the Series K Shares to be redeemed from the outstanding Series K Shares not previously called for redemption by lot or pro rata.

(b)    In the event the Corporation shall redeem any or all of the Series K Shares as aforesaid, the Corporation will give notice of any such redemption to Holders neither more than 60 nor less than 30 days prior to the date fixed by the Board for such redemption. Failure to give notice to any Holder shall not affect the validity of the proceedings for the redemption of Series K Shares of any other Holder being redeemed.

(c)    Notice having been given as herein provided, from and after the redemption date, dividends on the Series K Shares called for redemption shall cease to accrue and such Series K Shares called for redemption will no longer be deemed outstanding, and all rights of the Holders thereof will cease.

(d)    The Series K Shares will not be subject to any mandatory redemption, sinking fund or other similar provisions. In addition, Holders will have no right to require redemption of any Series K Shares.

(e)    Any Series K Shares which are converted, redeemed or retired shall thereafter have the status of authorized but unissued shares of Preference Stock of the Corporation undesignated as to series, and may thereafter be reissued by the Board in the same manner as any other authorized and unissued shares of Preference Stock.

(f)    If the Corporation shall deposit on or prior to any date fixed for redemption of the Series K Shares, with any bank or trust company having a capital, surplus and undivided profits aggregating at least five million dollars ($5,000,000), as a trust fund, funds sufficient to redeem the Series K Shares called for redemption, with irrevocable instructions and authority to such bank or trust company to pay on and after the date fixed for redemption or such earlier date as the Board may determine, to the respective Holders of such Series K Shares, the redemption price thereof, then from and after the date of such deposit (although prior to the date fixed for redemption) such Series K Shares so called shall be deemed to be redeemed and dividends thereon shall cease to accrue from and after said date fixed for redemption and such deposit shall be deemed to constitute full payment of said Series K Shares to the Holders thereof and thereafter said Series K Shares shall no longer be deemed to be outstanding, and the Holders thereof shall cease to be shareholders with respect to such Series K Shares, and shall have no rights with respect thereto except only the right to receive from said bank or trust company payment of the redemption price of such Series K Shares without interest.

(g)    Any moneys deposited by the Corporation pursuant to Section 4(f) which shall not be required for the redemption because of the exercise of any such right of conversion or exchange subsequent to the date of the deposit shall be repaid to the Corporation forthwith.

(h)    For purposes of this Certificate of Determination of Preferences, “Investment Company Event” and “Tax Event” shall have the meanings ascribed to such terms in the Amended and Restated Declaration of Trust of SCE Trust V, a Delaware statutory trust (the “Trust”), to be dated as of March 8, 2016, by and among Southern California Edison Company, as Sponsor, the Trustees identified therein and the holders, from time to time, of undivided beneficial interests in the assets of the Trust, as may be amended from time to time, a copy of which is available without charge upon request by writing or calling the Corporate Governance Department at the Corporation’s principal place of business.

5.	Rank

The Series K Shares shall rank, with respect to payment of dividends and distribution of assets upon liquidation, dissolution or winding up of the Corporation:

(a)    junior to the Cumulative Preferred Stock and the $100 Cumulative Preferred Stock, and any other equity securities that the Corporation may later authorize or issue, the terms of which provide that such securities will rank senior to the Series K Shares with respect to payment of dividends and distribution of assets upon liquidation, dissolution or winding up of the Corporation;

(b)    equally with any other shares of Preference Stock and any other equity securities that the Corporation may later authorize or issue, the terms of which provide that such shares or other securities will rank equally with the Series K Shares with respect to payment of dividends and distribution of assets upon liquidation, dissolution or winding up of the Corporation; and

(c)    senior to the Common Stock, and any other equity securities that the Corporation may later authorize or issue, the terms of which provide that such securities will rank junior to the Series K Shares with respect to payment of dividends and distribution of assets upon liquidation, dissolution or winding up of the Corporation.

IN WITNESS WHEREOF, the undersigned have executed this Certificate in Rosemead, California on March 2, 2016.

/s/ William M. Petmecky, III
__________________________
William M. Petmecky, III
Vice President

/s/ George T. Tabata
__________________________
George T. Tabata
Assistant Treasurer

Each of the undersigned declares under penalty of perjury that the matters contained in the foregoing certificate are true of their own knowledge. Executed in Rosemead, California on March 2, 2016.

/s/ William M. Petmecky, III
__________________________
William M. Petmecky, III
Vice President

/s/ George T. Tabata
__________________________
George T. Tabata
Assistant Treasurer

CERTIFICATE OF DETERMINATION OF PREFERENCES OF THE
SERIES L PREFERENCE STOCK

SOUTHERN CALIFORNIA EDISON COMPANY

We, the undersigned, being the Vice President and the Assistant Treasurer, respectively, of Southern California Edison Company (the “Corporation”), a corporation organized and existing under and by virtue of the provisions of the laws of the State of California, DO HEREBY CERTIFY:

FIRST: The Restated Articles of Incorporation, as amended (the “Articles”), authorize the issuance of 50,000,000 shares of Preference Stock which may be issued from time to time in one or more series, and authorize the Board of Directors of the Corporation to (i) fix the number of shares of any series of Preference Stock and to determine the designation of any such series, (ii) to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preference Stock, including but not limited to rights, preferences, privileges and restrictions regarding dividends (including provisions specifying dividends at a floating or variable rate or dividends to be determined by reference to an index, formula, auction, bid or other objectively ascertainable criterion), liquidation, conversion, redemption and voting (including provisions specifying no general voting rights or voting rights of more than one vote per share), and, (iii) within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series.

SECOND: Acting pursuant to the authority delegated by the Board of Directors of the Corporation, the Pricing Committee of the Board of Directors did duly adopt on June 19, 2017, the following resolutions authorizing and providing for the creation of a series of said shares of Preference Stock to be known as Series L Preference Stock, consisting of 190,004 shares, none of the shares of such series having been issued:

“NOW, THEREFORE, BE IT RESOLVED, that 190,004 shares of the presently authorized but unissued Preference Stock, no par value, be and hereby determined to be and shall be of a series of said Preference Stock hereby designated as the “Series L Preference Stock” (the “Series L Shares”); and
BE IT FURTHER RESOLVED, that the rights, preferences, privileges and restrictions of Series L Shares of such series be and the same are hereby fixed, respectively, as follows:

1.	Dividends

(a)    The holders of record of the Series L Shares (each individually a “Holder,” or collectively the “Holders”) will be entitled to receive, when, as and if declared by the Board of Directors of the Corporation or duly authorized committee thereof (the “Board”), in its sole discretion out of funds legally available therefor, cumulative quarterly cash dividends at an annual rate equal to 5.00% of the Liquidation Preference from, and including, the issue date of the Series L Shares through, but excluding, the redemption date of the Series L Shares, if any. When, as and if declared by the Board, we will pay dividends on the Series L Shares quarterly, in arrears, on March 15, June 15, September 15 and December 15 of each year (each, a “Dividend Payment Date”), commencing September 15, 2017. Such dividends shall be cumulative from the date of issue whether or not declared, and no interest, dividends or sum in lieu thereof shall be payable in respect of the amount of any dividend on the Series L Shares not paid on a Dividend Payment Date and accrued. If a Dividend Payment Date is not a Business Day (as defined below), the related dividend (if declared) will be paid on the next succeeding Business Day with the same force and effect as though paid on the Dividend Payment Date, without any increase to account for the period from such Dividend Payment Date through the date of actual payment. Dividends payable on the Series L Shares for any period from but including a Dividend Payment Date to but excluding the next succeeding Dividend Payment Date (a “Dividend Period”) will be computed on the basis of a 360-day year consisting of twelve 30-day months; provided however that dividends payable on the Series L Shares for the initial Dividend Period and any period shorter than a full Dividend Period will be computed on the basis of a 360-day year consisting of twelve 30-day months and the actual number of days elapsed in the period using 30-day months. “Liquidation Preference” means $2,500.00 per share of the Series L Shares. “Business Day” means any weekday that is not a legal holiday in New York, New York and is not a day on which banking institutions in New York, New York or Los Angeles, California are closed.
(b)    Dividends will be payable to Holders as of the applicable record date, which record date shall be fixed by the Board and shall be a date not exceeding 60 days before the applicable payment date. Dividends not declared with respect to a specific Dividend Payment Date shall be payable to the Holders as of the record date fixed with respect to such dividends when so declared.

(c)    So long as any Series L Shares shall be outstanding, no dividend (other than dividends or distributions paid in shares of, or options, warrants or rights to subscribe for or purchase shares of, the common stock of the Corporation (the “Common Stock”) or any other stock of the Corporation ranking, as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the Corporation, junior to the Series L Shares), whether in cash or property, may be paid or declared or set apart, nor may any distribution be made on the Common Stock or such other stock, nor may any shares of Common Stock or such other stock be purchased, redeemed or otherwise acquired for value by the Corporation, unless all dividends on the Series L Shares for the then-current quarterly Dividend Period and all past quarterly Dividend Periods shall have been declared and paid or set apart.

(d)    The Board may, in its discretion, choose to pay dividends on the Series L Shares without the payment of any dividends on the Common Stock (or any other stock of the Corporation ranking, as to the payment of dividends, junior to the Series L Shares).

(e)    No full dividends shall be declared or paid or set apart for payment on any stock of the Corporation ranking, as to the payment of dividends, equally with the Series L Shares for any period unless full dividends have been declared and paid or set apart for payment on the Series L Shares for the then-current quarterly Dividend Period and all past quarterly Dividend Periods. When dividends are not paid in full upon the Series L Shares and all other classes or series of stock of the Corporation, if any, ranking, as to the payment of dividends, equally with the Series L Shares, all dividends declared upon the Series L Shares and all such other stock of the Corporation will be declared pro rata so that the amount of dividends declared for the Series L Shares and all such other stock will in all cases bear to each other the same ratio that accrued dividends for the Series L Shares and for all such other stock bear to each other (but without, in the case of non-cumulative shares of such other stock, accumulation of unpaid dividends for prior Dividend Periods).

(f)    No dividends may be declared or paid or set apart for payment on any Series L Shares if at the same time any arrears exist or default exists in the payment of dividends on any outstanding class or series of stock of the Corporation ranking, as to the payment of dividends, senior to the Series L Shares.

(g)    The Holders will not be entitled to any dividends, whether payable in cash or property, other than as herein provided and will not be entitled to interest or dividends, or any sum in lieu thereof, on or in respect of any dividend payment or other payment on the Series L Shares which may be in arrears.

2.	Liquidation Rights

(a)    Upon any voluntary or involuntary dissolution, liquidation or winding up of the Corporation, after payment or provision for the liabilities of the Corporation and the expenses of such dissolution, liquidation or winding up, the Holders of outstanding Series L Shares will be entitled to receive out of the assets of the Corporation or proceeds thereof available for distribution to shareholders, before any payment or distribution of assets is made to holders of the Common Stock (or any other stock of the Corporation ranking, as to the distribution of assets upon dissolution, liquidation or winding up of the Corporation, junior to the Series L Shares), the Liquidation Preference per Share plus an amount equal to the accrued and unpaid dividend (whether or not declared) for the then-current quarterly Dividend Period accrued to but excluding the date of such liquidation payment, plus unpaid dividends on the Series L Shares for all past quarterly Dividend Periods, if any.

(b)    If the assets of the Corporation available for distribution in such event are insufficient to pay in full the aggregate amount payable to Holders of Series L Shares and holders of all other classes or series of stock of the Corporation, if any, ranking, as to the distribution of assets upon dissolution, liquidation or winding up of the Corporation, equally with the Series L Shares, the assets will be distributed to the Holders of Series L Shares and holders of all such other stock pro rata, based on the full respective preferential amounts to which they are entitled (but without, in the case of any non-cumulative shares, accumulation of unpaid dividends for prior dividend periods).

(c)    Notwithstanding the foregoing, Holders of Series L Shares will not be entitled to be paid any amount in respect of a dissolution, liquidation or winding up of the Corporation until holders of any classes or series of stock of the Corporation ranking, as to the distribution of assets upon dissolution, liquidation or winding up of the Corporation, senior to the Series L Shares have been paid all amounts to which such classes or series are entitled.

(d)    Neither the sale, lease nor exchange (for cash, shares of stock, securities or other consideration) of all or substantially all of the property and assets of the Corporation, nor the merger, consolidation or combination of the Corporation into or with any other corporation or the merger, consolidation or combination of any other corporation or entity into or with the Corporation, shall be deemed to be a dissolution, liquidation or winding up, voluntary or involuntary, for the purposes of this Section 2.

(e)    After payment to the Holders of Series L Shares of the full amount of the distribution of assets upon dissolution, liquidation or winding up of the Corporation to which they are entitled pursuant to this Section 2, such Holders will not be entitled to any further participation in any distribution of assets by the Corporation.

3.	Voting Rights

The Series L Shares shall have no voting rights except as set forth in this Section 3 or as otherwise provided by California law:

(a)    So long as any Series L Shares are outstanding, the consent of the Holders of at least a majority of the Series L Shares at the time outstanding, voting as a single class, or voting as a single class together with the holders of any other series of Preference Stock (i) upon which like voting or consent rights have been conferred and (ii) which are similarly affected by the matter to be voted upon, given in person or by proxy, either in writing or by vote at any meeting called for the purpose, shall be necessary for effecting or validating any one or more of the following:

(i)    any amendment of the Corporation’s Restated Articles of Incorporation which would adversely affect the rights, preferences, privileges or restrictions of the Series L Shares; or

(ii)    the authorization or creation, or the increase in the authorized amount, of any stock of any class or any security convertible into stock of any class, ranking senior to the Series L Shares with respect to payment of dividends and distribution of assets upon liquidation, dissolution or winding up of the Corporation.

provided, however, that no such consent of the Holders of Series L Shares shall be required if, at or prior to the time when such amendment is to take effect or when the authorization, creation or increase in the authorized amount of any such senior stock or convertible security is to be made, as the case may be, provision is to be made for the redemption of all Series L Shares at the time outstanding.

(b)On matters requiring their consent, the Holders will be entitled to one vote per Share.

4.	Redemption

(a)    Subject to the notice provisions set forth in Section 4(c) below and subject to any further limitations which may be imposed by law, the Series L Shares shall be redeemable out of funds legally available therefor (i) at the option of the Corporation at any time or from time to time, in whole or in part, on or after June 26, 2022 (an “Optional Redemption”), (ii) at the option of the Corporation exercisable prior to June 26, 2022, if the Holder of all the Series L Shares is SCE Trust VI or another Delaware statutory trust in which the Corporation owns all of the securities thereof designated as common securities, at any time, in whole but not in part, within 90 days after an Investment Company Event or a Tax Event (each, a “Special Event Redemption”), and (iii) at the option of the Corporation exercisable prior to June 26, 2022 at any time, in whole but not in part, after a Rating Agency Event (a “Rating Agency Redemption”).

(b)     The redemption price for the Series L Shares being redeemed shall be, (i) in the event of an Optional Redemption, the Liquidation Preference per Series L Share being redeemed, (ii) in the event of a Special Event Redemption, 101% of the Liquidation Preference per Series L

Share being redeemed; and (iii) in the event of a Rating Agency Redemption, 102% of the Liquidation Preference per Series L Share being redeemed, plus in each case an amount equal to the amount of the accrued and unpaid dividend (whether or not declared) for the then-current quarterly Dividend Period to but excluding the redemption date, plus unpaid dividends on the Series L Shares being redeemed for all past quarterly Dividend Periods, if any. If less than all of the outstanding Series L Shares are to be redeemed in an Optional Redemption, the Corporation will select the Series L Shares to be redeemed from the outstanding Series L Shares not previously called for redemption by lot or pro rata.

(c)    In the event the Corporation shall redeem any or all of the Series L Shares as aforesaid, the Corporation will give notice of any such redemption to Holders neither more than 60 nor less than 30 days prior to the date fixed by the Board for such redemption. Failure to give notice to any Holder shall not affect the validity of the proceedings for the redemption of Series L Shares of any other Holder being redeemed.

(d)    Notice having been given as herein provided, from and after the redemption date, dividends on the Series L Shares called for redemption shall cease to accrue and such Series L Shares called for redemption will no longer be deemed outstanding, and all rights of the Holders thereof will cease.

(e)    The Series L Shares will not be subject to any mandatory redemption, sinking fund or other similar provisions. In addition, Holders will have no right to require redemption of any Series L Shares.

(f)    Any Series L Shares which are converted, redeemed or retired shall thereafter have the status of authorized but unissued shares of Preference Stock of the Corporation undesignated as to series, and may thereafter be reissued by the Board in the same manner as any other authorized and unissued shares of Preference Stock.

(g)    If the Corporation shall deposit on or prior to any date fixed for redemption of the Series L Shares, with any bank or trust company having a capital, surplus and undivided profits aggregating at least five million dollars ($5,000,000), as a trust fund, funds sufficient to redeem the Series L Shares called for redemption, with irrevocable instructions and authority to such bank or trust company to pay on and after the date fixed for redemption or such earlier date as the Board may determine, to the respective Holders of such Series L Shares, the redemption price thereof, then from and after the date of such deposit (although prior to the date fixed for redemption) such Series L Shares so called shall be deemed to be redeemed and dividends thereon shall cease to accrue from and after said date fixed for redemption and such deposit shall be deemed to constitute full payment of said Series L Shares to the Holders thereof and thereafter said Series L Shares shall no longer be deemed to be outstanding, and the Holders thereof shall cease to be shareholders with respect to such Series L Shares, and shall have no rights with respect thereto except only the right to receive from said bank or trust company payment of the redemption price of such Series L Shares without interest.

(h)     Any moneys deposited by the Corporation pursuant to Section 4(g) which shall not be required for the redemption because of the exercise of any such right of conversion or exchange subsequent to the date of the deposit shall be repaid to the Corporation forthwith.

(i)    For purposes of this Certificate of Determination of Preferences, “Investment Company Event,” “Tax Event” and “Rating Agency Event” shall have the meanings ascribed to such terms in the Amended and Restated Declaration of Trust of SCE Trust VI, a Delaware statutory trust (the “Trust”), to be dated as of June 26, 2017, by and among Southern California Edison Company, as Sponsor, the Trustees identified therein and the holders, from time to time, of undivided beneficial interests in the assets of the Trust, as may be amended from time to time, a copy of which is available without charge upon request by writing or calling the Corporate Governance Department at the Corporation’s principal place of business.

5.	Rank

The Series L Shares shall rank, with respect to payment of dividends and distribution of assets upon liquidation, dissolution or winding up of the Corporation:

(a)    junior to the Cumulative Preferred Stock and the $100 Cumulative Preferred Stock, and any other equity securities that the Corporation may later authorize or issue, the terms of which provide that such securities will rank senior to the Series L Shares with respect to payment of dividends and distribution of assets upon liquidation, dissolution or winding up of the Corporation;

(b)    equally with any other shares of Preference Stock and any other equity securities that the Corporation may later authorize or issue, the terms of which provide that such shares or other securities will rank equally with the Series L Shares with respect to payment of dividends and distribution of assets upon liquidation, dissolution or winding up of the Corporation; and

(c)    senior to the Common Stock, and any other equity securities that the Corporation may later authorize or issue, the terms of which provide that such securities will rank junior to the Series L Shares with respect to payment of dividends and distribution of assets upon liquidation, dissolution or winding up of the Corporation.

IN WITNESS WHEREOF, the undersigned have executed this Certificate in Rosemead, California on June 20, 2017.

/s/ Daniel S. Wood
Daniel S. Wood
Vice President

/s/ George T. Tabata
George T. Tabata
Assistant Treasurer

Each of the undersigned declares under penalty of perjury that the matters contained in the foregoing certificate are true of their own knowledge. Executed in Rosemead, California on June 20, 2017.

/s/ Daniel S. Wood
Daniel S. Wood
Vice President

/s/ George T. Tabata
George T. Tabata
Assistant Treasurer